UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21482

SunAmerica Specialty Series

(Exact name of registrant as specified in charter)

Harborside 5, 185 Hudson Street, Jersey City, NJ 07311

(Address of principal executive offices) (Zip code)

John T. Genoy

Senior Vice President

SunAmerica Asset Management, LLC

Harborside 5,

185 Hudson Street,

Jersey City, NJ 07311

(Name and address of agent for service)

Registrant’s telephone number, including area code: (201) 324-6414

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

Item 1.	Reports to Stockholders

  2020 ANNUAL REPORT

SunAmerica Specialty Series

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a Fund electronically by calling 800-858-8850 or contacting your financial intermediary directly.

You may elect to receive all future reports in paper free of charge. If your account is held directly at the Fund, you can inform the Fund that you wish to receive paper copies of reports by calling 800-858-8850. If your account is held through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive paper will apply to all AIG Funds in which you are invested and may apply to all funds held with your financial intermediary.

A Message from the President — (unaudited)

Dear Shareholders:

All of us at AIG and SunAmerica Asset Management, along with our Fund subadvisers hope this annual report finds you and yours safe and well during these challenging times.

As the COVID-19 pandemic continues to evolve, know that we remain focused on serving our Fund shareholders. As such, we are pleased to present this annual update for SunAmerica Specialty Series (the “Specialty Series”), including AIG Commodity Strategy Fund, AIG ESG Dividend Fund, AIG Focused Alpha Large-Cap Fund, AIG Focused Growth Fund, AIG Income Explorer Fund and AIG Small-Cap Fund (the “Funds”), covering the 12-month period ended October 31, 2020.

Overall, global bonds and global equities advanced, while commodities generated negative returns. Virtually all asset classes saw volatility surge during the annual period.

Global equities rose as the annual period began in November 2019. In our view, waning recession fears and forecasts for improving global economic growth in 2020 helped bolster investor sentiment, while geopolitics and trade disputes, especially between the U.S. and China, persisted as major drivers of market volatility. In December 2019, the U.S. Administration announced that a “Phase One” trade deal with China had been agreed to in principle, providing significant relief to global markets. U.S. equities were further supported by accommodative U.S. Federal Reserve (“Fed”) policy. The Fed had lowered interest rates by 25 basis points† in October 2019, its third interest rate cut of the calendar year, but then left rates unchanged for the remainder of the fourth quarter.

Most global equity markets continued to advance as 2020 began, with U.S. equities achieving record highs in February. However, as COVID-19 spread rapidly across the globe, it caused unprecedented disruption to financial markets and economies and soured trade deal optimism between the U.S. and China. Thus, global equities ended the first quarter of 2020 significantly lower. Exacerbating matters was the plunging of the price of oil to its lowest level since 2002, as the world’s largest oil producers failed to agree on reducing output as demand collapsed. Most central banks and governments took extraordinary measures in an effort to limit financial market stress, mitigate the economic fallout and cushion household and business income. The U.S. Fed cut the targeted federal funds rate to near zero and increased the scope of its asset purchase program. Many other developed market central banks also added accommodation, while several emerging market central banks embarked on quantitative easing for the first time. On the fiscal front, the U.S. government enacted a $2 trillion relief bill, unleashing a massive stimulus plan to stem economic damage. For the quarter, U.S. equities, as represented by the S&P 500 Index*, suffered its fastest-ever decline into a bear market but surged to its best weekly gain in 11 years at the end of the March 2020 on Fed and U.S. government emergency stimulus action. Still, the late surge was not enough to pull the U.S. equity market out of significant losses for the quarter.

Then, in yet another sharp reversal, global equities saw their best quarterly return since December 1999 in the second quarter of 2020 and continued to rise during the third quarter of 2020. Markets were fueled by optimism around successful early-stage trials for a potential COVID-19 vaccine, ongoing fiscal and monetary stimulus and signs global economic activity was improving. As new COVID-19 cases declined in most countries, governments shifted their focus toward gradually lifting lockdown restrictions, even as new cases rose significantly in some areas of the U.S. and as India and much of Latin America struggled to bring the coronavirus under control. Also, oil prices rebounded as the global economy appeared to begin to recover. In the second calendar quarter, U.S. equities rallied to their largest quarterly gain since the fourth quarter of 1998, even as the National Bureau of Economic Research declared in June that a U.S. economic recession had officially begun in February 2020. U.S. equities extended their strong rally in the third calendar quarter, buoyed by better than consensus expected corporate earnings. Still, volatility remained high, as the U.S. grappled with political uncertainty ahead of the November presidential election and the lack of additional fiscal stimulus.

The roller coaster continued, as global equity markets, including the U.S. equity market, then fell in October 2020. Corporate earnings results for many companies that reported in October came in above consensus expectations. However, expectations had been

2

A Message from the President — (unaudited) (continued)

heightened by reports the U.S. economy had grown robustly in the third calendar quarter as businesses resumed activity postponed or restricted by COVID-19. Also, political uncertainty surrounding U.S. elections and spikes in COVID-19 positivity, hospitalization and mortality rates in the U.S. and around the world proved sources of volatility.

The broad global fixed income market posted a positive return for the annual period overall. Despite accommodative central bank policies, government bond yields increased across most markets in the last months of 2019, as global activity indicators stabilized and trade negotiations seemed to progress. Government bond yields in several developed markets, including the U.S., then fell to record lows in the first quarter of 2020, as the COVID-19 pandemic sparked fears of a global economic recession and major central banks engaged in an aggressive easing cycle. Most global government bond yields remained largely range-bound near record lows across most developed markets in the second quarter of 2020, supported by extremely accommodative central bank purchase programs. In the last four months of the annual period, yield curves steepened, led by increases in yields on longer-term maturities in several developed markets, while most other government bond yields generally drifted lower. The Fed extended its emergency liquidity provisions through the end of 2020 and unveiled a new inflation policy framework that will allow inflation to modestly exceed 2% without a hawkish†† policy response. This low-for-longer and inflation tolerance policy stance by the Fed prompted the sell-off in longer-dated securities, while strong demand for government bonds as a perceived “safe haven” kept short-to-intermediate-term yields low. In October, the 10-year U.S. Treasury yield rose, which seemed to reflect rising hopes of economic stimulus, and credit sectors and securitized sectors outperformed duration-equivalent government bonds. Most non-government bond sectors underperformed the broad fixed income market for the annual period overall, but still posted positive absolute returns. The primary exceptions were investment grade corporate bonds and Treasury inflation protected securities, which performed especially strongly during the annual period.

Commodities were challenged during the annual period overall. At the end of 2019, commodities gained across all four sectors. However, in the first quarter of 2020, commodities faced severe headwinds, led down by the energy sector, as oil prices fell sharply after an OPEC+††† agreement to curtail production disintegrated. Only precious metals gained, supported by an increase in gold prices, as investors flocked to what were perceived as “safe haven” assets. In the second and third quarters of 2020, commodities broadly advanced. Energy prices rose, supported by an improving global demand outlook as economies gradually began to reopen. Industrial metals rose as mine closures caused supply disruptions. Precious metals lifted despite the gradual reopening of economies, with gold prices closing above $1,800 per ounce for the first time in more than eight years, as low interest rates and a resurgence of COVID-19 cases increased demand. Commodities ended the month of October lower, with energy once again the weakest performing sector, as it was for the annual period overall. Agriculture and livestock also declined for the annual period as whole, while precious metals and industrial metals rose.

During the annual period overall, developed market equities, as measured by the 4.36% return of the MSCI World Index*, underperformed emerging market equities, as measured by the 8.25% return of the MSCI Emerging Markets Index*. Among the developed markets, U.S. equities, as measured by the 9.71% return of the S&P 500 Index*, significantly outperformed non-U.S. equities, as measured by the -6.86% return of the MSCI EAFE Index*. Within the U.S. equity market, large-cap stocks performed best, followed at some distance by mid-cap stocks. Small-cap stocks posted a modest negative return during the annual period. Growth stocks significantly outpaced valued stocks across the capitalization spectrum. U.S. bonds, as presented by the Bloomberg Barclays U.S. Aggregate Bond Index*, and global bonds, as represented by the Bloomberg Barclays Global Aggregate Bond Index*, posted returns of 6.19% and 5.63%, respectively, for the annual period overall. The Bloomberg Barclays U.S. Treasury Index*, returned 6.95%, while international government bonds, as represented by the FTSE Non-U.S. WGBI (USD, hedged)*, returned 3.06%. Commodities, as represented by the Bloomberg Commodity Index*, returned -8.75% for the same annual period.

On the following pages, you will find the financial statements and portfolio information for each of the Specialty Series Funds for the annual period ended October 31, 2020. You will also find a comprehensive review of the portfolios’ performance and management strategies over the same annual period.

Thank you for being a part of the Specialty Series Funds. We value your ongoing confidence in us and look forward to serving your investment needs in the future. As always, if you have any questions regarding your investments, please contact your financial professional or get in touch with us directly at 800-858-8850 or via our website at www.aig.com/funds.

3

A Message from the President — (unaudited) (continued)

Sincerely,

Sharon French

President & CEO

SunAmerica Asset Management, LLC

Past performance is no guarantee of future results. Diversification and asset allocation do not guarantee a profit nor protect against a loss.

*	The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of 23 developed markets. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of 26 emerging markets. The S&P 500 Index is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market. The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of 21 developed markets, excluding the U.S. and Canada. The Bloomberg Barclays U.S. Aggregate Bond Index represented securities that are U.S. domestic, taxable and dollar denominated. The index covers components for government and corporate securities, mortgage pass-through securities and asset-backed securities. The Bloomberg Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The Bloomberg Barclays U.S. Treasury Index measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury. The FTSE WGBI (World Government Bond Index) (USD, hedged) is a market capitalization-weighted bond index consisting of the government bond markets of more than 20 countries, including all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of US$50 billion. The Bloomberg Commodity Index is a broadly diversified index made up of 23 exchange-traded futures on physical commodities weighted to account for economic significance and market liquidity. Indices are not managed and an investor cannot invest directly into an index.

†	A basis point is 1/100th of a percentage point.

††	Hawkish language tends to suggest higher interest rates; opposite of dovish.

†††	OPEC+ is composed of the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC oil-producing countries, most notably Russia.

The AIG Commodity Strategy Fund is not a complete investment program and should not be an investor’s sole investment because its performance is linked to the performance of highly volatile commodities. Investors should consider buying shares of the AIG Commodity Strategy Fund only as part of an overall portfolio strategy that includes other asset classes, such as fixed income and equity investments. Investors in the AIG Commodity Strategy Fund should be willing to assume greater risks of potentially significant short-term share price fluctuation because of the AIG Commodity Strategy Fund’s investments in commodity-linked derivative instruments.

The risks associated with the use of futures contracts by the AIG Commodity Strategy Fund include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference assets; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times. Forwards are not exchange-traded and therefore no clearing house or exchange stands ready to meet the obligations of the contracts. Thus, the Fund faces the risk that its counterparties may not perform their obligations. Investments that provide exposure to foreign markets involve special risks, such as currency fluctuations, differing financial reporting and regulatory standards, and economic and political instability. These risks are highlighted when the issuer is in an emerging market. Fixed income securities and currency and fixed income futures are subject to changes in their value when prevailing interest rates change. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from futures instruments that are tied to foreign instruments or currencies. The Fund also has exposure to the commodities markets, which may subject it to greater volatility than investments in traditional securities. The AIG Commodity Strategy Fund expects to invest a significant portion of its assets in repurchase agreements collateralized by the U.S. government and its agencies and may also invest in other high quality, short-term securities (“money market instruments”). The primary purpose of the repurchase agreements and other money market instruments held by the Fund will be to serve as collateral for the futures instruments. The Fund’s investments in repurchase agreements involve certain risks involving the default or insolvency of the seller and counterparty risk (i.e., the risk that the counterparty will not perform its obligations). The Fund’s returns are expected to be derived principally from changes in the value of the assets underlying the futures instruments held by the Fund. Active trading of the Fund’s portfolio may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and which will affect the Fund’s performance. Active trading may also result in increased tax liability for Fund shareholders. Investors should note that the ability of the subadviser to successfully implement the Fund’s strategies, including the proprietary investment processes used by the subadviser, will influence the performance of the Fund significantly.

Focused funds are less diversified than typical mutual funds; therefore, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases risk. Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies and may have fewer resources and a greater risk of business failure than do large companies.

4

SunAmerica Specialty Series

EXPENSE EXAMPLE — October 31, 2020 — (unaudited)

Disclosure of Fund Expenses in Shareholder Reports

As a shareholder of a Fund (each a “Fund” and collectively, the “Funds”) in the SunAmerica Specialty Series (the “Trust”), you may incur two types of costs: (1) transaction costs, including applicable sales charges (loads) on purchase payments and contingent deferred sales charges and (2) ongoing costs, including management fees; distribution and account maintenance fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at May 1, 2020 and held until October 31, 2020.

Actual Expenses

The “Actual” section of the table provides information about your actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Expenses Paid During the Six Months Ended October 31, 2020” to estimate the expenses you paid on your account during this period. For shareholder accounts in classes other than Class W, the “Expenses Paid During the Six Months Ended October 31, 2020” column and the “Annualized Expense Ratio” column do not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the “Expenses Paid During the Six Months Ended October 31, 2020” column and the “Annualized Expense Ratio” column do not include administrative or other fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Funds’ prospectuses, your retirement plan document and/or materials from your financial advisers for a full description of these fees. Had these fees been included, the “Expenses Paid During the Six Months Ended October 31, 2020” column would have been higher and the “Ending Account Value” column would have been lower.

Hypothetical Example for Comparison Purposes

The “Hypothetical” section of the table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. For shareholder accounts in classes other than Class W, the “Expenses Paid During the Six Months Ended October 31, 2020” column and the “Annualized Expense Ratio” column do not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the “Expenses Paid During the Six Months Ended October 31, 2020” column and the “Annualized Expense Ratio” column do not include administrative or other fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Funds’ prospectuses, your retirement plan document and/or materials from your financial advisers for a full description of these fees. Had these fees been included, the “Expenses Paid During the Six Months Ended October 31, 2020” column would have been higher and the “Ending Account Value” column would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges; small account fees and administrative fees, if applicable, to your account. Please refer to the Funds’ prospectus, your retirement plan document and/or materials from your financial adviser, for more information. Therefore, the “Hypothetical” example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs and other fees were included, your costs would have been higher.

5

SunAmerica Specialty Series

EXPENSE EXAMPLE — October 31, 2020 — (unaudited) (continued)

	Actual			Hypothetical
	Beginning Account Value at May 1, 2020	Ending Account Value Using Actual Return at October 31, 2020	Expenses Paid During the Six Months Ended October 31, 2020*	Beginning Account Value at May 1, 2020	Ending Account Value Using a Hypothetical 5% Annual Return at October 31, 2020	Expenses Paid During the Six Months Ended October 31, 2020*	Annualized Expense Ratio*
AIG Commodity Strategy Fund@
Class A#	$1,000.00	$1,161.74	$9.35	$1,000.00	$1,016.49	$8.72	1.72%
Class C#	$1,000.00	$1,157.02	$12.85	$1,000.00	$1,013.22	$11.99	2.37%
Class W#	$1,000.00	$1,161.48	$8.26	$1,000.00	$1,017.50	$7.71	1.52%
AIG ESG Dividend Fund
Class A#	$1,000.00	$1,121.35	$6.03	$1,000.00	$1,019.46	$5.74	1.13%
Class C#	$1,000.00	$1,116.94	$9.47	$1,000.00	$1,016.19	$9.02	1.78%
Class W#	$1,000.00	$1,122.43	$4.96	$1,000.00	$1,020.46	$4.72	0.93%
AIG Focused Alpha Large-Cap Fund
Class A	$1,000.00	$1,125.05	$8.76	$1,000.00	$1,016.89	$8.31	1.64%
Class C	$1,000.00	$1,121.21	$12.37	$1,000.00	$1,013.47	$11.74	2.32%
Class W#	$1,000.00	$1,126.06	$8.02	$1,000.00	$1,017.60	$7.61	1.50%
AIG Focused Growth Fund
Class A#	$1,000.00	$1,297.91	$6.53	$1,000.00	$1,019.46	$5.74	1.13%
Class C#	$1,000.00	$1,294.20	$10.26	$1,000.00	$1,016.19	$9.02	1.78%
Class W#	$1,000.00	$1,299.71	$5.38	$1,000.00	$1,020.46	$4.72	0.93%
AIG Income Explorer Fund
Class A#	$1,000.00	$1,022.73	$5.03	$1,000.00	$1,020.16	$5.03	0.99%
Class C#	$1,000.00	$1,020.28	$8.33	$1,000.00	$1,016.89	$8.31	1.64%
Class W#	$1,000.00	$1,023.73	$4.02	$1,000.00	$1,021.17	$4.01	0.79%
AIG Small-Cap Fund
Class A#	$1,000.00	$1,136.64	$6.71	$1,000.00	$1,018.85	$6.34	1.25%
Class C#	$1,000.00	$1,133.60	$10.19	$1,000.00	$1,015.58	$9.63	1.90%
Class W#	$1,000.00	$1,138.42	$5.64	$1,000.00	$1,019.86	$5.33	1.05%

*

Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days then divided by 366 days (to reflect the one-half year period).

These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to your Prospectus, your retirement plan document and/or materials from your financial adviser, for more information.

#

During the stated period, the investment adviser either waived a portion of or all of the fees and assumed a portion of or all expenses for the Funds or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. As a result, if these fees and expenses had not been waived or assumed, the “Actual/Hypothetical Ending Account Value” would have been lower and the “Actual/Hypothetical Expenses Paid During the Six Months Ended October 31, 2020” and the “Annualized Expense Ratio” would have been higher. If these fees and expenses had not been recouped, the “Actual/Hypothetical Ending Account Value” would have been higher and the “Actual/Hypothetical Expenses Paid During the Six Months Ended October 31, 2020” and the “Annualized Expense Ratio” would have been lower.

@	Consolidated (see Note 2 to Notes to Financial Statements)

6

SunAmerica Specialty Series

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2020

	AIG Commodity Strategy Fund#	AIG ESG Dividend Fund	AIG Focused Alpha Large-Cap Fund	AIG Focused Growth Fund	AIG Income Explorer Fund	AIG Small-Cap Fund
ASSETS:
Investments at value (unaffiliated)*	$17,361,360	$35,887,746	$626,753,992	$585,337,059	$34,703,081	$34,324,913
Repurchase agreements (cost approximates value)	6,045,000	505,000	—	—	164,000	750,000
Cash	3,643	857	7,075,480	44,134,398	—	116,167
Foreign cash*	—	—	—	—	12,791	—
Receivable for:
Shares of beneficial interest sold	221	57,961	251,224	269,087	6,175	8,283
Dividends and interest	906	68,217	1,084,925	—	112,730	4,574
Investments sold	—	—	—	—	561,672	884
Investments sold on an extended settlement basis	—	—	—	—	12,649	18,453
Receipts on swap contracts	117,984	—	—	—	—	—
Prepaid expenses and other assets	6,065	1,959	28,853	48,094	6,053	6,347
Cash collateral for futures contracts	1,793,344	—	—	—	—	20
Due from investment adviser for expense reimbursements/fee waivers	45,693	34,402	9,032	215,706	44,939	69,792
Variation margin on futures contracts	97,406	—	—	—	—	—

Total assets	25,471,622	36,556,142	635,203,506	630,004,344	35,624,090	35,299,433

LIABILITIES:
Payable for:
Shares of beneficial interest redeemed	5,172	32,979	293,911	376,303	81,937	13,880
Investments purchased	—	—	—	—	—	1,722
Investment advisory and management fees	21,539	23,894	566,968	562,762	31,305	31,314
Distribution and account maintenance fees	7,690	10,724	207,427	219,175	11,975	11,537
Transfer agent fees and expenses	7,842	8,488	170,614	178,647	8,794	10,725
Trustees’ fees and expenses	—	31	630	567	41	39
Other accrued expenses	151,929	84,929	162,464	151,906	82,579	141,379
Call and put options written, at value@	17,160	—	—	—	—	—
Variation margin on futures contracts	63,654	—	—	—	—	11,880
Due to custodian	—	—	—	—	39,825	—

Total liabilities	274,986	161,045	1,402,014	1,489,360	256,456	222,476

NET ASSETS	$25,196,636	$36,395,097	$633,801,492	$628,514,984	$35,367,634	$35,076,957

#	Consolidated (see Note 2)

See Notes to Financial Statements

7

SunAmerica Specialty Series

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2020 — (continued)

	AIG Commodity Strategy Fund#	AIG ESG Dividend Fund	AIG Focused Alpha Large-Cap Fund	AIG Focused Growth Fund	AIG Income Explorer Fund	AIG Small-Cap Fund
NET ASSETS REPRESENTED BY:
Paid-in capital	$120,606,570	$36,286,966	$459,818,070	$353,905,434	$41,205,318	$34,980,738
Total accumulated earnings (loss)	(95,409,934)	108,131	173,983,422	274,609,550	(5,837,684)	96,219

Net assets	$25,196,636	$36,395,097	$633,801,492	$628,514,984	$35,367,634	$35,076,957

*Cost
Investments (unaffiliated)	$17,461,515	$34,942,283	$512,105,527	$373,048,883	$38,434,977	$32,987,246

Foreign cash	$—	$—	$—	$—	$12,744	$—

@Premiums received on options written	$14,988	$—	$—	$—	$—	$—

Class A (unlimited shares authorized):
Net assets	$24,308,673	$27,061,296	$574,027,999	$539,061,163	$30,766,411	$31,578,633
Shares of beneficial interest issued and outstanding	4,130,505	1,915,229	20,066,865	17,378,074	2,276,900	2,085,899
Net asset value and redemption price per share (excluding any applicable contingent deferred sales charge)	$5.89	$14.13	$28.61	$31.02	$13.51	$15.14
Maximum sales charge (5.75% of offering price)	0.36	0.86	1.75	1.89	0.82	0.92

Maximum offering price to public	$6.25	$14.99	$30.36	$32.91	$14.33	$16.06

Class C (unlimited shares authorized):
Net assets	$248,911	$1,529,639	$21,652,719	$48,422,626	$2,402,342	$1,571,447
Shares of beneficial interest issued and outstanding	44,486	108,087	824,157	1,709,455	178,015	109,601
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$5.60	$14.15	$26.27	$28.33	$13.50	$14.34

Class W (unlimited shares authorized):
Net assets	$639,052	$7,804,162	$38,120,774	$41,031,195	$2,198,881	$1,926,877
Shares of beneficial interest issued and outstanding	107,034	552,384	1,305,267	1,289,224	162,899	125,295
Net asset value, offering and redemption price per share	$5.97	$14.13	$29.21	$31.83	$13.50	$15.38

#	Consolidated (see Note 2)

See Notes to Financial Statements

8

SunAmerica Specialty Series

STATEMENT OF OPERATIONS — For the year ended October 31, 2020

	AIG Commodity Strategy Fund#	AIG ESG Dividend Fund	AIG Focused Alpha Large-Cap Fund	AIG Focused Growth Fund	AIG Income Explorer Fund	AIG Small-Cap Fund
INVESTMENT INCOME:
Dividends (unaffiliated)	$—	$1,020,901	$9,992,057	$3,243,695	$1,776,579	$327,597
Interest (unaffiliated)	204,459	389	—	—	62,520	550

Total investment income*	204,459	1,021,290	9,992,057	3,243,695	1,839,099	328,147

EXPENSES:
Investment advisory and management fees	309,943	231,635	6,236,245	5,676,772	396,953	381,010
Distribution and account maintenance fees:
Class A	83,314	79,804	1,893,264	1,630,975	114,529	114,070
Class C	6,480	8,834	302,079	497,117	29,512	18,762
Service fees:
Class W	1,480	9,688	41,496	61,495	5,340	4,529
Transfer agent fees and expenses:
Class A	59,995	52,738	1,362,636	1,198,168	76,670	81,369
Class C	2,860	3,751	81,297	119,943	7,965	6,647
Class W	3,205	15,579	63,789	92,292	9,037	7,845
Registration fees:
Class A	23,170	20,674	37,347	34,700	24,331	22,367
Class C	13,177	12,815	14,606	15,527	14,662	12,970
Class W	13,248	16,204	15,835	16,665	16,742	13,517
Custodian and accounting fees	117,334	15,042	47,467	40,163	9,789	67,680
Reports to shareholders	17,734	13,703	127,729	106,697	37,449	19,119
Audit and tax fees	79,981	56,157	48,797	48,761	65,454	44,371
Legal fees	36,192	28,056	94,610	86,031	92,286	31,306
Trustees’ fees and expenses	2,109	2,310	48,777	43,468	3,229	21,508
Interest expense	—	—	889	8,055	141	905
Other expenses	68,740	50,111	3,644	(21,543)	57,516	84,019

Total expenses before fee waivers, expense reimbursements, expense recoupments and fees paid indirectly	838,962	617,101	10,420,507	9,655,286	961,605	931,994
Fees waived and expenses (reimbursed)/recouped by investment advisor (see Note 4)	(392,753)	(272,947)	3,047	(2,998,175)	(448,610)	(448,573)
Fees paid indirectly (see Note 9)	—	—	(7,583)	(18,617)	—	—

Net expenses	446,209	344,154	10,415,971	6,638,494	512,995	483,421

Net investment income (loss)	$(241,750)	$677,136	$(423,914)	$(3,394,799)	$1,326,104	$(155,274)

#	Consolidated (see Note 2)

See Notes to Financial Statements

9

SunAmerica Specialty Series

STATEMENT OF OPERATIONS — For the year ended October 31, 2020 — (continued)

	AIG Commodity Strategy Fund#	AIG ESG Dividend Fund	AIG Focused Alpha Large-Cap Fund	AIG Focused Growth Fund	AIG Income Explorer Fund	AIG Small-Cap Fund
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments (unaffiliated)	$1,052	$(695,146)	$60,065,832	$66,022,233	$(1,470,059)	$(1,015,640)
Futures contracts	(1,813,153)	—	—	—	—	258,039
Forward contracts	—	—	—	—	(8,469)	—
Swap contracts	(958,890)	—	—	—	—	—
Written options contracts	16,348	—	—	—	—	—
Net realized foreign exchange gain (loss) on other assets and liabilities	7	—	—	—	1,772	—

Net realized gain (loss) on investments and foreign currencies	(2,754,636)	(695,146)	60,065,832	66,022,233	(1,476,756)	(757,601)

Change in unrealized appreciation (depreciation) on:
Investments (unaffiliated)	41,902	335,008	7,503,289	107,196,355	(4,286,058)	(1,166,635)
Futures contracts	418,398	—	—	—	—	(17,836)
Forward contracts	—	—	—	—	10,197	—
Swap contracts	(48,409)	—	—	—	—	—
Written options contracts	2,419	—	—	—	—	—
Change in net unrealized foreign exchange gain (loss) on other assets and liabilities	—	—	—	—	(2,711)	—

Net unrealized gain (loss) on investments and foreign currencies	414,310	335,008	7,503,289	107,196,355	(4,278,572)	(1,184,471)

Net realized and unrealized gain (loss) on investments and foreign currencies	(2,340,326)	(360,138)	67,569,121	173,218,588	(5,755,328)	(1,942,072)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,582,076)	$316,998	$67,145,207	$169,823,789	$(4,429,224)	$(2,097,346)

* Net of foreign withholding taxes on interest and dividends of	$—	$—	$305,164	$—	$38,385	$247

#	Consolidated (see Note 2)

See Notes to Financial Statements

10

SunAmerica Specialty Series

STATEMENT OF CHANGES IN NET ASSETS

	AIG Commodity Strategy Fund#		AIG ESG Dividend Fund		AIG Focused Alpha Large-Cap Fund
	For the year ended October 31, 2020	For the year ended October 31, 2019	For the year ended October 31, 2020	For the year ended October 31, 2019	For the year ended October 31, 2020	For the year ended October 31, 2019
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(241,750)	$174,932	$677,136	$651,401	$(423,914)	$(237,713)
Net realized gain (loss) on investments and foreign currencies	(2,754,636)	(3,598,811)	(695,146)	(127,868)	60,065,832	66,021,600
Net unrealized gain (loss) on investments and foreign currencies	414,310	1,674,627	335,008	943,313	7,503,289	(6,772,830)

Net increase (decrease) in net assets resulting from operations	(2,582,076)	(1,749,252)	316,998	1,466,846	67,145,207	59,011,057

Distributions to shareholders from:
Distributable earnings (Class A)	(200,116)	(22,154)	(531,166)	(2,167,817)	(58,678,098)	(95,234,176)
Distributable earnings (Class C)	—	—	(20,732)	(41,456)	(3,831,158)	(6,231,964)
Distributable earnings (Class W)	(15,522)	(3,578)	(165,823)	(366,322)	(2,242,153)	(3,202,795)
Return of Capital (Class A)	—	—	—	—	—	—
Return of Capital (Class C)	—	—	—	—	—	—
Return of Capital (Class W)	—	—	—	—	—	—

Total distributions to shareholders	(215,638)	(25,732)	(717,721)	(2,575,595)	(64,751,409)	(104,668,935)

Net increase (decrease) in net assets resulting from capital share transactions (see Note 7)	(4,613,564)	(1,999,689)	5,822,274	6,227,356	3,641,371	45,531,906

Total increase (decrease) in net assets	(7,411,278)	(3,774,673)	5,421,551	5,118,607	6,035,169	(125,972)

NET ASSETS:
Beginning of period	32,607,914	36,382,587	30,973,546	25,854,939	627,766,323	627,892,295

End of period	$25,196,636	$32,607,914	$36,395,097	$30,973,546	$633,801,492	$627,766,323

#	Consolidated (see Note 2)

See Notes to Financial Statements

11

SunAmerica Specialty Series

STATEMENT OF CHANGES IN NET ASSETS — (continued)

	AIG Focused Growth Fund		AIG Income Explorer Fund		AIG Small-Cap Fund
	For the year ended October 31, 2020	For the year ended October 31, 2019	For the year ended October 31, 2020	For the year ended October 31, 2019	For the year ended October 31, 2020	For the year ended October 31, 2019
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(3,394,799)	$(3,182,880)	$1,326,104	$2,105,919	$(155,274)	$(243,327)
Net realized gain (loss) on investments and foreign currencies	66,022,233	54,586,958	(1,476,756)	(478,481)	(757,601)	306,855
Net unrealized gain (loss) on investments and foreign currencies	107,196,355	(29,287,154)	(4,278,572)	4,026,041	(1,184,471)	(3,267,805)

Net increase (decrease) in net assets resulting from operations	169,823,789	22,116,924	(4,429,224)	5,653,479	(2,097,346)	(3,204,277)

Distributions to shareholders from:
Distributable earnings (Class A)	(44,655,419)	(94,208,878)	(1,114,943)	(2,180,601)	(850,619)	(4,719,487)
Distributable earnings (Class C)	(5,435,185)	(13,637,145)	(80,194)	(197,819)	(60,201)	(299,248)
Distributable earnings (Class W)	(4,641,014)	(14,308,470)	(120,883)	(336,621)	(131,949)	(1,238,362)
Return of Capital (Class A)	—	—	(67,487)	—	—	—
Return of Capital (Class C)	—	—	(4,854)	—	—	—
Return of Capital (Class W)	—	—	(7,317)	—	—	—

Total distributions to shareholders	(54,731,618)	(122,154,493)	(1,395,678)	(2,715,041)	(1,042,769)	(6,257,097)

Net increase (decrease) in net assets resulting from capital share transactions (see Note 7)	(31,987,680)	7,266,843	(2,280,078)	(14,458,759)	(7,320,675)	(15,377,156)

Total increase (decrease) in net assets	83,104,491	(92,770,726)	(8,104,980)	(11,520,321)	(10,460,790)	(24,838,530)

NET ASSETS:
Beginning of period	545,410,493	638,181,219	43,472,614	54,992,935	45,537,747	70,376,277

End of period	$628,514,984	$545,410,493	$35,367,634	$43,472,614	$35,076,957	$45,537,747

See Notes to Financial Statements

12

SunAmerica Specialty Series

FINANCIAL HIGHLIGHTS

Period Ended	Net Asset Value beginning of period	Net investment income(1)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total Distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Ratio of expenses to average net assets(3)	Ratio of net investment income to average net assets(3)	Portfolio Turnover

AIG COMMODITY STRATEGY FUND#

Class A
10/31/16	$7.40	$(0.10)	$(0.22)	$(0.32)	$—	$—	$—	$7.08	(4.32)%	$35,228	1.72%	(1.40)%	50%
10/31/17	7.08	(0.07)	0.12	0.05	—	—	—	7.13	0.71	35,015	1.73	(0.98)	49
10/31/18	7.13	(0.01)	(0.26)	(0.27)	(0.01)	—	(0.01)	6.85	(3.75)	32,602	1.72	(0.14)	1
10/31/19	6.85	0.04	(0.37)	(0.33)	(0.00)	—	(0.00)	6.52	(4.75)	29,938	1.72	0.54	62
10/31/20	6.52	(0.06)	(0.52)	(0.58)	(0.05)	—	(0.05)	5.89	(8.98)	24,309	1.72	(0.94)	1

Class C
10/31/16	$7.20	$(0.14)	$(0.22)	$(0.36)	$—	$—	$—	$6.84	(5.00)%	$3,478	2.37%	(2.06)%	50%
10/31/17	6.84	(0.11)	0.12	0.01	—	—	—	6.85	0.15	2,755	2.38	(1.65)	49
10/31/18	6.85	(0.06)	(0.25)	(0.31)	—	—	—	6.54	(4.53)	1,908	2.37	(0.83)	1
10/31/19	6.54	(0.01)	(0.34)	(0.35)	—	—	—	6.19	(5.35)	1,051	2.37	(0.09)	62
10/31/20	6.19	(0.09)	(0.50)	(0.59)	—	—	—	5.60	(9.53)	249	2.37	(1.45)	1

Class W
10/31/16	$7.47	$(0.09)	$(0.21)	$(0.30)	$—	$—	$—	$7.17	(4.02)%	$1,958	1.52%	(1.21)%	50%
10/31/17	7.17	(0.06)	0.12	0.06	—	—	—	7.23	0.84	1,651	1.53	(0.79)	49
10/31/18	7.23	0.01	(0.27)	(0.26)	(0.03)	—	(0.03)	6.94	(3.64)	1,873	1.52	0.08	1
10/31/19	6.94	0.05	(0.36)	(0.31)	(0.02)	—	(0.02)	6.61	(4.52)	1,618	1.52	0.73	62
10/31/20	6.61	(0.03)	(0.55)	(0.58)	(0.06)	—	(0.06)	5.97	(8.79)	639	1.52	(0.52)	1

#	Consolidated (see Note 2)
(1)	Calculated based upon average shares outstanding.
(2)	Total return does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)	Net of following expense reimbursements, waivers and (recoupments), if applicable (based on average net assets):

	10/31/16	10/31/17	10/31/18	10/31/19	10/31/20
Commodity Strategy Fund Class A	0.85%	0.92%	0.83%	1.08%	1.42%
Commodity Strategy Fund Class C	1.21	1.25	1.45	1.96	3.51
Commodity Strategy Fund Class W	1.48	1.52	1.49	1.93	2.69

See Notes to Financial Statements

13

SunAmerica Specialty Series

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value beginning of period	Net investment income(1)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total Distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Ratio of expenses to average net assets(3)		Ratio of net investment income to average net assets(3)		Portfolio Turnover

AIG ESG DIVIDEND FUND

Class A
12/16/16@-
10/31/17	$15.00	$0.25	$0.56	$0.81	$—	$—	$—	$15.81	5.40%	$24,913	1.25	%(4)	1.92	%(4)	18%
10/31/18	15.81	0.30	0.37	0.67	(0.51)	(0.09)	(0.60)	15.88	4.26 (5)	22,973	1.25		1.84		57
10/31/19	15.88	0.33	0.28	0.61	(0.29)	(1.24)	(1.53)	14.96	4.35	20,874	1.14		2.22		51
10/31/20	14.96	0.30	(0.81)	(0.51)	(0.32)	—	(0.32)	14.13	(3.23)	27,061	1.13		2.19		70

Class C
12/16/16@-
10/31/17	$15.00	$0.16	$0.56	$0.72	$—	$—	$—	$15.72	4.80%	$365	1.90	%(4)	1.22	%(4)	18%
10/31/18	15.72	0.19	0.38	0.57	(0.34)	(0.09)	(0.43)	15.86	3.59 (5)	384	1.90		1.18		57
10/31/19	15.86	0.21	0.31	0.52	(0.20)	(1.24)	(1.44)	14.94	3.71	1,019	1.78		1.51		51
10/31/20	14.94	0.21	(0.76)	(0.55)	(0.24)	—	(0.24)	14.15	(3.58)	1,530	1.78		1.53		70

Class W
12/16/16@-
10/31/17	$15.00	$0.28	$0.56	$0.84	$—	$—	$—	$15.84	5.60%	$352	1.05	%(4)	2.06	%(4)	18%
10/31/18	15.84	0.31	0.40	0.71	(0.57)	(0.09)	(0.66)	15.89	4.48 (5)	2,498	1.05		1.99		57
10/31/19	15.89	0.34	0.30	0.64	(0.32)	(1.24)	(1.56)	14.97	4.57	9,080	0.93		2.46		51
10/31/20	14.97	0.33	(0.82)	(0.49)	(0.35)	—	(0.35)	14.13	(3.11)	7,804	0.93		2.34		70

@	Commencement of operations.
(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)	Net of following expense reimbursements, waivers and (recoupments), if applicable (based on average net assets):

	10/31/17(4)	10/31/18	10/31/19	10/31/20
ESG Dividend Fund Class A	1.25%	0.75%	0.81%	0.82%
ESG Dividend Fund Class C	4.56	2.88	1.87	1.56
ESG Dividend Fund Class W	5.15	1.41	0.93	0.99
(4)	Annualized
(5)	The Fund’s performance figure was increased by 0.66% from a reimbursement of losses resulting from an investment restriction violation.

See Notes to Financial Statements

14

SunAmerica Specialty Series

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total Distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)	Ratio of net investment income (loss) to average net assets(3)		Portfolio Turnover

AIG FOCUSED ALPHA LARGE-CAP FUND

Class A
10/31/16	$26.56	$(0.11)	$(0.14)	$(0.25)	$—	$(2.61)	$(2.61)	$23.70	(0.91)%	$413,090	1.67%	(0.47)%		38%
10/31/17	23.70	(0.07)	8.28	8.21	—	—	—	31.91	34.64	505,796	1.65	(0.26)		68
10/31/18	31.91	(0.06)	2.30	2.24	—	(2.73)	(2.73)	31.42	7.46	572,092	1.64	(0.20)		65
10/31/19	31.42	(0.00)	2.42	2.42	—	(5.28)	(5.28)	28.56	9.96	570,081	1.64	(0.01)		94
10/31/20	28.56	(0.01)	3.03	3.02	—	(2.97)	(2.97)	28.61	11.67	574,028	1.64	(0.04)		75

Class C
10/31/16	$25.89	$(0.26)	$(0.14)	$(0.40)	$—	$(2.61)	$(2.61)	$22.88	(1.58)%	$106,319	2.32%	(1.12)%		38%
10/31/17	22.88	(0.24)	7.97	7.73	—	—	—	30.61	33.78	118,151	2.30	(0.91)		68
10/31/18	30.61	(0.26)	2.21	1.95	—	(2.73)	(2.73)	29.83	6.78	35,561	2.30	(0.81)		65
10/31/19	29.83	(0.17)	2.25	2.08	—	(5.28)	(5.28)	26.63	9.24	34,632	2.30	(0.67)		94
10/31/20	26.63	(0.19)	2.80	2.61	—	(2.97)	(2.97)	26.27	10.90	21,653	2.31	(0.72)		75

Class W
10/31/16	$26.77	$(0.08)	$(0.15)	$(0.23)	$—	$(2.61)	$(2.61)	$23.93	(0.82)%	$8,368	1.52%(4)	(0.31	)%(4)	38%
10/31/17	23.93	(0.05)	8.39	8.34	—	—	—	32.27	34.85	15,342	1.52(4)	(0.18	)(4)	68
10/31/18	32.27	(0.03)	2.34	2.31	—	(2.73)	(2.73)	31.85	7.60	20,240	1.52(4)	(0.09	)(4)	65
10/31/19	31.85	0.03	2.46	2.49	—	(5.28)	(5.28)	29.06	10.07	23,054	1.52(4)	0.11	(4)	94
10/31/20	29.06	0.02	3.10	3.12	—	(2.97)	(2.97)	29.21	11.82	38,121	1.51 (4)	0.06	(4)	75

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)

Excludes expense reductions. If expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	10/31/16	10/31/17	10/31/18	10/31/19	10/31/20
Focused Alpha Large-Cap Fund Class A	0.00%	0.00%	0.00%	0.00%	0.00%
Focused Alpha Large-Cap Fund Class C	0.00	0.00	0.00	0.00	0.00
Focused Alpha Large-Cap Fund Class W	0.00	0.00	0.00	0.00	0.00
(4)	Net of following expense reimbursements, waivers and (recoupments), if applicable (based on average net assets):

	10/31/16	10/31/17	10/31/18	10/31/19	10/31/20
Focused Alpha Large-Cap Fund Class A	—%	—%	—%	—%	—%
Focused Alpha Large-Cap Fund Class C	—	—	—	—	—
Focused Alpha Large-Cap Fund Class W	0.08	0.01	(0.00)	(0.01)	(0.01)

See Notes to Financial Statements

15

SunAmerica Specialty Series

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total Distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)		Ratio of net investment income (loss) to average net assets(3)		Portfolio Turnover

AIG FOCUSED GROWTH FUND

Class A
10/31/16	$26.85	$(0.25)	$0.43	$0.18	$—	$(3.27)	$(3.27)	$23.76	0.75%	$369,683	1.68%		(1.07)%		29%
10/31/17	23.76	(0.25)	8.52	8.27	—	(0.39)	(0.39)	31.64	35.38	456,940	1.66		(0.93)		66
10/31/18	31.64	(0.33)	1.93	1.60	—	(2.61)	(2.61)	30.63	5.41	493,051	1.65		(1.03)		94
10/31/19	30.63	(0.13)	0.94	0.81	—	(5.96)	(5.96)	25.48	3.95	445,683	1.16	(4)	(0.50	)(4)	92
10/31/20	25.48	(0.15)	8.28	8.13	—	(2.59)	(2.59)	31.02	35.20	539,061	1.13	(4)	(0.56	)(4)	53

Class C
10/31/16	$26.15	$(0.39)	$0.41	$0.02	$—	$(3.27)	$(3.27)	$22.90	0.09%	$81,943	2.33%		(1.72)%		29%
10/31/17	22.90	(0.41)	8.17	7.76	—	(0.39)	(0.39)	30.27	34.47	90,491	2.32		(1.59)		66
10/31/18	30.27	(0.52)	1.86	1.34	—	(2.61)	(2.61)	29.00	4.74	68,173	2.31		(1.70)		94
10/31/19	29.00	(0.28)	0.86	0.58	—	(5.96)	(5.96)	23.62	3.25	52,219	1.81	(4)	(1.15	)(4)	92
10/31/20	23.62	(0.30)	7.60	7.30	—	(2.59)	(2.59)	28.33	34.37	48,423	1.78	(4)	(1.20	)(4)	53

Class W
10/31/16	$27.05	$(0.21)	$0.43	$0.22	$—	$(3.27)	$(3.27)	$24.00	0.91%	$30,065	1.51%		(0.86)%		29%
10/31/17	24.00	(0.20)	8.62	8.42	—	(0.39)	(0.39)	32.03	35.65	45,470	1.48		(0.75)		66
10/31/18	32.03	(0.27)	1.96	1.69	—	(2.61)	(2.61)	31.11	5.64	76,957	1.45		(0.83)		94
10/31/19	31.11	(0.08)	0.96	0.88	—	(5.96)	(5.96)	26.03	4.14	47,508	0.97	(4)	(0.30	)(4)	92
10/31/20	26.03	(0.09)	8.48	8.39	—	(2.59)	(2.59)	31.83	35.48	41,031	0.93	(4)	(0.33	)(4)	53

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)

Excludes expense reductions. If expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	10/31/16	10/31/17	10/31/18	10/31/19	10/31/20
Focused Growth Fund Class A	0.00%	0.00%	0.00%	0.00%	0.00%
Focused Growth Fund Class C	0.00	0.00	0.00	0.00	0.00
Focused Growth Fund Class W	0.00	0.00	0.00	0.00	0.00
(4)	Net of following expense reimbursements, waivers and (recoupments), if applicable (based on average net assets):

	10/31/19	10/31/20
Focused Growth Fund Class A	0.51%	0.53%
Focused Growth Fund Class C	0.52	0.54
Focused Growth Fund Class W	0.51	0.54

See Notes to Financial Statements

16

SunAmerica Specialty Series

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value beginning of period	Net investment income(1)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of Capital	Distributions from net realized gains	Total Distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Ratio of expenses to average net assets(3)	Ratio of net investment income to average net assets(3)	Portfolio Turnover

AIG INCOME EXPLORER FUND

Class A
10/31/16	$13.92	$0.62	$0.60	$1.22	$(0.64)	$—	$—	$(0.64)	$14.50	9.10%	$22,195	1.72%	4.42%	54%
10/31/17	14.50	0.65	1.23	1.88	(0.57)	—	—	(0.57)	15.81	13.21 (4)	31,625	1.72	4.30	49
10/31/18	15.81	0.57	(1.08)	(0.51)	(0.68)	—	(0.01)	(0.69)	14.61	(3.42)	44,413	1.72	3.77	51
10/31/19	14.61	0.67	1.16	1.83	(0.70)	—	(0.15)	(0.85)	15.59	13.02	35,512	1.72	4.45	31
10/31/20	15.59	0.49	(2.06)	(1.57)	(0.48)	(0.03)	—	(0.51)	13.51	(10.14)	30,766	1.25	3.39	138

Class C
10/31/16	$13.90	$0.52	$0.61	$1.13	$(0.55)	$—	$—	$(0.55)	$14.48	8.42%	$3,307	2.37%	3.75%	54%
10/31/17	14.48	0.55	1.22	1.77	(0.47)	—	—	(0.47)	15.78	12.43 (4)	4,954	2.37	3.65	49
10/31/18	15.78	0.50	(1.11)	(0.61)	(0.58)	—	(0.01)	(0.59)	14.58	(4.07)	4,360	2.37	3.17	51
10/31/19	14.58	0.57	1.17	1.74	(0.61)	—	(0.15)	(0.76)	15.56	12.31	3,595	2.37	3.82	31
10/31/20	15.56	0.39	(2.03)	(1.64)	(0.40)	(0.02)	—	(0.42)	13.50	(10.59)	2,402	1.93	2.68	138

Class W
10/31/16	$13.91	$0.63	$0.63	$1.26	$(0.67)	$—	$—	$(0.67)	$14.50	9.38%	$505	1.52%	4.65%	54%
10/31/17	14.50	0.54	1.37	1.91	(0.60)	—	—	(0.60)	15.81	13.44 (4)	7,927	1.52	3.95	49
10/31/18	15.81	0.61	(1.09)	(0.48)	(0.71)	—	(0.01)	(0.72)	14.61	(3.24)	6,220	1.52	3.94	51
10/31/19	14.61	0.72	1.14	1.86	(0.73)	—	(0.15)	(0.88)	15.59	13.24	4,366	1.52	4.73	31
10/31/20	15.59	0.51	(2.06)	(1.55)	(0.51)	(0.03)	—	(0.54)	13.50	(10.03)	2,199	1.12	3.43	138

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)	Net of following expense reimbursements, waivers and (recoupments), if applicable (based on average net assets):

	10/31/16	10/31/17	10/31/18	10/31/19	10/31/20
Income Explorer Fund Class A	0.52%	0.40%	0.26%	0.41%	1.07%
Income Explorer Fund Class C	0.97	0.56	0.52	0.73	1.49
Income Explorer Fund Class W	4.00	0.71	0.46	0.59	1.42
(4)	The Fund’s performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

See Notes to Financial Statements

17

SunAmerica Specialty Series

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value beginning of period	Net investment income(1)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total Distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Ratio of expenses to average net assets(3)	Ratio of net investment income to average net assets(3)	Portfolio Turnover

AIG SMALL-CAP FUND

Class A
10/31/16	$16.42	$(0.10)	$0.75	$0.65	$—	$(1.32)	$(1.32)	$15.75	4.61%	$42,739	1.72%	(0.66)%	67%
10/31/17	15.75	(0.14)	5.22	5.08	—	(0.52)	(0.52)	20.31	32.76	48,384	1.72	(0.79)	65
10/31/18	20.31	(0.19)	0.92	0.73	—	(2.00)	(2.00)	19.04	4.05	50,471	1.73	(0.97)	63
10/31/19	19.04	(0.07)	(0.75)	(0.82)	—	(1.80)	(1.80)	16.42	(4.07)	37,069	1.28	(0.43)	63
10/31/20	16.42	(0.06)	(0.84)	(0.90)	—	(0.38)	(0.38)	15.14	(5.68)	31,579	1.25	(0.40)	68

Class C
10/31/16	$16.24	$(0.19)	$0.72	$0.53	$—	$(1.32)	$(1.32)	$15.45	3.87%	$811	2.37%	(1.33)%	67%
10/31/17	15.45	(0.26)	5.11	4.85	—	(0.52)	(0.52)	19.78	31.89	1,944	2.37	(1.48)	65
10/31/18	19.78	(0.31)	0.89	0.58	—	(2.00)	(2.00)	18.36	3.34	3,099	2.38	(1.64)	63
10/31/19	18.36	(0.17)	(0.72)	(0.89)	—	(1.80)	(1.80)	15.67	(4.66)	2,551	1.92	(1.08)	63
10/31/20	15.67	(0.15)	(0.80)	(0.95)	—	(0.38)	(0.38)	14.34	(6.29)	1,571	1.90	(1.02)	68

Class W
10/31/16	$16.48	$(0.07)	$0.75	$0.68	$—	$(1.32)	$(1.32)	$15.84	4.79%	$341	1.52%	(0.47)%	67%
10/31/17	15.84	(0.12)	5.26	5.14	—	(0.52)	(0.52)	20.46	32.96	8,230	1.52	(0.70)	65
10/31/18	20.46	(0.16)	0.94	0.78	—	(2.00)	(2.00)	19.24	4.29	16,806	1.53	(0.81)	63
10/31/19	19.24	(0.04)	(0.76)	(0.80)	—	(1.80)	(1.80)	16.64	(3.90)	5,918	1.11	(0.23)	63
10/31/20	16.64	(0.01)	(0.87)	(0.88)	—	(0.38)	(0.38)	15.38	(5.48)	1,927	1.05	(0.05)	68

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)	Net of following expense reimbursements, waivers and (recoupments), if applicable (based on average net assets):

	10/31/16	10/31/17	10/31/18	10/31/19	10/31/20
Small Cap Fund Class A	0.26%	0.29%	0.22%	0.82%	1.12%
Small Cap Fund Class C	2.27	0.96	0.75	1.16	1.67
Small Cap Fund Class W	5.01	0.50	0.36	1.01	1.45

See Notes to Financial Statements

18

SunAmerica Specialty Series — AIG Commodity Strategy Fund

PORTFOLIO PROFILE — October 31, 2020@ — (unaudited)

Industry Allocation*

U.S. Government Treasuries	50.8%
Repurchase Agreements	24.0
Federal Home Loan Bank	9.8
United States Treasury Notes	3.4
Federal Farm Credit Bank	3.2
Investment Companies	1.6
Options Purchased	0.1

92.9%

*	Calculated as a percentage of net assets

Credit Quality†**

Aaa	100.0%

@	Consolidated (See Note 2)
†	Source: Moody’s
**	Calculated as a percentage of total debt issues, excluding short-term securities.

19

SunAmerica Specialty Series — AIG Commodity Strategy Fund

PORTFOLIO OF INVESTMENTS — October 31, 2020@

Security Description	Shares/ Principal Amount	Value (Note 3)

U.S. GOVERNMENT AGENCIES — 6.5%
Federal Farm Credit Bank FRS — 3.2%
0.16% (1 ML + 0.01%) due 12/11/2020	$250,000	$250,003
0.18% (SOFR + 0.10%) due 05/07/2021	50,000	50,017
0.19% (1 ML + 0.05%) due 03/01/2021	200,000	200,038
0.22% (1 ML + 0.08%) due 02/01/2021	300,000	300,067

		800,125

Federal Home Loan Bank FRS — 3.3%
0.10% (3 ML - 0.14%) due 12/18/2020	125,000	125,006
0.10% (3 ML - 0.14%) due 01/04/2021	125,000	124,998
0.11% (SOFR + 0.03%) due 11/06/2020	180,000	180,000
0.13% (SOFR + 0.05%) due 01/22/2021	175,000	175,012
0.13% (SOFR + 0.05%) due 01/28/2021	190,000	190,013
0.13% (3 ML - 0.12%) due 11/03/2020	50,000	50,000

		845,029

Total U.S. Government Agencies
(cost $1,645,019)		1,645,154

U.S. GOVERNMENT TREASURIES — 3.4%
United States Treasury Notes FRS — 3.4%
0.22% (3 UTBMM + 0.12%) due 01/31/2021	600,000	600,137
0.24% (3 UTBMM + 0.14%) due 04/30/2021	250,000	250,168

Total U.S. Government Treasuries
(cost $849,951)		850,305

COMMON STOCKS — 1.6%
Investment Companies — 1.6%
Uranium Participation Corp.†(1) (cost $473,576)	130,425	391,579

OPTIONS-PURCHASED†(1)(3) — 0.1%
Exchange Traded Call Options	11	29,415
Exchange Traded Put Options	2	3,750

Total Options-Purchased
(cost $52,334)		33,165

Total Long-Term Investment Securities
(cost $3,020,880)		2,920,203

SHORT-TERM INVESTMENT SECURITIES — 57.3%
Federal Home Loan Bank FRS — 6.5%
0.06% (3 ML - 0.17%) due 01/08/2021	350,000	349,984
0.09% (3 ML - 0.20%) due 11/16/2020	600,000	599,995
0.11% (1 ML - 0.04%) due 12/17/2020	700,000	700,025

		1,650,004

U.S. Government Treasuries — 50.8%
United States Cash Management Bills
0.09% due 01/12/2021	$398,000	$397,933
0.10% due 03/02/2021	400,000	399,867
0.11% due 01/05/2021	38,800	38,794
0.12%-0.14% due 12/29/2020	400,000	399,943
0.12% due 01/19/2021	600,000	599,890
0.12% due 03/23/2021	400,000	399,851
United States Treasury Bills
0.08% due 12/10/2020	400,000	399,962
0.09% due 11/24/2020	400,000	399,980
0.09%-0.17% due 12/01/2020	600,000	599,960
0.09%-0.17% due 01/28/2021	575,000	574,868
0.10%-0.11% due 11/27/2020	518,400	518,370
0.10%-0.18% due 12/24/2020	500,000	499,937
0.10%-0.13% due 01/21/2021	652,000	651,875
0.10% due 02/25/2021	400,000	399,871
0.11% due 11/17/2020	219,500	219,493
0.11%-0.16% due 12/08/2020	800,000	799,930
0.11%-0.15% due 12/15/2020	480,000	479,951
0.11% due 12/17/2020	400,000	399,956
0.11% due 01/07/2021	361,200	361,144
0.11% due 01/14/2021	500,000	499,915
0.11%-0.12% due 02/18/2021	700,000	699,797
0.11% due 03/25/2021	400,000	399,849
0.11% due 04/29/2021	599,700	599,381
0.12%-0.15% due 11/19/2020	575,000	574,978
0.12% due 03/18/2021	400,000	399,856
0.12% due 04/15/2021	200,000	199,911
0.13% due 11/05/2020	177,600	177,599
0.15% due 11/12/2020	375,000	374,993
0.17% due 11/03/2020	323,300	323,299

		12,791,153

Total Short-Term Investment Securities
(cost $14,440,635)		14,441,157

REPURCHASE AGREEMENTS — 24.0%
Bank of America Securities LLC Joint Repurchase Agreement(2)	690,000	690,000
Bank of America Securities LLC Joint Repurchase Agreement(1)(2)	500,000	500,000
Barclays Capital, Inc. Joint Repurchase Agreement(2)	600,000	600,000
Barclays Capital, Inc. Joint Repurchase Agreement(1)(2)	435,000	435,000
BNP Paribas SA Joint Repurchase Agreement(2)	600,000	600,000
BNP Paribas SA Joint Repurchase Agreement(1)(2)	435,000	435,000
Deutsche Bank AG Joint Repurchase Agreement(2)	785,000	785,000
Deutsche Bank AG Joint Repurchase Agreement(1)(2)	570,000	570,000
RBS Securities, Inc. Joint Repurchase Agreement(2)	825,000	825,000

20

SunAmerica Specialty Series — AIG Commodity Strategy Fund

PORTFOLIO OF INVESTMENTS — October 31, 2020@ — (continued)

Security Description	Principal Amount	Value (Note 3)

REPURCHASE AGREEMENTS (continued)
RBS Securities, Inc. Joint Repurchase Agreement(1)(2)	$605,000	$605,000

Total Repurchase Agreements
(cost $6,045,000)		6,045,000

TOTAL INVESTMENTS
(cost $23,506,515)(4)	92.9%	23,406,360
Other assets less liabilities	7.1	1,790,276

NET ASSETS	100.0%	$25,196,636

@	Consolidated (see Note 2)
†	Non-income producing security
(1)	The security is owned by the AIG Commodity Strategy Cayman Fund, Ltd., which is a wholly-owned subsidiary of the AIG Commodity Strategy Fund.
(2)	See Note 3 for details of Joint Repurchase Agreements.
(3)	Options — Purchased

Exchange Traded Call Options(a)
Issue	Expiration Month	Strike Price	Number of Contracts	Notional Amount*	Premiums Paid	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Coffee	December 2020	$120	5	$3	$12,206	$225	$(11,981)
Natural Gas	March 2021	3	6	281	25,140	29,190	4,050

					$37,346	$29,415	$(7,931)

*	Notional amount is calculated by multiplying the number of contracts by the multiplier by the market value of the underlying security or index.

Exchange Traded Put Options(a)
Issue	Expiration Month	Strike Price	Number of Contracts	Notional Amount*	Premiums Paid	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Copper	December 2020	$6,375	2	$38	$14,988	$3,750	$(11,238)

*	Notional amount is calculated by multiplying the number of contracts by the multiplier by the market value of the underlying security or index.

(4)	See Note 6 for cost of investments on a tax basis.

FRS — Floating Rate Security

The rates on FRS are the current interest rates as of October 31, 2020 and unless otherwise, the dates shown are the original maturity dates.

Index Legend

1 ML — 1 Month USD LIBOR

3ML — 3 Month USD LIBOR

SOFR — Secured Overnight Financing Rate

3 UTBMM — US Treasury 3 Month Bill Money Market Yield

Exchange Traded Written Call Options(a)
Issue	Expiration Month	Strike Price	Number of Contracts	Notional Amount*	Premiums Paid	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Natural Gas	March 2021	$4	6	$166	$16,050	$17,160	$(1,110)

*	Notional amount is calculated by multiplying the number of contracts by the multiplier by the market value of the underlying security or index.

21

SunAmerica Specialty Series — AIG Commodity Strategy Fund

PORTFOLIO OF INVESTMENTS — October 31, 2020@ — (continued)

Futures Contracts(a)
Number of Contracts	Type	Description	Expiration Month	Notional Basis**	Notional Value**	Unrealized Appreciation
11	Long	Aluminum Futures	December 2020	$423,815	$509,575	$85,760
6	Short	Brent Crude Futures	December 2022	273,280	261,600	11,680
7	Short	Brent Crude Futures	December 2023	341,750	316,260	25,490
16	Long	Brent Crude Futures	April 2021	621,710	628,480	6,770
11	Long	Copper Futures	December 2020	1,466,867	1,846,556	379,689
15	Long	Corn Futures	December 2020	275,212	298,875	23,663
4	Long	Cotton Futures	December 2020	118,800	137,840	19,040
15	Long	Gold Futures	December 2020	2,770,930	2,819,850	48,920
9	Long	Lean Hogs Futures	December 2020	227,810	236,070	8,260
4	Short	Lean Hogs Futures	June 2021	130,760	125,040	5,720
48	Long	Natural Gas Futures	January 2021	1,609,110	1,665,120	56,010
5	Long	Natural Gas Futures	December 2020	153,670	167,700	14,030
9	Long	Nickel Futures	December 2020	685,263	817,614	132,351
23	Long	Soybean Futures	January 2021	1,206,338	1,214,688	8,350
12	Long	Soybean Meal Futures	December 2020	355,220	454,320	99,100
30	Long	Soybean Oil Futures	December 2020	517,266	604,980	87,714
35	Long	Sugar Futures	March 2021	508,693	562,912	54,219
6	Long	Wheat Futures	December 2020	165,212	179,550	14,338
16	Long	Wheat Futures	December 2020	360,112	433,000	72,888
7	Long	WTI Crude Futures	March 2021	257,320	259,000	1,680
9	Long	Zinc Futures	December 2020	451,273	566,438	115,165

						$1,270,837

						Unrealized (Depreciation)
10	Short	Aluminum Futures	December 2020	$442,617	$463,250	$(20,633)
17	Long	Brent Crude Oil Futures	January 2021	727,570	644,980	(82,590)
10	Long	Coffee Futures	March 2021	413,063	400,688	(12,375)
2	Long	Copper Futures	March 2021	338,000	336,200	(1,800)
4	Short	Copper Futures	December 2020	636,352	671,475	(35,123)
4	Long	Corn Futures	July 2021	82,213	81,450	(763)
8	Long	Gasoline Futures	December 2020	366,589	346,819	(19,770)
12	Long	Live Cattle Futures	December 2020	528,260	519,840	(8,420)
8	Long	Low Sulfur Gasoline Futures	January 2021	263,475	248,600	(14,875)
4	Long	NY Harbor ULSD Futures	December 2020	188,622	182,431	(6,191)
5	Long	Platinum Futures	January 2021	228,485	212,100	(16,385)
9	Long	Silver Futures	December 2020	1,231,005	1,064,070	(166,935)
12	Long	Soybean Meal Futures	March 2021	435,701	432,240	(3,461)
9	Long	WTI Crude Futures	December 2020	342,650	322,110	(20,540)
1	Long	Wheat Futures	July 2021	30,375	29,625	(750)
5	Short	Zinc Futures	December 2020	287,343	314,687	(27,344)

						$(437,955)

Net Unrealized Appreciation (Depreciation)						$832,882

**	Notional basis refers to the contractual amount agreed upon at inception of the open contract; notional value represents the current value of the open contract.

ULSD — Ultra Low Sulfur Diesel Futures

Over the Counter Total Return Swap Contracts(a)
Swap Counterparty	Notional Amount (000’s)	Maturity Date	Payments Received (Paid) by the Portfolio/Frequency	Total Return Received or Paid by Portfolio/Frequency	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
JPMorgan	261	11/30/2020	(0.090)%/Monthly	Bloomberg Commodity Index/Monthly	$—	$—
JPMorgan	55	02/26/2021	(0.090)%/Monthly	Bloomberg Commodity Index/Monthly	—	—
JPMorgan	8,022	03/31/2021	(0.090)%/Monthly	Bloomberg Commodity Index/Monthly	—	—
JPMorgan	109	04/30/2021	(0.090)%/Monthly	Bloomberg Commodity Index/Monthly	—	—

					$—	$—

(a)	The security is owned by the AIG Commodity Strategy Cayman Fund, Ltd. which is a wholly-owned subsidiary of the AIG Commodity Strategy Fund.

22

SunAmerica Specialty Series — AIG Commodity Strategy Fund

PORTFOLIO OF INVESTMENTS — October 31, 2020@ — (continued)

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2020 (see Note 3):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*

U.S. Government Agencies	$—	$1,645,154	$—	$1,645,154
U.S. Government Treasuries	—	850,305	—	850,305
Common Stocks	391,579	—	—	391,579
Options — Purchased	33,165	—	—	33,165
Short-Term Investment Securities	—	14,441,157	—	14,441,157
Repurchase Agreements	—	6,045,000	—	6,045,000

Total Investments at Value	$424,744	$22,981,616	$—	$23,406,360

Other Financial Instruments:†

Futures Contracts	$1,270,837	$—	$—	$1,270,837

LIABILITIES:
Other Financial Instruments:†

Exchange Traded Written Call Options	$1,110	$—	$—	$1,110
Futures Contracts	437,955	—	—	437,955

	$439,065	$—	$—	$439,065

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
†	Amounts represent unrealized appreciation/depreciation as of the end of the reporting period.
@	Consolidated (see Note 2)

See Notes to Financial Statements

23

SunAmerica Specialty Series — AIG ESG Dividend Fund

PORTFOLIO PROFILE — October 31, 2020 — (unaudited)

Industry Allocation*

Food-Misc./Diversified	7.7%
Investment Management/Advisor Services	6.5
Cosmetics & Toiletries	5.5
Human Resources	5.1
Medical-Biomedical/Gene	4.8
Beverages-Non-alcoholic	4.5
Retail-Restaurants	3.7
Computers	3.7
Auto-Heavy Duty Trucks	3.5
Retail-Consumer Electronics	3.3
Transport-Services	3.1
Distribution/Wholesale	3.1
Machinery-Construction & Mining	3.1
Electronic Components-Semiconductors	3.0
Apparel Manufacturers	3.0
Retail-Building Products	2.9
Home Decoration Products	2.9
Commercial Services-Finance	2.9
Diversified Manufacturing Operations	2.8
Data Processing/Management	2.8
Containers-Paper/Plastic	2.4
Consumer Products-Misc.	2.4
Insurance-Property/Casualty	2.2
Real Estate Investment Trusts	2.1
Toys	2.1
Networking Products	2.0
Finance-Credit Card	1.8
Oil-Field Services	1.7
Advertising Agencies	1.6
Repurchase Agreements	1.4
Oil Companies-Exploration & Production	1.2
Office Automation & Equipment	1.2

100.0%

*	Calculated as a percentage of net assets

24

SunAmerica Specialty Series — AIG ESG Dividend Fund

PORTFOLIO OF INVESTMENTS — October 31, 2020

Security Description	Shares	Value (Note 3)

COMMON STOCKS — 98.6%
Advertising Agencies — 1.6%
Omnicom Group, Inc.	12,302	$580,654

Apparel Manufacturers — 3.0%
Hanesbrands, Inc.	68,076	1,093,981

Auto-Heavy Duty Trucks — 3.5%
Cummins, Inc.	5,738	1,261,729

Beverages-Non-alcoholic — 4.5%
Coca-Cola Co.	15,830	760,790
PepsiCo, Inc.	6,552	873,316

		1,634,106

Commercial Services-Finance — 2.9%
Automatic Data Processing, Inc.	6,727	1,062,597

Computers — 3.7%
Hewlett Packard Enterprise Co.	65,236	563,639
HP, Inc.	43,084	773,789

		1,337,428

Consumer Products-Misc. — 2.4%
Kimberly-Clark Corp.	6,488	860,244

Containers-Paper/Plastic — 2.4%
Amcor PLC	84,757	884,016

Cosmetics & Toiletries — 5.5%
Colgate-Palmolive Co.	12,386	977,132
Procter & Gamble Co.	7,462	1,023,040

		2,000,172

Data Processing/Management — 2.8%
Paychex, Inc.	12,199	1,003,368

Distribution/Wholesale — 3.1%
Fastenal Co.	26,027	1,125,147

Diversified Manufacturing Operations — 2.8%
Illinois Tool Works, Inc.	5,198	1,018,184

Electronic Components-Semiconductors — 3.0%
Texas Instruments, Inc.	7,589	1,097,293

Finance-Credit Card — 1.8%
Western Union Co.	34,333	667,434

Food-Misc./Diversified — 7.7%
Campbell Soup Co.	19,106	891,677
General Mills, Inc.	17,725	1,047,902
Kellogg Co.	13,499	848,952

		2,788,531

Home Decoration Products — 2.9%
Newell Brands, Inc.	60,291	1,064,739

Human Resources — 5.1%
ManpowerGroup, Inc.	12,354	838,466
Robert Half International, Inc.	19,962	1,011,874

		1,850,340

Insurance-Property/Casualty — 2.2%
First American Financial Corp.	18,051	804,894

Investment Management/Advisor Services — 6.5%
Franklin Resources, Inc.	36,545	685,219
Invesco, Ltd.	53,089	695,997
T. Rowe Price Group, Inc.	7,744	980,855

		2,362,071

Security Description	Shares/ Principal Amount	Value (Note 3)

Machinery-Construction & Mining — 3.1%
Caterpillar, Inc.	7,129	$1,119,609

Medical-Biomedical/Gene — 4.8%
Amgen, Inc.	4,294	931,540
Gilead Sciences, Inc.	14,007	814,507

		1,746,047

Networking Products — 2.0%
Cisco Systems, Inc.	20,009	718,323

Office Automation & Equipment — 1.2%
Xerox Holdings Corp.	25,510	443,364

Oil Companies-Exploration & Production — 1.2%
ConocoPhillips	15,635	447,474

Oil-Field Services — 1.7%
Baker Hughes Co.	42,886	633,426

Real Estate Investment Trusts — 2.1%
Iron Mountain, Inc.	29,286	763,193

Retail-Building Products — 2.9%
Home Depot, Inc.	4,011	1,069,774

Retail-Consumer Electronics — 3.3%
Best Buy Co., Inc.	10,847	1,209,983

Retail-Restaurants — 3.7%
Dunkin’ Brands Group, Inc.	13,464	1,342,495

Toys — 2.1%
Hasbro, Inc.	9,099	752,669

Transport-Services — 3.1%
C.H. Robinson Worldwide, Inc.	12,942	1,144,461

Total Long-Term Investment Securities
(cost $34,942,283)		35,887,746

REPURCHASE AGREEMENTS — 1.4%
Agreement with Fixed Income Clearing Corp., bearing interest at 0.00% dated 10/30/2020, to be repurchased 11/02/2020 in the amount of $505,000 and collateralized by $516,900 of United States Treasury Notes, bearing interest at 0.25% due 06/30/2025 and having an approximate value of $515,148 (cost $505,000)	$505,000	505,000

TOTAL INVESTMENTS
(cost $35,447,283)(1)	100.0%	36,392,746
Other assets less liabilities	0.0	2,351

NET ASSETS	100.0%	$36,395,097

(1)	See Note 6 for cost of investments on a tax basis.

25

SunAmerica Specialty Series — AIG ESG Dividend Fund

PORTFOLIO OF INVESTMENTS — October 31, 2020 — (continued)

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2020 (see Note 3):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*

Common Stocks	$35,887,746	$—	$—	$35,887,746
Repurchase Agreements	—	505,000	—	505,000

Total Investments at Value	$35,887,746	$505,000	$—	$36,392,746

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

See Notes to Financial Statements

26

SunAmerica Specialty Series — AIG Focused Alpha Large-Cap Fund

PORTFOLIO PROFILE — October 31, 2020 — (unaudited)

Industry Allocation*

Applications Software	11.7%
Commercial Services-Finance	11.5
Internet Content-Entertainment	6.5
E-Commerce/Products	5.8
Electronic Forms	5.7
Auto-Cars/Light Trucks	5.5
Retail-Discount	5.5
Cosmetics & Toiletries	5.3
Medical-HMO	4.8
Diagnostic Equipment	4.8
Insurance-Property/Casualty	4.7
Finance-Credit Card	4.6
Beverages-Non-alcoholic	4.5
Medical-Drugs	4.5
Aerospace/Defense	4.4
Real Estate Investment Trusts	4.3
Oil Refining & Marketing	2.4
Banks-Super Regional	2.0
Registered Investment Companies	0.4

98.9%

*	Calculated as a percentage of net assets

27

SunAmerica Specialty Series — AIG Focused Alpha Large-Cap Fund

PORTFOLIO OF INVESTMENTS — October 31, 2020

Security Description	Shares	Value (Note 3)

COMMON STOCKS — 98.5%
Aerospace/Defense — 4.4%
BAE Systems PLC ADR	1,344,451	$28,072,137

Applications Software — 11.7%
Microsoft Corp.	163,189	33,040,877
ServiceNow, Inc.†	82,713	41,155,507

		74,196,384

Auto-Cars/Light Trucks — 5.5%
General Motors Co.	1,011,819	34,938,110

Banks-Super Regional — 2.0%
Wells Fargo & Co.	597,518	12,816,761

Beverages-Non-alcoholic — 4.5%
Coca-Cola Co.	600,548	28,862,337

Commercial Services-Finance — 11.5%
PayPal Holdings, Inc.†	224,638	41,811,871
S&P Global, Inc.	96,743	31,221,868

		73,033,739

Cosmetics & Toiletries — 5.3%
Unilever NV	589,366	33,334,541

Diagnostic Equipment — 4.8%
Danaher Corp.	133,369	30,613,520

E-Commerce/Products — 5.8%
Amazon.com, Inc.†	12,013	36,473,270

Electronic Forms — 5.7%
Adobe, Inc.†	80,589	36,031,342

Finance-Credit Card — 4.6%
Visa, Inc., Class A	159,293	28,945,131

Insurance-Property/Casualty — 4.7%
Berkshire Hathaway, Inc., Class B†	147,078	29,695,048

Internet Content-Entertainment — 6.5%
Facebook, Inc., Class A†	156,307	$41,125,935

Medical-Drugs — 4.5%
Sanofi ADR	633,978	28,719,204

Medical-HMO — 4.8%
Anthem, Inc.	112,556	30,705,277

Oil Refining & Marketing — 2.4%
Marathon Petroleum Corp.	508,222	14,992,549

Real Estate Investment Trusts — 4.3%
Crown Castle International Corp.	173,495	27,099,919

Retail-Discount — 5.5%
Dollar Tree, Inc.†	384,372	34,716,479

Total Long-Term Investment Securities
(cost $509,722,989)		624,371,683

SHORT-TERM INVESTMENT SECURITIES — 0.4%
Registered Investment Companies — 0.4%
State Street Institutional Liquid Reserves Fund, Premier Class 0.09%(1) (cost $2,382,538)	2,381,833	2,382,309

TOTAL INVESTMENTS
(cost $512,105,527)(2)	98.9%	626,753,992
Other assets less liabilities	1.1	7,047,500

NET ASSETS	100.0%	$633,801,492

†	Non-income producing security
(1)	The rate shown is the 7-day yield as of October 31, 2020.
(2)	See Note 6 for cost of investments on a tax basis.

ADR — American Depositary Receipt

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2020 (see Note 3):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*

Common Stocks	$624,371,683	$—	$—	$624,371,683
Short-Term Investment Securities	2,382,309	—	—	2,382,309

Total Investments at Value	$626,753,992	$—	$—	$626,753,992

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

See Notes to Financial Statements

28

SunAmerica Specialty Series — AIG Focused Growth Fund

PORTFOLIO PROFILE — October 31, 2020 — (unaudited)

Industry Allocation*

Applications Software	12.8%
Commercial Services-Finance	12.2
Auto-Cars/Light Trucks	9.4
Internet Content-Entertainment	7.2
E-Commerce/Products	6.7
Electronic Forms	6.1
Real Estate Investment Trusts	5.9
Finance-Credit Card	5.9
Diagnostic Equipment	5.9
Resorts/Theme Parks	3.5
Hotels/Motels	2.7
Diagnostic Kits	2.3
Multimedia	1.9
Commercial Services	1.6
Racetracks	1.5
Insurance-Property/Casualty	1.5
E-Commerce/Services	1.3
Finance-Investment Banker/Broker	1.3
Enterprise Software/Service	1.1
Satellite Telecom	0.7
Professional Sports	0.6
Veterinary Diagnostics	0.4
Medical-Outpatient/Home Medical	0.3
Consulting Services	0.3

93.1%

*	Calculated as a percentage of net assets

29

SunAmerica Specialty Series — AIG Focused Growth Fund

PORTFOLIO OF INVESTMENTS — October 31, 2020

Security Description	Shares	Value (Note 3)

COMMON STOCKS — 93.1%
Applications Software — 12.8%
Microsoft Corp.	200,198	$40,534,089
ServiceNow, Inc.†	80,493	40,050,902

		80,584,991

Auto-Cars/Light Trucks — 9.4%
Tesla, Inc.†	152,500	59,176,100

Commercial Services — 1.6%
CoStar Group, Inc.†	12,000	9,883,320

Commercial Services-Finance — 12.2%
PayPal Holdings, Inc.†	216,488	40,294,911
S&P Global, Inc.	112,185	36,205,465

		76,500,376

Consulting Services — 0.3%
Gartner, Inc.†	18,000	2,161,800

Diagnostic Equipment — 5.9%
Danaher Corp.	160,514	36,844,384

Diagnostic Kits — 2.3%
IDEXX Laboratories, Inc.†	33,500	14,231,470

E-Commerce/Products — 6.7%
Amazon.com, Inc.†	13,935	42,308,750

E-Commerce/Services — 1.3%
Zillow Group, Inc., Class A†	92,825	8,292,057

Electronic Forms — 6.1%
Adobe, Inc.†	85,766	38,345,979

Enterprise Software/Service — 1.1%
Guidewire Software, Inc.†	70,000	6,727,700

Finance-Credit Card — 5.9%
Visa, Inc., Class A	202,938	36,875,864

Finance-Investment Banker/Broker — 1.3%
Charles Schwab Corp.	201,000	8,263,110

Hotels/Motels — 2.7%
Hyatt Hotels Corp., Class A	309,000	17,038,260

Insurance-Property/Casualty — 1.5%
Arch Capital Group, Ltd.†	217,000	$6,555,570
Kinsale Capital Group, Inc.	15,000	2,812,050

		9,367,620

Internet Content-Entertainment — 7.2%
Facebook, Inc., Class A†	173,162	45,560,654

Medical-Outpatient/Home Medical — 0.3%
American Well Corp†	87,364	2,254,865

Multimedia — 1.9%
FactSet Research Systems, Inc.	40,000	12,260,000

Professional Sports — 0.6%
Manchester United PLC, Class A	260,000	3,551,600

Racetracks — 1.5%
Penn National Gaming, Inc.†	175,000	9,446,500

Real Estate Investment Trusts — 5.9%
American Homes 4 Rent, Class A	100,000	2,827,000
Crown Castle International Corp.	202,609	31,647,526
Gaming and Leisure Properties, Inc.	67,625	2,458,168

		36,932,694

Resorts/Theme Parks — 3.5%
Marriott Vacations Worldwide Corp.	33,850	3,269,910
Vail Resorts, Inc.	81,000	18,795,240

		22,065,150

Satellite Telecom — 0.7%
Iridium Communications, Inc.†	166,500	4,397,265

Veterinary Diagnostics — 0.4%
Neogen Corp.†	32,500	2,266,550

TOTAL INVESTMENTS
(cost $373,048,883)(1)	93.1%	585,337,059
Other assets less liabilities	6.9	43,177,925

NET ASSETS	100.0%	$628,514,984

†	Non-income producing security
(1)	See Note 6 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2020 (see Note 3):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*

Common Stocks	$585,337,059	$—	$—	$585,337,059

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

See Notes to Financial Statements

30

SunAmerica Specialty Series — AIG Income Explorer Fund

PORTFOLIO PROFILE — October 31, 2020 — (unaudited)

Industry Allocation*

Real Estate Investment Trusts	21.1%
Insurance-Multi-line	5.0
Banks-Commercial	4.5
Banks-Super Regional	4.4
Diversified Banking Institutions	4.2
Tobacco	3.8
Medical-Drugs	3.6
Insurance-Reinsurance	3.2
Telephone-Integrated	2.9
Banks-Fiduciary	2.4
Investment Management/Advisor Services	2.3
Insurance-Life/Health	2.2
Oil Companies-Integrated	2.2
Food-Misc./Diversified	2.2
Pipelines	1.9
Closed-End Funds	1.6
Insurance-Property/Casualty	1.6
Metal-Diversified	1.5
Computers	1.5
Chemicals-Diversified	1.5
Private Equity	1.4
Advertising Agencies	1.4
Semiconductor Equipment	1.2
Apparel Manufacturers	1.1
Home Decoration Products	1.0
Oil-Field Services	1.0
Capacitors	0.9
Cosmetics & Toiletries	0.9
Building Products-Cement	0.9
Containers-Paper/Plastic	0.9
Medical-Wholesale Drug Distribution	0.9
Diversified Manufacturing Operations	0.9
Computer Services	0.8
Electric-Integrated	0.8
Electric-Generation	0.8
Diversified Minerals	0.8
Computers-Memory Devices	0.8
Real Estate Operations & Development	0.8
Finance-Investment Banker/Broker	0.8
Networking Products	0.8
Metal-Iron	0.8
Human Resources	0.8
Investment Companies	0.7
Gas-Distribution	0.7
Oil Companies-Exploration & Production	0.6
Electric-Transmission	0.6
Cellular Telecom	0.6
Repurchase Agreements	0.5
Savings & Loans/Thrifts	0.4
Aerospace/Defense	0.4

98.6%

*	Calculated as a percentage of net assets

31

SunAmerica Specialty Series — AIG Income Explorer Fund

PORTFOLIO OF INVESTMENTS — October 31, 2020

Security Description	Shares	Value (Note 3)

COMMON STOCKS — 58.5%
Advertising Agencies — 1.4%
Interpublic Group of Cos., Inc.	15,655	$283,199
Omnicom Group, Inc.	4,383	206,877

		490,076

Aerospace/Defense — 0.4%
Raytheon Technologies Corp.	2,469	134,116

Apparel Manufacturers — 1.1%
Hanesbrands, Inc.	24,115	387,528

Building Products-Cement — 0.9%
Anhui Conch Cement Co., Ltd.	53,000	331,702

Capacitors — 0.9%
Walsin Technology Corp.†	59,000	338,052

Cellular Telecom — 0.6%
SoftBank Corp.	17,400	202,009

Chemicals-Diversified — 1.5%
LyondellBasell Industries NV, Class A	3,825	261,821
Mitsubishi Chemical Holdings Corp.	47,600	268,187

		530,008

Computer Services — 0.8%
International Business Machines Corp.	2,671	298,244

Computers — 1.5%
Hewlett Packard Enterprise Co.	25,106	216,916
HP, Inc.	17,465	313,671

		530,587

Computers-Memory Devices — 0.8%
Seagate Technology PLC	6,068	290,172

Containers-Paper/Plastic — 0.9%
WestRock Co.	8,762	329,013

Cosmetics & Toiletries — 0.9%
Unilever NV	5,905	333,537

Diversified Manufacturing Operations — 0.9%
3M Co.	1,901	304,084

Diversified Minerals — 0.8%
BHP Group PLC	15,111	293,273

Food-Misc./Diversified — 2.2%
General Mills, Inc.	7,242	428,147
Kraft Heinz Co.	11,290	345,361

		773,508

Home Decoration Products — 1.0%
Newell Brands, Inc.	19,466	343,770

Human Resources — 0.8%
Adecco Group AG	5,645	276,627

Investment Management/Advisor Services — 1.5%
Franklin Resources, Inc.	13,693	256,744
Invesco, Ltd.	20,019	262,449

		519,193

Medical-Drugs — 3.6%
AbbVie, Inc.	4,007	340,996
Bayer AG	3,234	151,988
GlaxoSmithKline PLC	12,301	205,232

Medical-Drugs (continued)
Pfizer, Inc.	9,155	$324,819
Takeda Pharmaceutical Co., Ltd.	8,600	266,146

		1,289,181

Medical-Wholesale Drug Distribution — 0.9%
Cardinal Health, Inc.	6,673	305,557

Metal-Diversified — 1.5%
MMC Norilsk Nickel PJSC ADR	11,380	271,413
Rio Tinto, Ltd.	4,103	267,563

		538,976

Metal-Iron — 0.8%
Fortescue Metals Group, Ltd.	22,768	279,160

Networking Products — 0.8%
Cisco Systems, Inc.	7,794	279,805

Oil Companies-Exploration & Production — 0.6%
CNOOC, Ltd.	237,000	216,515

Oil Companies-Integrated — 2.2%
China Petroleum & Chemical Corp.	622,000	243,247
Eni SpA	23,616	166,200
Lukoil PJSC ADR	3,615	184,783
TOTAL SE	5,932	179,638

		773,868

Oil-Field Services — 1.0%
Baker Hughes Co.	22,911	338,395

Real Estate Investment Trusts — 19.5%
Agree Realty Corp.	2,022	125,506
Alexandria Real Estate Equities, Inc.	883	133,792
American Campus Communities, Inc.	3,014	112,904
American Homes 4 Rent, Class A	5,401	152,686
American Tower Corp.	646	148,354
Apartment Investment & Management Co., Class A	2,718	86,704
Apple Hospitality REIT, Inc.	8,691	86,041
Armada Hoffler Properties, Inc.	7,420	66,854
Camden Property Trust	1,314	121,203
CareTrust REIT, Inc.	6,790	116,109
Clipper Realty, Inc.	13,784	77,466
Columbia Property Trust, Inc.	6,857	72,547
CoreSite Realty Corp.	1,236	147,529
Crown Castle International Corp.	1,038	162,136
CubeSmart	4,590	155,739
CyrusOne, Inc.	2,259	160,502
DiamondRock Hospitality Co.	12,739	62,931
Digital Realty Trust, Inc.	1,211	174,747
Douglas Emmett, Inc.	3,248	76,653
Duke Realty Corp.	4,053	153,974
Easterly Government Properties, Inc.	6,094	127,365
Empire State Realty Trust, Inc., Class A	10,090	54,284
EPR Properties	2,028	48,348
Equinix, Inc.	251	183,541
Equity LifeStyle Properties, Inc.	1,980	117,196
Equity Residential	1,709	80,289
Extra Space Storage, Inc.	1,354	156,996
First Industrial Realty Trust, Inc.	3,387	134,836
Four Corners Property Trust, Inc.	5,074	128,575

32

SunAmerica Specialty Series — AIG Income Explorer Fund

PORTFOLIO OF INVESTMENTS — October 31, 2020 — (continued)

Security Description	Shares	Value (Note 3)

COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
Gaming and Leisure Properties, Inc.	3,434	$124,826
GEO Group, Inc.	8,974	79,510
Healthcare Trust of America, Inc., Class A	4,781	116,178
Host Hotels & Resorts, Inc.	7,686	80,549
Hudson Pacific Properties, Inc.	3,891	74,941
Invitation Homes, Inc.	4,771	130,057
Iron Mountain, Inc.	4,343	113,179
Kimco Realty Corp.	6,823	70,004
Lamar Advertising Co., Class A	1,609	99,694
Mid-America Apartment Communities, Inc.	1,065	124,211
Monmouth Real Estate Investment Corp.	9,355	129,567
National Health Investors, Inc.	1,766	98,984
National Retail Properties, Inc.	2,684	85,915
Omega Healthcare Investors, Inc.	3,382	97,435
Outfront Media, Inc.	5,403	70,833
Physicians Realty Trust	7,557	127,411
Prologis, Inc.	1,574	156,141
QTS Realty Trust, Inc., Class A	2,684	165,093
Realty Income Corp.	1,905	110,223
Rexford Industrial Realty, Inc.	3,049	141,657
SBA Communications Corp.	586	170,157
Simon Property Group, Inc.	961	60,360
STAG Industrial, Inc.	4,523	140,756
STORE Capital Corp.	3,731	95,887
Sun Communities, Inc.	906	124,693
Sunstone Hotel Investors, Inc.	9,776	72,538
Terreno Realty Corp.	2,568	144,527
UDR, Inc.	3,010	94,032
Uniti Group, Inc.	18,553	163,637
Ventas, Inc.	2,502	98,754
Welltower, Inc.	1,769	95,119

		6,882,675

Real Estate Operations & Development — 0.8%
Country Garden Holdings Co., Ltd.	234,000	288,756

Semiconductor Equipment — 1.2%
Globalwafers Co., Ltd.	30,000	436,401

Telephone-Integrated — 2.9%
AT&T, Inc.	9,287	250,935
CenturyLink, Inc.	26,389	227,473
Telefonica SA	54,988	179,784
Verizon Communications, Inc.	6,214	354,136

		1,012,328

Tobacco — 3.8%
Altria Group, Inc.	7,082	255,519
British American Tobacco PLC	8,472	269,171
Imperial Brands PLC	14,890	236,206
Japan Tobacco, Inc.	15,500	293,118
Philip Morris International, Inc.	4,155	295,088

		1,349,102

Total Common Stocks
(cost $24,305,590)		20,696,218

PREFERRED SECURITIES — 39.6%
Banks-Commercial — 4.5%
First Citizens BancShares, Inc. Series A 5.38%	11,105	$297,947
First Republic Bank Series J 4.70%	11,260	293,211
First Republic Bank Series I 5.50%	9,500	257,925
Merchants Bancorp Series B 6.00%	8,000	202,160
Synovus Financial Corp. Series E 5.88%	10,600	273,162
Truist Financial Corp. Series O 5.25%	9,800	264,110

		1,588,515

Banks-Fiduciary — 2.4%
Northern Trust Corp. Series E 4.70%	11,000	291,280
State Street Corp. Series D 5.90%	10,000	275,000
State Street Corp. Series G 5.35%	10,000	283,600

		849,880

Banks-Super Regional — 4.4%
PNC Financial Services Group, Inc. Series P 6.13%	7,500	200,325
US Bancorp FRS (3ML+0.60%) Series B 3.50%	12,000	272,880
US Bancorp Series K 5.50%	10,300	278,203
US Bancorp Series F 6.50%	6,000	160,020
Wells Fargo & Co. Series Z 4.75%	9,000	224,820
Wells Fargo & Co. Series R 6.63%	10,414	291,488
Wells Fargo & Co. Series Q 5.85%	5,500	142,395

		1,570,131

33

SunAmerica Specialty Series — AIG Income Explorer Fund

PORTFOLIO OF INVESTMENTS — October 31, 2020 — (continued)

Security Description	Shares	Value (Note 3)

PREFERRED SECURITIES (continued)
Closed-End Funds — 1.6%
Gabelli Equity Trust, Inc. Series K 5.00%	10,949	$292,458
Highland Income Fund Series A 5.38%	11,200	283,136

		575,594

Diversified Banking Institutions — 4.2%
Bank of America Corp. FRS (3 ML+0.50%) Series 5 4.00%	7,700	189,497
Bank of America Corp. Series KK 5.38%	9,000	238,230
HSBC Holdings PLC Series A 6.20%	7,000	180,530
JPMorgan Chase & Co. Series DD 5.75%	7,500	203,175
JPMorgan Chase & Co. Series EE 6.00%	7,497	205,043
JPMorgan Chase & Co. Series GG 4.75%	7,000	185,780
Morgan Stanley Series K 5.85%	10,000	281,800

		1,484,055

Electric-Generation — 0.8%
Brookfield Renewable Partners LP Series 17 5.25%	11,375	295,295

Electric-Integrated — 0.8%
Duke Energy Corp. Series A 5.75%	10,472	295,310

Electric-Transmission — 0.6%
Brookfield Infrastructure Partners LP Series 13 5.13%	8,100	208,413

Finance-Investment Banker/Broker — 0.8%
Charles Schwab Corp. Series D 5.95%	11,000	284,900

Gas-Distribution — 0.7%
Spire, Inc. Series A 5.90%	8,500	232,560

Insurance-Life/Health — 2.2%
American Equity Investment Life Holding Co. Series A 5.95%	6,000	$149,400
Athene Holding, Ltd. Series A 6.35%	10,000	267,800
Athene Holding, Ltd. Series C 6.38%	6,000	161,400
Brighthouse Financial, Inc. Series B 6.75%	7,500	204,900

		783,500

Insurance-Multi-line — 5.0%
Aegon NV FRS (3 ML+0.86%) Series 1 4.00%	9,800	243,628
Allstate Corp. 5.10%	11,000	286,000
Allstate Corp. Series I 4.75%	10,300	273,053
Hartford Financial Services Group, Inc. 7.88%	6,000	164,760
Hartford Financial Services Group, Inc. Series G 6.00%	10,300	282,941
MetLife, Inc. Series E 5.63%	6,000	161,880
MetLife, Inc. Series F 4.75%	7,000	183,820
Voya Financial, Inc. Series B 5.35%	5,500	156,145

		1,752,227

Insurance-Property/Casualty — 1.6%
Arch Capital Group, Ltd. Series E 5.25%	11,000	280,390
Arch Capital Group, Ltd. Series F 5.45%	11,000	287,100

		567,490

Insurance-Reinsurance — 3.2%
Axis Capital Holdings, Ltd. Series E 5.50%	11,200	285,376
PartnerRe, Ltd. Series I 5.88%	10,800	277,884
Reinsurance Group of America, Inc. 6.20%	10,903	287,621

34

SunAmerica Specialty Series — AIG Income Explorer Fund

PORTFOLIO OF INVESTMENTS — October 31, 2020 — (continued)

Security Description	Shares	Value (Note 3)

PREFERRED SECURITIES (continued)
Insurance-Reinsurance (continued)
RenaissanceRe Holdings, Ltd. Series F 5.75%	10,000	$269,500

		1,120,381

Investment Companies — 0.7%
Oaktree Capital Group LLC Series B 6.55%	8,800	235,752

Investment Management/Advisor Services — 0.8%
Ares Management Corp. Series A 7.00%	11,000	286,220

Pipelines — 1.9%
Energy Transfer Operating LP Series D 7.63%	6,940	130,056
Energy Transfer Operating LP Series E 7.60%	8,130	158,128
Energy Transfer Partners LP Series C 7.38%	9,000	164,610
NGL Energy Partners LP Series B 9.00%	20,000	210,000

		662,794

Private Equity — 1.4%
Apollo Global Management, Inc. Series B 6.38%	8,500	225,165
KKR & Co, Inc. Series A 6.75%	10,400	271,232

		496,397

Real Estate Investment Trusts — 1.6%
Public Storage Series L 4.63%	10,972	289,770
Two Harbors Investment Corp. Series C 7.25%	14,246	272,099

		561,869

Security Description	Shares/ Principal Amount	Value (Note 3)

Savings & Loans/Thrifts — 0.4%
New York Community Bancorp, Inc. Series A 6.38%	6,000	$155,580

Total Preferred Securities
(cost $14,129,387)		14,006,863

Total Long-Term Investment Securities
(cost $38,434,977)		34,703,081

REPURCHASE AGREEMENTS — 0.5%
Agreement with Fixed Income Clearing Corp., bearing interest at 0.00% dated 10/30/2020, to be repurchased 11/02/2020 in the amount of $164,000 and collateralized by $167,900 of United States Treasury Notes, bearing interest at 0.25% due 06/30/2025 and having an approximate value of $167,331 (cost $164,000)	$164,000	164,000

TOTAL INVESTMENTS
(cost $38,598,977)(1)	98.6%	34,867,081
Other assets less liabilities	1.4	500,553

NET ASSETS	100.0%	$35,367,634

†	Non-income producing security
(1)	See Note 6 for cost of investments on a tax basis.

ADR — American Depositary Receipt

FRS — Floating Rate Security

The rates shown on FRS are the current interest rates at October 31, 2020 and unless noted otherwise, the dates shown are the original maturity dates.

Index Legend

3 ML — 3 Month USD LIBOR

35

SunAmerica Specialty Series — AIG Income Explorer Fund

PORTFOLIO OF INVESTMENTS — October 31, 2020 — (continued)

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2020 (see Note 3):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs		Level 3 — Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*

Common Stocks	$14,517,510	$6,178,708	**	$—	$20,696,218
Preferred Securities	14,006,863	—		—	14,006,863
Repurchase Agreements	—	164,000		—	164,000

Total Investments at Value	$28,524,373	$6,342,708		$—	$34,867,081

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
**	Represents foreign equity securities that have been fair valued in accordance with pricing procedures approved by the Board (see Note 3).

See Notes to Financial Statements

36

SunAmerica Specialty Series — AIG Small-Cap Fund

PORTFOLIO PROFILE — October 31, 2020 — (unaudited)

Industry Allocation*

Medical-Biomedical/Gene	6.7%
Banks-Commercial	5.0
Real Estate Investment Trusts	3.8
Medical Products	2.8
Medical-Outpatient/Home Medical	2.2
Medical-Drugs	2.2
Repurchase Agreements	2.1
Computer Software	2.0
Enterprise Software/Service	1.8
Auto/Truck Parts & Equipment-Original	1.6
E-Commerce/Services	1.6
Electronic Measurement Instruments	1.6
Electronic Components-Misc.	1.5
Building & Construction Products-Misc.	1.5
Finance-Investment Banker/Broker	1.5
Medical Labs & Testing Services	1.5
Insurance-Property/Casualty	1.4
Food-Misc./Diversified	1.3
Retail-Restaurants	1.3
Diagnostic Kits	1.3
Recreational Vehicles	1.1
Finance-Consumer Loans	1.1
Tobacco	1.1
Human Resources	1.1
Building-Residential/Commercial	1.1
Investment Management/Advisor Services	1.0
Transport-Air Freight	1.0
Diagnostic Equipment	1.0
Energy-Alternate Sources	1.0
Building-Heavy Construction	0.9
Food-Wholesale/Distribution	0.8
Semiconductor Equipment	0.8
Water	0.8
E-Services/Consulting	0.8
Medical-Wholesale Drug Distribution	0.8
Medical Laser Systems	0.8
Telecom Services	0.8
Medical Information Systems	0.7
Transport-Marine	0.7
Auto/Truck Parts & Equipment-Replacement	0.7
Commercial Services	0.7
Disposable Medical Products	0.7
Retail-Building Products	0.7
Gambling (Non-Hotel)	0.7
Retail-Pet Food & Supplies	0.7
Transport-Services	0.7
Electronic Components-Semiconductors	0.7
Transport-Truck	0.7
Firearms & Ammunition	0.7
E-Commerce/Products	0.7
Computer Services	0.6
Entertainment Software	0.6
Water Treatment Systems	0.6
Leisure Products	0.6
E-Marketing/Info	0.6
Electric-Integrated	0.6
Industrial Automated/Robotic	0.6
Retail-Sporting Goods	0.6
Industrial Audio & Video Products	0.6
Protection/Safety	0.6
Networking Products	0.6

Telecommunication Equipment	0.5%
Drug Delivery Systems	0.5
Physical Therapy/Rehabilitation Centers	0.5
MRI/Medical Diagnostic Imaging	0.5
Therapeutics	0.5
Distribution/Wholesale	0.5
Audio/Video Products	0.5
Chemicals-Specialty	0.5
Savings & Loans/Thrifts	0.5
U.S. Government Treasuries	0.4
Gas-Distribution	0.4
Hazardous Waste Disposal	0.4
Cosmetics & Toiletries	0.4
Lighting Products & Systems	0.4
Building & Construction-Misc.	0.4
Exchange-Traded Funds	0.4
Internet Content-Entertainment	0.3
Computer Data Security	0.3
Racetracks	0.3
Machinery-General Industrial	0.3
Retail-Automobile	0.3
Metal Processors & Fabrication	0.3
Computers-Periphery Equipment	0.3
Apparel Manufacturers	0.3
Applications Software	0.3
Oil Companies-Exploration & Production	0.3
Consumer Products-Misc.	0.2
Commercial Services-Finance	0.2
Casino Services	0.2
Real Estate Management/Services	0.2
Chemicals-Diversified	0.2
Engineering/R&D Services	0.2
Aerospace/Defense-Equipment	0.2
Insurance-Life/Health	0.2
Footwear & Related Apparel	0.2
Retail-Apparel/Shoe	0.2
Electric-Generation	0.2
Retail-Home Furnishings	0.2
Retail-Discount	0.2
Medical Instruments	0.2
Building-Mobile Home/Manufactured Housing	0.2
Schools	0.2
Pastoral & Agricultural	0.2
Diversified Manufacturing Operations	0.2
Machinery-Pumps	0.2
Consulting Services	0.2
Oil-Field Services	0.2
Building Products-Doors & Windows	0.2
Web Hosting/Design	0.2
Insurance-Reinsurance	0.2
Athletic Equipment	0.1
Steel-Producers	0.1
Metal-Aluminum	0.1
Medical-Hospitals	0.1
Computers-Integrated Systems	0.1
Environmental Consulting & Engineering	0.1
Rental Auto/Equipment	0.1
Rubber/Plastic Products	0.1
Financial Guarantee Insurance	0.1
Airlines	0.1
Office Furnishings-Original	0.1

37

SunAmerica Specialty Series — AIG Small-Cap Fund

PORTFOLIO PROFILE — October 31, 2020 — (unaudited) (continued)

Industry Allocation* (continued)

Semiconductor Components-Integrated Circuits	0.1%
Oil Refining & Marketing	0.1
Electronic Security Devices	0.1
Resorts/Theme Parks	0.1
Insurance Brokers	0.1
Beverages-Non-alcoholic	0.1
Miscellaneous Manufacturing	0.1
Real Estate Operations & Development	0.1
Health Care Cost Containment	0.1
Lasers-System/Components	0.1
Electric Products-Misc.	0.1
Data Processing/Management	0.1
Finance-Mortgage Loan/Banker	0.1
Wireless Equipment	0.1
Aerospace/Defense	0.1
Veterinary Diagnostics	0.1
Building Products-Wood	0.1
Machinery-Electrical	0.1
Paper & Related Products	0.1
Steel Pipe & Tube	0.1
Building Products-Air & Heating	0.1
Precious Metals	0.1
Auto-Heavy Duty Trucks	0.1
Satellite Telecom	0.1
Medical-Nursing Homes	0.1
Retail-Misc./Diversified	0.1
Rubber-Tires	0.1
Non-Hazardous Waste Disposal	0.1
Finance-Leasing Companies	0.1
Machinery-Construction & Mining	0.1
Transport-Equipment & Leasing	0.1
Communications Software	0.1
Optical Supplies	0.1
Instruments-Controls	0.1
Metal-Iron	0.1
Retail-Vision Service Center	0.1
Finance-Commercial	0.1
Independent Power Producers	0.1
Home Furnishings	0.1
Machine Tools & Related Products	0.1
Telephone-Integrated	0.1
Internet Content-Information/News	0.1
Batteries/Battery Systems	0.1
Building-Maintenance & Services	0.1
Publishing-Newspapers	0.1
Banks-Super Regional	0.1
Containers-Metal/Glass	0.1
Internet Connectivity Services	0.1
Television	0.1
Medical-HMO	0.1
Wire & Cable Products	0.1
Casino Hotels	0.1
Printing-Commercial	0.1
Gold Mining	0.1
Golf	0.1
Poultry	0.1
Agricultural Operations	0.1
Internet Security	0.1
Retail-Bedding	0.1
Linen Supply & Related Items	0.1
Software Tools	0.1

Appliances	0.1%
Patient Monitoring Equipment	0.1
Machinery-Farming	0.1
Insurance-Multi-line	0.1
Retail-Regional Department Stores	0.1
Cable/Satellite TV	0.1
Identification Systems	0.1
Security Services	0.1
Filtration/Separation Products	0.1
Retail-Pawn Shops	0.1
Dental Supplies & Equipment	0.1
Hotels/Motels	0.1
Quarrying	0.1

100.0%

*	Calculated as a percentage of net assets

38

SunAmerica Specialty Series — AIG Small-Cap Fund

PORTFOLIO OF INVESTMENTS — October 31, 2020

Security Description	Shares	Value (Note 3)

COMMON STOCKS — 97.1%
Advanced Materials — 0.0%
Haynes International, Inc.	103	$1,670
Lydall, Inc.†	141	2,790
Materion Corp.	167	8,549

		13,009

Advertising Sales — 0.0%
Boston Omaha Corp., Class A†	108	1,726

Advertising Services — 0.0%
Fluent, Inc.†	345	880
National CineMedia, Inc.	513	1,018

		1,898

Aerospace/Defense — 0.1%
AeroVironment, Inc.†	179	13,668
Kratos Defense & Security Solutions, Inc.†	1,001	18,909
National Presto Industries, Inc.	42	3,490
Park Aerospace Corp.	162	1,716

		37,783

Aerospace/Defense-Equipment — 0.2%
AAR Corp.	276	5,371
Aerojet Rocketdyne Holdings, Inc.†	605	19,614
Astronics Corp.†	193	1,235
Barnes Group, Inc.	387	14,203
Ducommun, Inc.†	89	2,928
Kaman Corp.	228	9,042
Moog, Inc., Class A	245	15,286
Triumph Group, Inc.	425	2,805

		70,484

Agricultural Chemicals — 0.0%
Intrepid Potash, Inc.†	79	788
Marrone Bio Innovations, Inc.†	555	611

		1,399

Agricultural Operations — 0.1%
Alico, Inc.	43	1,242
Andersons, Inc.	257	5,574
Cadiz, Inc.†	164	1,566
Fresh Del Monte Produce, Inc.	256	5,512
Limoneira Co.	134	1,853
Tejon Ranch Co.†	173	2,372
Vital Farms, Inc.†	85	2,938

		21,057

Airlines — 0.1%
Allegiant Travel Co.	108	14,554
Hawaiian Holdings, Inc.	375	5,194
Mesa Air Group, Inc.†	243	768
SkyWest, Inc.	407	11,815
Spirit Airlines, Inc.†	735	12,914

		45,245

Apparel Manufacturers — 0.3%
Deckers Outdoor Corp.†	231	58,528
Kontoor Brands, Inc.	425	13,983
Lakeland Industries, Inc.†	63	1,359
Oxford Industries, Inc.	135	5,558
Superior Group of Cos., Inc.	89	1,924

Apparel Manufacturers (continued)
Urban Outfitters, Inc.†	569	$12,711

		94,063

Appliances — 0.1%
Hamilton Beach Brands Holding Co., Class A	56	1,235
iRobot Corp.†	228	18,144

		19,379

Applications Software — 0.3%
Agilysys, Inc.†	150	4,062
Appfolio, Inc., Class A†	135	19,287
Brightcove, Inc.†	325	4,111
Cerence, Inc.†	303	16,538
Digi International, Inc.†	236	3,476
Ebix, Inc.	217	3,919
GTY Technology Holdings, Inc.†	365	1,062
IBEX, Ltd.†	40	604
Immersion Corp.†	141	869
Model N, Inc.†	281	9,900
Park City Group, Inc.†	102	443
PDF Solutions, Inc.†	238	4,460
Phreesia, Inc.†	236	8,725
Sprout Social, Inc., Class A†	225	9,833

		87,289

Athletic Equipment — 0.1%
Clarus Corp.	193	2,994
Nautilus, Inc.†	244	5,292
Vista Outdoor, Inc.†	481	9,509
YETI Holdings, Inc.†	660	32,657

		50,452

Audio/Video Products — 0.5%
Daktronics, Inc.	301	1,174
Sonos, Inc.†	665	9,709
Universal Electronics, Inc.†	4,116	152,539
VOXX International Corp.†	163	1,847

		165,269

Auto Repair Centers — 0.0%
Monro, Inc.	272	11,440

Auto-Heavy Duty Trucks — 0.1%
Blue Bird Corp.†	127	1,466
Navistar International Corp.†	412	17,761
REV Group, Inc.	226	1,774
Workhorse Group, Inc.†	777	11,950

		32,951

Auto-Truck Trailers — 0.0%
Wabash National Corp.	436	6,217

Auto/Truck Parts & Equipment-Original — 1.6%
Adient PLC†	725	15,385
American Axle & Manufacturing Holdings, Inc.†	927	6,229
Cooper-Standard Holdings, Inc.†	138	2,165
Dana, Inc.	1,193	16,690
Dorman Products, Inc.†	220	19,639
Fox Factory Holding Corp.†	341	28,671
Gentherm, Inc.†	4,768	220,711
Meritor, Inc.†	572	13,923

39

SunAmerica Specialty Series — AIG Small-Cap Fund

PORTFOLIO OF INVESTMENTS — October 31, 2020 — (continued)

Security Description	Shares	Value (Note 3)

COMMON STOCKS (continued)
Auto/Truck Parts & Equipment-Original (continued)
Methode Electronics, Inc.	303	$9,323
Miller Industries, Inc.	92	2,755
Modine Manufacturing Co.†	408	2,611
Shyft Group, Inc.	10,478	202,330
Telenav, Inc.†	273	1,111
Tenneco, Inc., Class A†	421	3,629
Visteon Corp.†	229	20,530

		565,702

Auto/Truck Parts & Equipment-Replacement — 0.7%
Douglas Dynamics, Inc.	186	6,344
Motorcar Parts of America, Inc.†	155	2,283
Standard Motor Products, Inc.	5,397	247,183
XPEL, Inc.†	138	3,420

		259,230

B2B/E-Commerce — 0.0%
ePlus, Inc.†	110	7,426

Banks-Commercial — 5.0%
1st Constitution Bancorp	75	978
1st Source Corp.	135	4,521
ACNB Corp.	70	1,461
Alerus Financial Corp.	122	2,624
Allegiance Bancshares, Inc.	156	4,415
Altabancorp	131	2,852
Amalgamated Bank, Class A	112	1,243
American National Bankshares, Inc.	88	2,006
Ameris Bancorp	547	16,027
Ames National Corp.	72	1,390
Arrow Financial Corp.	109	2,983
Atlantic Capital Bancshares, Inc.†	172	2,387
Atlantic Union Bankshares Corp.	643	16,261
Auburn National Bancorporation, Inc.	19	706
BancFirst Corp.	155	6,890
Bancorp, Inc.†	425	4,080
BancorpSouth Bank	817	19,126
Bank First Corp.	52	3,329
Bank of Commerce Holdings	131	1,049
Bank of Marin Bancorp	109	3,285
Bank of N.T. Butterfield & Son, Ltd.	419	11,087
Bank of Princeton	47	924
Bank7 Corp.	23	209
BankUnited, Inc.	757	19,114
Bankwell Financial Group, Inc.	55	907
Banner Corp.	287	10,582
Bar Harbor Bankshares	123	2,512
Baycom Corp.†	94	1,043
BCB Bancorp, Inc.	119	1,082
Bogota Financial Corp.†	48	379
Bridge Bancorp, Inc.	138	2,697
Bridgewater Bancshares, Inc.†	182	2,022
Bryn Mawr Bank Corp.	162	4,351
Business First Bancshares, Inc.	159	2,641
Byline Bancorp, Inc.	200	2,628
C&F Financial Corp.	29	903
Cadence BanCorp	1,017	11,411
California Bancorp, Inc.†	62	846
Cambridge Bancorp	52	3,229

Banks-Commercial (continued)
Camden National Corp.	122	$3,900
Capital Bancorp, Inc.†	66	694
Capital City Bank Group, Inc.	111	2,365
Capstar Financial Holdings, Inc.	132	1,371
Carter Bank & Trust	187	1,300
Cathay General Bancorp	626	14,730
CB Financial Services, Inc.	41	804
CBTX, Inc.	146	2,759
Central Pacific Financial Corp.	226	3,112
Central Valley Community Bancorp	87	1,122
Century Bancorp, Inc., Class A	23	1,646
Chemung Financial Corp.	30	1,022
ChoiceOne Financial Services, Inc.	60	1,726
CIT Group, Inc.	814	23,972
Citizens & Northern Corp.	110	1,863
Citizens Holding Co.	39	846
City Holding Co.	130	7,856
Civista Bancshares, Inc.	130	1,854
CNB Financial Corp.	122	2,213
Coastal Financial Corp.†	75	1,114
Codorus Valley Bancorp, Inc.	77	1,036
Colony Bankcorp, Inc.	64	802
Columbia Banking System, Inc.	592	16,819
Community Bank System, Inc.	436	25,284
Community Financial Corp.	43	940
Community Trust Bancorp, Inc.	128	4,073
ConnectOne Bancorp, Inc.	306	4,722
County Bancorp, Inc.	40	740
CrossFirst Bankshares, Inc.†	395	3,298
Customers Bancorp, Inc.†	237	3,275
CVB Financial Corp.	1,066	18,655
Eagle Bancorp, Inc.	264	7,899
Enterprise Bancorp, Inc.	74	1,673
Enterprise Financial Services Corp.	198	5,764
Equity Bancshares, Inc., Class A†	120	2,206
Esquire Financial Holdings, Inc.†	56	873
Evans Bancorp, Inc.	39	890
Farmers & Merchants Bancorp, Inc.	83	1,665
Farmers National Banc Corp.	214	2,493
FB Financial Corp.	256	7,552
Fidelity D&D Bancorp, Inc.	32	1,525
Financial Institutions, Inc.	131	2,323
First BanCorp	1,775	11,520
First Bancorp	237	5,709
First Bancorp, Inc.	83	1,920
First Bancshares, Inc.	170	4,053
First Bank	132	989
First Busey Corp.	416	7,484
First Business Financial Services, Inc.	67	1,149
First Choice Bancorp	85	1,197
First Commonwealth Financial Corp.	804	6,930
First Community Bankshares, Inc.	143	2,714
First Community Corp.	59	838
First Financial Bancorp	800	11,440
First Financial Bankshares, Inc.	1,064	31,718
First Financial Corp.	111	3,854
First Foundation, Inc.	325	4,833
First Guaranty Bancshares, Inc.	30	436
First Internet Bancorp	78	1,679

40

SunAmerica Specialty Series — AIG Small-Cap Fund

PORTFOLIO OF INVESTMENTS — October 31, 2020 — (continued)

Security Description	Shares	Value (Note 3)

COMMON STOCKS (continued)
Banks-Commercial (continued)
First Interstate BancSystem, Inc., Class A	346	$12,214
First Merchants Corp.	445	11,619
First Mid Bancshares, Inc.	120	3,331
First Midwest Bancorp, Inc.	940	11,797
First Northwest Bancorp	72	846
First of Long Island Corp.	188	2,901
First United Corp.	55	656
Flagstar Bancorp, Inc.	352	10,331
FNCB Bancorp, Inc.	141	775
Franklin Financial Services Corp.	34	748
Fulton Financial Corp.	1,309	14,386
FVCBankcorp, Inc.†	97	1,197
German American Bancorp, Inc.	203	6,124
Glacier Bancorp, Inc.	790	28,282
Great Southern Bancorp, Inc.	91	3,726
Great Western Bancorp, Inc.	456	5,923
Guaranty Bancshares, Inc.	58	1,676
Hancock Whitney Corp.	711	16,261
Hanmi Financial Corp.	252	2,265
HarborOne Bancorp, Inc.	436	4,098
Hawthorn Bancshares, Inc.	48	910
HBT Financial, Inc.	81	1,000
Heartland Financial USA, Inc.	286	9,421
Heritage Commerce Corp.	479	3,473
Heritage Financial Corp.	297	6,225
Hilltop Holdings, Inc.	594	13,549
Home BancShares, Inc.	1,261	20,933
HomeStreet, Inc.	183	5,686
Hope Bancorp, Inc.	968	7,812
Horizon Bancorp, Inc.	353	4,377
Howard Bancorp, Inc.†	109	1,104
Independent Bank Corp.	174	2,605
Independent Bank Corp.	271	15,526
International Bancshares Corp.	440	12,179
Investar Holding Corp.	84	1,171
Kearny Financial Corp.	660	5,544
Lakeland Bancorp, Inc.	402	4,474
Lakeland Financial Corp.	204	10,431
Landmark Bancorp, Inc.	32	750
LCNB Corp.	100	1,376
Level One Bancorp, Inc.	42	661
Limestone Bancorp, Inc.†	43	456
Live Oak Bancshares, Inc.	231	8,612
Luther Burbank Corp.	151	1,424
Macatawa Bank Corp.	216	1,553
Mackinac Financial Corp.	74	735
MainStreet Bancshares, Inc.†	58	865
Mercantile Bank Corp.	130	2,842
Merchants Bancorp	72	1,554
Meridian Corp.	44	774
Meta Financial Group, Inc.	9,559	280,461
Metrocity Bankshares, Inc.	143	1,998
Metropolitan Bank Holding Corp.†	58	1,737
Mid Penn Bancorp, Inc.	57	1,114
Middlefield Banc Corp.	49	935
Midland States Bancorp, Inc.	177	2,637
MidWestOne Financial Group, Inc.	121	2,438
MVB Financial Corp.	81	1,292

Banks-Commercial (continued)
National Bankshares, Inc.	53	$1,441
NBT Bancorp, Inc.	351	9,610
Nicolet Bankshares, Inc.†	77	4,751
Northeast Bank	63	1,209
Northrim BanCorp, Inc.	52	1,485
Norwood Financial Corp.	48	1,098
Oak Valley Bancorp	56	777
OFG Bancorp	417	6,001
Ohio Valley Banc Corp.	35	749
Old National Bancorp	1,352	18,901
Old Second Bancorp, Inc.	237	2,026
OP Bancorp	101	649
Origin Bancorp, Inc.	181	4,049
Orrstown Financial Services, Inc.	90	1,258
Park National Corp.	118	10,815
Partners Bancorp	81	407
PCB Bancorp	103	968
PCSB Financial Corp.	122	1,643
Peapack-Gladstone Financial Corp.	151	2,549
Penns Woods Bancorp, Inc.	56	1,157
Peoples Bancorp of North Carolina, Inc.	37	640
Peoples Bancorp, Inc.	152	3,435
Peoples Financial Services Corp.	58	2,079
Pioneer Bancorp, Inc.†	96	908
Plumas Bancorp	38	765
Preferred Bank	114	3,857
Premier Financial Bancorp, Inc.	108	1,350
Premier Financial Corp.	305	5,487
Provident Bancorp, Inc.	71	612
QCR Holdings, Inc.	122	3,786
RBB Bancorp	137	1,749
Red River Bancshares, Inc.	41	1,862
Reliant Bancorp, Inc.	124	2,089
Renasant Corp.	449	12,801
Republic Bancorp, Inc., Class A	80	2,666
Republic First Bancorp, Inc.†	375	836
Richmond Mutual BanCorp, Inc.	101	1,106
S&T Bancorp, Inc.	319	6,313
Salisbury Bancorp, Inc.	21	711
Sandy Spring Bancorp, Inc.	380	9,633
SB Financial Group, Inc.	59	905
Seacoast Banking Corp. of Florida†	426	9,150
Select Bancorp, Inc.†	129	961
ServisFirst Bancshares, Inc.	402	14,834
Shore Bancshares, Inc.	102	1,104
Sierra Bancorp	115	2,282
Silvergate Capital Corp., Class A†	12,732	284,688
Simmons First National Corp., Class A	893	15,172
SmartFinancial, Inc.	116	1,733
South Plains Financial, Inc.	87	1,275
South State Corp.	577	35,428
Southern First Bancshares, Inc.†	60	1,610
Southern National Bancorp of Virginia, Inc.	163	1,575
Southside Bancshares, Inc.	261	7,037
Spirit of Texas Bancshares, Inc.	108	1,373
Standard AVB Financial Corp.	32	1,050
Sterling Bancorp, Inc.	135	477
Stock Yards Bancorp, Inc.	169	6,459

41

SunAmerica Specialty Series — AIG Small-Cap Fund

PORTFOLIO OF INVESTMENTS — October 31, 2020 — (continued)

Security Description	Shares	Value (Note 3)

COMMON STOCKS (continued)
Banks-Commercial (continued)
Summit Financial Group, Inc.	94	$1,693
Texas Capital Bancshares, Inc.†	417	18,765
Tompkins Financial Corp.	118	6,607
Towne Bank	552	10,035
TriCo Bancshares	218	6,307
TriState Capital Holdings, Inc.†	227	2,858
Triumph Bancorp, Inc.†	187	7,878
TrustCo Bank Corp.	781	4,292
Trustmark Corp.	520	12,163
UMB Financial Corp.	360	21,913
United Bankshares, Inc.	1,021	26,781
United Community Banks, Inc.	644	13,485
United Security Bancshares	111	690
Unity Bancorp, Inc.	64	897
Univest Financial Corp.	237	3,759
Valley National Bancorp	3,286	25,105
Veritex Holdings, Inc.	391	7,714
Washington Trust Bancorp, Inc.	141	4,762
WesBanco, Inc.	538	13,068
West BanCorp, Inc.	132	2,190
Westamerica BanCorp	215	11,260
Western New England Bancorp, Inc.	188	1,083

		1,769,855

Banks-Fiduciary — 0.0%
Parke Bancorp, Inc.	87	1,047

Banks-Mortgage — 0.0%
Walker & Dunlop, Inc.	233	14,651

Banks-Super Regional — 0.1%
Independent Bank Group, Inc.	305	15,732
National Bank Holdings Corp., Class A	243	7,326

		23,058

Batteries/Battery Systems — 0.1%
EnerSys	351	25,132

Beverages-Non-alcoholic — 0.1%
Celsius Holdings, Inc.†	283	5,691
Coca-Cola Consolidated, Inc.	39	8,929
National Beverage Corp.†	97	7,594
NewAge, Inc.†	781	1,827
Primo Water Corp.	1,288	16,139

		40,180

Beverages-Wine/Spirits — 0.0%
MGP Ingredients, Inc.	106	4,454

Broadcast Services/Program — 0.0%
Hemisphere Media Group, Inc.†	135	1,056
MSG Networks, Inc., Class A†	328	2,932

		3,988

Building & Construction Products-Misc. — 1.5%
American Woodmark Corp.†	140	11,565
Builders FirstSource, Inc.†	954	28,906
Caesarstone, Ltd.	183	1,766
Forterra, Inc.†	16,667	217,504
Gibraltar Industries, Inc.†	269	15,454
Louisiana-Pacific Corp.	930	26,580

Building & Construction Products-Misc. (continued)
Patrick Industries, Inc.	3,289	$183,362
Simpson Manufacturing Co., Inc.	359	31,851
Summit Materials, Inc., Class A†	945	16,717

		533,705

Building & Construction-Misc. — 0.4%
Comfort Systems USA, Inc.	296	13,557
EMCOR Group, Inc.	448	30,549
IES Holdings, Inc.†	67	2,139
MYR Group, Inc.†	134	5,728
NV5 Global, Inc.†	90	5,047
TopBuild Corp.†	273	41,826
WillScot Mobile Mini Holdings Corp.†	1,322	24,563

		123,409

Building Products-Air & Heating — 0.1%
AAON, Inc.	339	19,801
SPX Corp.†	355	15,048

		34,849

Building Products-Cement — 0.0%
Concrete Pumping Holdings, Inc.†	221	714
US Concrete, Inc.†	132	4,483

		5,197

Building Products-Doors & Windows — 0.2%
Apogee Enterprises, Inc.	212	5,065
Cornerstone Building Brands, Inc.†	361	2,769
Griffon Corp.	355	7,611
JELD-WEN Holding, Inc.†	560	11,777
Masonite International Corp.†	201	17,688
PGT Innovations, Inc.†	470	7,792

		52,702

Building Products-Light Fixtures — 0.0%
LSI Industries, Inc.	211	1,443
Research Frontiers, Inc.†	219	567

		2,010

Building Products-Wood — 0.1%
Boise Cascade Co.	322	12,358
UFP Industries, Inc.	493	24,606

		36,964

Building-Heavy Construction — 0.9%
Aegion Corp.†	250	3,527
Arcosa, Inc.	400	18,468
Construction Partners, Inc., Class A†	217	4,422
Dycom Industries, Inc.†	253	16,430
Granite Construction, Inc.	386	7,454
Great Lakes Dredge & Dock Corp.†	20,596	212,757
MasTec, Inc.†	467	23,182
Primoris Services Corp.	396	7,472
Sterling Construction Co., Inc.†	228	3,352
Tutor Perini Corp.†	336	4,539

		301,603

Building-Maintenance & Services — 0.1%
ABM Industries, Inc.	553	19,200
BrightView Holdings, Inc.†	337	4,122

		23,322

42

SunAmerica Specialty Series — AIG Small-Cap Fund

PORTFOLIO OF INVESTMENTS — October 31, 2020 — (continued)

Security Description	Shares	Value (Note 3)

COMMON STOCKS (continued)
Building-Mobile Home/Manufactured Housing — 0.2%
Cavco Industries, Inc.†	76	$13,083
LCI Industries	203	22,261
Skyline Champion Corp.†	434	11,132
Winnebago Industries, Inc.	257	12,066

		58,542

Building-Residential/Commercial — 1.1%
Beazer Homes USA, Inc.†	235	2,862
Century Communities, Inc.†	5,283	205,192
Forestar Group, Inc.†	137	2,280
Green Brick Partners, Inc.†	196	3,506
Installed Building Products, Inc.†	188	17,021
KB Home	727	23,446
LGI Homes, Inc.†	184	19,666
M/I Homes, Inc.†	230	9,412
MDC Holdings, Inc.	419	18,235
Meritage Homes Corp.†	307	26,737
Taylor Morrison Home Corp.†	1,041	22,485
TRI Pointe Group, Inc.†	1,069	17,564

		368,406

Cable/Satellite TV — 0.1%
Liberty Latin America, Ltd., Class A†	381	3,734
Liberty Latin America, Ltd., Class C†	1,279	12,432
WideOpenWest, Inc.†	431	2,150

		18,316

Casino Hotels — 0.1%
Boyd Gaming Corp.	670	21,253
Century Casinos, Inc.†	223	1,050

		22,303

Casino Services — 0.2%
Accel Entertainment, Inc.†	366	3,514
Caesars Entertainment, Inc.†	1,368	61,314
Everi Holdings, Inc.†	677	5,829
Scientific Games Corp.†	471	15,015

		85,672

Cellular Telecom — 0.0%
Cambium Networks Corp.†	46	1,060

Chemicals-Diversified — 0.2%
Aceto Chemicals, Inc.†(1)	1	0
AdvanSix, Inc.†	226	3,440
Codexis, Inc.†	442	5,883
Innospec, Inc.	202	13,360
Koppers Holdings, Inc.†	170	3,813
Orion Engineered Carbons SA	497	7,291
Quaker Chemical Corp.	110	20,987
Stepan Co.	178	20,726

		75,500

Chemicals-Fibers — 0.0%
Rayonier Advanced Materials, Inc.†	511	1,753

Chemicals-Other — 0.0%
American Vanguard Corp.	238	3,075

Chemicals-Specialty — 0.5%
AgroFresh Solutions, Inc.†	253	521

Chemicals-Specialty (continued)
Amyris, Inc.†	879	2,198
Balchem Corp.	265	26,487
Ferro Corp.†	675	8,680
GCP Applied Technologies, Inc.†	403	8,789
H.B. Fuller Co.	424	19,186
Hawkins, Inc.	80	3,737
Ingevity Corp.†	342	18,769
Kraton Corp.†	257	7,273
Minerals Technologies, Inc.	281	15,368
Oil-Dri Corp. of America	42	1,435
PQ Group Holdings, Inc.†	316	3,653
Rogers Corp.†	154	18,668
Sensient Technologies Corp.	350	22,900
Tronox Holdings PLC, Class A	738	7,210

		164,874

Circuit Boards — 0.0%
TTM Technologies, Inc.†	824	9,781

Coal — 0.0%
Arch Resources, Inc., Class A	125	3,819
CONSOL Energy, Inc.†	214	811
NACCO Industries, Inc., Class A	31	604
Peabody Energy Corp.	517	667
SunCoke Energy, Inc.	685	2,391
Warrior Met Coal, Inc.	424	6,360

		14,652

Coatings/Paint — 0.0%
Kronos Worldwide, Inc.	184	2,451

Coffee — 0.0%
Farmer Brothers Co.†	132	458

Commercial Services — 0.7%
Collectors Universe, Inc.	75	4,120
Emerald Holding, Inc.	202	529
HMS Holdings Corp.†	726	19,326
LiveRamp Holdings, Inc.†	529	34,962
Medifast, Inc.	93	13,065
National Research Corp.	111	5,750
PFSweb, Inc.†	25,788	159,886
Progyny, Inc.†	220	5,361
ServiceSource International, Inc.†	716	995
SP Plus Corp.†	190	3,502
Team, Inc.†	247	1,324
WW International, Inc.†	389	8,231

		257,051

Commercial Services-Finance — 0.2%
Cardtronics PLC, Class A†	297	5,290
Cass Information Systems, Inc.	117	4,589
CBIZ, Inc.†	420	9,521
EVERTEC, Inc.	496	16,507
Evo Payments, Inc., Class A†	336	7,079
Franchise Group, Inc.	180	4,126
Green Dot Corp., Class A†	420	22,394
GreenSky, Inc., Class A†	512	2,422
MoneyGram International, Inc.†	511	2,632
Priority Technology Holdings, Inc.†	63	182
Repay Holdings Corp.†	491	11,062

		85,804

43

SunAmerica Specialty Series — AIG Small-Cap Fund

PORTFOLIO OF INVESTMENTS — October 31, 2020 — (continued)

Security Description	Shares	Value (Note 3)

COMMON STOCKS (continued)
Communications Software — 0.1%
8x8, Inc.†	852	$14,723
Avaya Holdings Corp.†	682	11,730
SeaChange International, Inc.†	249	187
Smith Micro Software, Inc.†	282	1,162

		27,802

Computer Aided Design — 0.0%
Altair Engineering, Inc., Class A†	350	15,060

Computer Data Security — 0.3%
OneSpan, Inc.†	275	6,031
Ping Identity Holding Corp.†	302	8,362
Qualys, Inc.†	281	24,686
Rapid7, Inc.†	415	25,701
SecureWorks Corp., Class A†	74	770
Tenable Holdings, Inc.†	575	19,613
Varonis Systems, Inc.†	257	29,701

		114,864

Computer Services — 0.6%
Conduent, Inc.†	1,360	4,740
ExlService Holdings, Inc.†	277	20,980
Insight Enterprises, Inc.†	286	15,258
Mastech Digital, Inc.†	4,916	77,083
MAXIMUS, Inc.	504	34,060
PAE, Inc.†	487	3,857
Parsons Corp.†	186	5,863
Perspecta, Inc.	1,148	20,584
Rimini Street, Inc.†	185	586
StarTek, Inc.†	144	756
Sykes Enterprises, Inc.†	319	10,923
TTEC Holdings, Inc.	150	8,217
Unisys Corp.†	510	6,701
Virtusa Corp.†	240	12,072

		221,680

Computer Software — 2.0%
Avid Technology, Inc.†	30,664	285,789
Bandwidth, Inc., Class A†	158	25,336
Box, Inc., Class A†	1,144	17,732
Cloudera, Inc.†	1,689	16,417
Cornerstone OnDemand, Inc.†	500	18,995
Envestnet, Inc.†	438	33,612
J2 Global, Inc.†	373	25,319
Red Violet, Inc.†	56	1,165
Simulations Plus, Inc.	116	7,519
Upland Software, Inc.†	5,303	221,241
Veritone, Inc.†	193	1,810
Verra Mobility Corp.†	1,103	10,600
Xperi Holding Corp.	885	10,974
Yext, Inc.†	834	13,828
Zuora, Inc., Class A†	828	7,965

		698,302

Computers-Integrated Systems — 0.1%
Cubic Corp.	259	15,310
Diebold Nixdorf, Inc.†	579	3,607
MTS Systems Corp.	159	3,861
NetScout Systems, Inc.†	573	11,758

Computers-Integrated Systems (continued)
PAR Technology Corp.†	133	4,917
Super Micro Computer, Inc.†	370	8,406

		47,859

Computers-Memory Devices — 0.0%
Quantum Corp.†	241	1,007

Computers-Other — 0.0%
3D Systems Corp.†	973	5,536
ExOne Co.†	95	955
PlayAGS, Inc.†	219	591

		7,082

Computers-Periphery Equipment — 0.3%
iCAD, Inc.†	9,552	93,228
Mitek Systems, Inc.†	330	4,108

		97,336

Computers-Voice Recognition — 0.0%
Vocera Communications, Inc.†	265	8,687

Consulting Services — 0.2%
Acacia Research Corp.†	392	1,235
CRA International, Inc.	62	2,539
Forrester Research, Inc.†	90	3,325
Franklin Covey Co.†	103	1,743
GP Strategies Corp.†	108	1,042
Hackett Group, Inc.	206	2,662
Huron Consulting Group, Inc.†	187	7,080
ICF International, Inc.	150	9,808
Information Services Group, Inc.†	296	607
Kelly Services, Inc., Class A	277	4,814
R1 RCM, Inc.†	881	15,787
Vectrus, Inc.†	94	3,715

		54,357

Consumer Products-Misc. — 0.2%
Central Garden & Pet Co.†	80	3,117
Central Garden & Pet Co., Class A†	326	11,537
Helen of Troy, Ltd.†	209	39,626
Quanex Building Products Corp.	271	4,932
WD-40 Co.	112	27,259

		86,471

Containers-Metal/Glass — 0.1%
Greif, Inc., Class A	212	8,605
Greif, Inc., Class B	49	2,119
O-I Glass, Inc.	1,292	12,184

		22,908

Containers-Paper/Plastic — 0.0%
Matthews International Corp., Class A	251	5,479
TriMas Corp.†	357	8,686
UFP Technologies, Inc.†	57	2,113

		16,278

Cosmetics & Toiletries — 0.4%
e.l.f. Beauty, Inc.†	5,403	109,519
Edgewell Personal Care Co.†	449	11,773
Inter Parfums, Inc.	147	6,036

44

SunAmerica Specialty Series — AIG Small-Cap Fund

PORTFOLIO OF INVESTMENTS — October 31, 2020 — (continued)

Security Description	Shares	Value (Note 3)

COMMON STOCKS (continued)
Cosmetics & Toiletries (continued)
Revlon, Inc., Class A†	57	$233

		127,561

Cruise Lines — 0.0%
Lindblad Expeditions Holdings, Inc.†	212	1,764

Data Processing/Management — 0.1%
Bottomline Technologies DE, Inc.†	357	14,180
CommVault Systems, Inc.†	345	13,658
CSG Systems International, Inc.	270	10,228

		38,066

Dental Supplies & Equipment — 0.1%
Patterson Cos., Inc.	699	17,388

Diagnostic Equipment — 1.0%
Accelerate Diagnostics, Inc.†	256	2,412
BioTelemetry, Inc.†	3,944	167,936
GenMark Diagnostics, Inc.†	574	7,014
Nymox Pharmaceutical Corp.†	345	662
Quanterix Corp.†	4,769	174,593
Quotient, Ltd.†	475	2,242

		354,859

Diagnostic Kits — 1.3%
Aspira Women’s Health, Inc.†	654	2,465
Chembio Diagnostics, Inc.†	21,166	100,327
Co-Diagnostics, Inc.†	219	2,937
Meridian Bioscience, Inc.†	17,109	293,419
Natera, Inc.†	584	39,280
OraSure Technologies, Inc.†	586	8,755

		447,183

Dialysis Centers — 0.0%
American Renal Associates Holdings, Inc.†	118	1,356

Direct Marketing — 0.0%
Quotient Technology, Inc.†	708	6,301

Disposable Medical Products — 0.7%
BioLife Solutions, Inc.†	7,328	210,387
CONMED Corp.	224	17,465
Merit Medical Systems, Inc.†	447	22,372
Utah Medical Products, Inc.	28	2,324

		252,548

Distribution/Wholesale — 0.5%
A-Mark Precious Metals, Inc.	40	1,243
Avient Corp.	754	23,427
Core-Mark Holding Co., Inc.	368	10,065
EVI Industries, Inc.†	40	1,168
Fossil Group, Inc.†	387	2,210
G-III Apparel Group, Ltd.†	363	4,893
H&E Equipment Services, Inc.	264	5,555
KAR Auction Services, Inc.	1,065	15,506
Resideo Technologies, Inc.†	1,022	10,302
ScanSource, Inc.†	209	4,201
SiteOne Landscape Supply, Inc.†	362	43,255
Systemax, Inc.	102	2,900
Titan Machinery, Inc.†	157	2,354
Triton International, Ltd.	499	18,403

Distribution/Wholesale (continued)
Veritiv Corp.†	106	1,526
VSE Corp.	73	2,114
WESCO International, Inc.†	405	16,702

		165,824

Diversified Manufacturing Operations — 0.2%
Chase Corp.	61	5,805
Enerpac Tool Group Corp.	447	7,970
EnPro Industries, Inc.	171	10,092
Fabrinet†	303	18,186
Federal Signal Corp.	493	14,139
NL Industries, Inc.	69	286

		56,478

Diversified Minerals — 0.0%
Caledonia Mining Corp. PLC	92	1,502
Livent Corp.†	1,210	13,008
United States Lime & Minerals, Inc.	17	1,576

		16,086

Diversified Operations — 0.0%
Professional Holding Corp., Class A†	94	1,281

Diversified Operations/Commercial Services — 0.0%
Viad Corp.	166	3,320

Drug Delivery Systems — 0.5%
Antares Pharma, Inc.†	1,355	3,699
BioDelivery Sciences International, Inc.†	49,621	156,802
Heron Therapeutics, Inc.†	723	11,792
Revance Therapeutics, Inc.†	519	13,432

		185,725

E-Commerce/Products — 0.7%
1-800-Flowers.com, Inc., Class A†	205	4,065
CarParts.com, Inc.†	174	2,208
Lands’ End, Inc.†	96	1,541
Liquidity Services, Inc.†	229	1,953
Overstock.com, Inc.†	3,622	203,194
RealReal, Inc.†	514	6,471
Stitch Fix, Inc., Class A†	464	15,976

		235,408

E-Commerce/Services — 1.6%
Cargurus, Inc.†	712	14,190
Cars.com, Inc.†	556	4,109
ChannelAdvisor Corp.†	17,767	287,825
Eventbrite, Inc., Class A†	524	4,836
EverQuote, Inc., Class A†	116	3,885
Groupon, Inc.†	192	3,723
Shutterstock, Inc.	180	11,781
Stamps.com, Inc.†	140	31,254
TrueCar, Inc.†	874	3,811
Upwork, Inc.†	10,589	195,367

		560,781

E-Marketing/Info — 0.6%
comScore, Inc.†	489	976
Magnite, Inc.†	873	7,883
QuinStreet, Inc.†	13,020	208,385

		217,244

45

SunAmerica Specialty Series — AIG Small-Cap Fund

PORTFOLIO OF INVESTMENTS — October 31, 2020 — (continued)

Security Description	Shares	Value (Note 3)

COMMON STOCKS (continued)
E-Services/Consulting — 0.8%
Perficient, Inc.†	6,990	$273,728

Electric Products-Misc. — 0.1%
Graham Corp.	80	1,056
nLight, Inc.†	287	6,096
Novanta, Inc.†	282	30,659
Ultralife Corp.†	75	387

		38,198

Electric-Distribution — 0.0%
Genie Energy, Ltd., Class B	109	904
Spark Energy, Inc., Class A	99	903
Unitil Corp.	122	4,215

		6,022

Electric-Generation — 0.2%
Atlantic Power Corp.†	717	1,427
Brookfield Renewable Corp., Class A	564	37,658
Ormat Technologies, Inc.	330	23,387

		62,472

Electric-Integrated — 0.6%
ALLETE, Inc.	430	22,179
Ameresco, Inc., Class A†	201	7,716
Avista Corp.	555	18,437
Black Hills Corp.	519	29,407
Evoqua Water Technologies Corp.†	753	17,266
MGE Energy, Inc.	301	19,571
NorthWestern Corp.	419	21,843
Otter Tail Corp.	334	12,809
PNM Resources, Inc.	655	32,750
Portland General Electric Co.	742	29,161

		211,139

Electronic Components-Misc. — 1.5%
Advanced Energy Industries, Inc.†	313	21,118
Applied Optoelectronics, Inc.†	178	1,563
Atkore International Group, Inc.†	390	8,069
Bel Fuse, Inc., Class B	83	972
Benchmark Electronics, Inc.	301	6,270
Comtech Telecommunications Corp.	200	2,880
IntriCon Corp.†	70	875
Kimball Electronics, Inc.†	198	2,400
Knowles Corp.†	19,163	273,073
NVE Corp.	39	1,799
OSI Systems, Inc.†	140	10,802
Plexus Corp.†	237	16,481
Sanmina Corp.†	554	13,540
SMART Global Holdings, Inc.†	117	3,087
SMTC Corp.†	44,299	154,603
Transcat, Inc.†	57	1,762
Vishay Intertechnology, Inc.	1,096	17,777
Vishay Precision Group, Inc.†	102	2,437

		539,508

Electronic Components-Semiconductors — 0.7%
Alpha & Omega Semiconductor, Ltd.†	169	2,680
Ambarella, Inc.†	273	14,925
Amkor Technology, Inc.†	823	9,753

Electronic Components-Semiconductors (continued)
Atomera, Inc.†	132	1,076
AXT, Inc.†	322	1,916
CEVA, Inc.†	179	7,217
CTS Corp.	263	7,269
Diodes, Inc.†	349	20,183
DSP Group, Inc.†	183	2,410
GSI Technology, Inc.†	136	831
Impinj, Inc.†	139	3,546
Intellicheck, Inc.†	148	1,071
Lattice Semiconductor Corp.†	1,109	38,704
MACOM Technology Solutions Holdings, Inc.†	388	14,162
Photronics, Inc.†	521	5,080
Pixelworks, Inc.†	322	715
Rambus, Inc.†	935	12,894
Semtech Corp.†	532	29,201
Silicon Laboratories, Inc.†	357	36,578
SiTime Corp.†	75	6,262
Synaptics, Inc.†	281	21,544

		238,017

Electronic Measurement Instruments — 1.6%
Badger Meter, Inc.	240	17,602
CyberOptics Corp.†	59	1,359
FARO Technologies, Inc.†	146	8,795
Fitbit, Inc., Class A†	2,006	14,122
Itron, Inc.†	331	22,492
Luna Innovations, Inc.†	36,969	233,274
Mesa Laboratories, Inc.	968	253,045
Stoneridge, Inc.†	214	4,886

		555,575

Electronic Security Devices — 0.1%
Alarm.com Holdings, Inc.†	392	22,865
API Group Corp.†*	1,155	16,620
Napco Security Technologies, Inc.†	96	2,316
Wrap Technologies, Inc.†	94	486

		42,287

Energy-Alternate Sources — 1.0%
Clean Energy Fuels Corp.†	1,072	2,658
FuelCell Energy, Inc.†	1,755	3,510
FutureFuel Corp.	213	2,533
Green Plains, Inc.†	282	4,258
Maxeon Solar Technologies, Ltd.†	79	1,280
Plug Power, Inc.†	2,811	39,354
Renewable Energy Group, Inc.†	315	17,766
REX American Resources Corp.†	46	3,344
Sunnova Energy International, Inc.†	438	10,538
SunPower Corp.†	631	10,090
Sunrun, Inc.†	1,203	62,580
TPI Composites, Inc.†	5,939	196,700

		354,611

Engineering/R&D Services — 0.2%
Exponent, Inc.	423	29,437
Fluor Corp.	1,162	13,189
Iteris, Inc.†	332	1,252
KBR, Inc.	1,174	26,168
Mistras Group, Inc.†	149	554

		70,600

46

SunAmerica Specialty Series — AIG Small-Cap Fund

PORTFOLIO OF INVESTMENTS — October 31, 2020 — (continued)

Security Description	Shares	Value (Note 3)

COMMON STOCKS (continued)
Enterprise Software/Service — 1.8%
ACI Worldwide, Inc.†	944	$27,536
Akerna Corp.†	74	176
American Software, Inc., Class A	16,800	246,624
Appian Corp.†	293	18,547
Asure Software, Inc.†	111	785
Benefitfocus, Inc.†	239	2,455
Blackbaud, Inc.	408	20,131
Blackline, Inc.†	414	40,440
Cardlytics, Inc.†	216	15,945
Daily Journal Corp.†	9	2,441
Domo, Inc., Class B†	210	6,672
Donnelley Financial Solutions, Inc.†	248	3,132
eGain Corp.†	172	2,726
Evolent Health, Inc., Class A†	623	6,193
Intelligent Systems Corp.†	62	2,351
LivePerson, Inc.†	509	27,211
ManTech International Corp., Class A	224	14,533
MicroStrategy, Inc., Class A†	64	10,692
MobileIron, Inc.†	804	5,660
Omnicell, Inc.†	350	30,292
Progress Software Corp.	370	13,457
PROS Holdings, Inc.†	324	9,127
QAD, Inc., Class A	95	3,975
SailPoint Technologies Holding, Inc.†	726	30,136
Sapiens International Corp. NV	211	5,724
SPS Commerce, Inc.†	290	24,821
SVMK, Inc.†	999	20,909
Verint Systems, Inc.†	528	25,619
Workiva, Inc.†	322	17,810

		636,120

Entertainment Software — 0.6%
Glu Mobile, Inc.†	30,792	220,471

Environmental Consulting & Engineering — 0.1%
Montrose Environmental Group Inc†	90	2,433
Tetra Tech, Inc.	444	44,804

		47,237

Filtration/Separation Products — 0.1%
ESCO Technologies, Inc.	211	17,659

Finance-Commercial — 0.1%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	598	25,026
Marlin Business Services Corp.	69	504
MMA Capital Holdings, Inc.†	39	978
NewStar Financial, Inc. CVR†(1)	360	194

		26,702

Finance-Consumer Loans — 1.1%
Curo Group Holdings Corp.	151	1,131
Encore Capital Group, Inc.†	5,696	181,873
Enova International, Inc.†	285	4,375
EZCORP, Inc., Class A†	395	1,762
International Money Express, Inc.†	11,286	156,988
LendingClub Corp.†	582	2,718
Navient Corp.	1,578	12,640
Nelnet, Inc., Class A	142	8,668

Finance-Consumer Loans (continued)
Paysign, Inc.†	254	1,209
PRA Group, Inc.†	372	12,696
Regional Management Corp.†	71	1,443
World Acceptance Corp.†	39	3,275

		388,778

Finance-Credit Card — 0.0%
Atlanticus Holdings Corp.†	42	481
I3 Verticals, Inc., Class A†	122	2,517

		2,998

Finance-Investment Banker/Broker — 1.5%
Amerant Bancorp, Inc.†	187	1,883
Arlington Asset Investment Corp., Class A	286	704
Cowen, Inc., Class A	10,340	221,896
Diamond Hill Investment Group, Inc.	26	3,560
Greenhill & Co., Inc.	117	1,513
Houlihan Lokey, Inc.	422	26,459
Moelis & Co., Class A	436	16,219
Oppenheimer Holdings, Inc., Class A	77	1,930
Piper Sandler Cos.	144	12,017
PJT Partners, Inc., Class A	3,542	239,652
Siebert Financial Corp.†	94	338
StoneX Group, Inc.†	135	7,152

		533,323

Finance-Leasing Companies — 0.1%
Aaron’s Holdings Co., Inc.	556	29,057

Finance-Mortgage Loan/Banker — 0.1%
Federal Agricultural Mtg. Corp., Class C	75	4,844
Mr. Cooper Group, Inc.†	631	13,302
Oportun Financial Corp.†	160	2,128
PennyMac Financial Services, Inc.	350	17,787

		38,061

Finance-Other Services — 0.0%
BGC Partners, Inc., Class A	2,513	7,413
SWK Holdings Corp.†	29	419

		7,832

Financial Guarantee Insurance — 0.1%
MBIA, Inc.†	438	2,501
NMI Holdings, Inc., Class A†	678	14,570
Radian Group, Inc.	1,579	28,343

		45,414

Firearms & Ammunition — 0.7%
American Outdoor Brands, Inc.†	112	1,695
Smith & Wesson Brands, Inc.	450	7,465
Sturm Ruger & Co., Inc.	3,393	226,856

		236,016

Food-Baking — 0.0%
Hostess Brands, Inc.†	1,009	12,754

Food-Canned — 0.0%
Landec Corp.†	214	2,056
Seneca Foods Corp., Class A†	54	1,990

		4,046

47

SunAmerica Specialty Series — AIG Small-Cap Fund

PORTFOLIO OF INVESTMENTS — October 31, 2020 — (continued)

Security Description	Shares	Value (Note 3)

COMMON STOCKS (continued)
Food-Catering — 0.0%
Healthcare Services Group, Inc.	616	$14,094

Food-Confectionery — 0.0%
Tootsie Roll Industries, Inc.	133	3,974

Food-Meat Products — 0.0%
Nathan’s Famous, Inc.	23	1,167

Food-Misc./Diversified — 1.3%
B&G Foods, Inc.	526	13,971
BellRing Brands, Inc., Class A†	10,155	185,735
Bridgford Foods Corp.†	14	255
Cal-Maine Foods, Inc.†	258	9,894
J&J Snack Foods Corp.	123	16,675
John B. Sanfilippo & Son, Inc.	2,677	194,778
Lancaster Colony Corp.	156	25,918
Simply Good Foods Co.†	702	13,198

		460,424

Food-Retail — 0.0%
Ingles Markets, Inc., Class A	118	4,232
Natural Grocers by Vitamin Cottage, Inc.	75	798
Village Super Market, Inc., Class A	71	1,608
Weis Markets, Inc.	79	3,587

		10,225

Food-Wholesale/Distribution — 0.8%
Calavo Growers, Inc.	3,489	234,217
Chefs’ Warehouse, Inc.†	249	3,366
HF Foods Group, Inc.†	293	1,931
Performance Food Group Co.†	1,080	36,299
SpartanNash Co.	293	5,394
United Natural Foods, Inc.†	450	6,556

		287,763

Footwear & Related Apparel — 0.2%
Crocs, Inc.†	551	28,834
Rocky Brands, Inc.	57	1,533
Steven Madden, Ltd.	679	16,303
Weyco Group, Inc.	50	792
Wolverine World Wide, Inc.	658	17,549

		65,011

Funeral Services & Related Items — 0.0%
Carriage Services, Inc.	136	3,510

Gambling (Non-Hotel) — 0.7%
Golden Entertainment, Inc.†	138	1,775
International Game Technology PLC	820	6,732
Monarch Casino & Resort, Inc.†	5,186	225,021
Red Rock Resorts, Inc., Class A	543	10,382
Twin River Worldwide Holdings, Inc.	148	3,592

		247,502

Gas-Distribution — 0.4%
Chesapeake Utilities Corp.	133	12,929
New Jersey Resources Corp.	786	22,935
Northwest Natural Holding Co.	251	11,154
ONE Gas, Inc.	432	29,825
RGC Resources, Inc.	63	1,499
South Jersey Industries, Inc.	832	16,033

Gas-Distribution (continued)
Southwest Gas Holdings, Inc.	462	30,363
Spire, Inc.	414	23,201

		147,939

Gas-Transportation — 0.0%
Brookfield Infrastructure Corp., Class A	268	14,598

Gold Mining — 0.1%
Gold Resource Corp.	539	1,477
Novagold Resources, Inc.†	1,960	20,305

		21,782

Golf — 0.1%
Acushnet Holdings Corp.	282	9,625
Callaway Golf Co.	770	11,927

		21,552

Hazardous Waste Disposal — 0.4%
Heritage-Crystal Clean, Inc.†	125	2,060
Sharps Compliance Corp.†	20,565	122,568
US Ecology, Inc.	260	7,935

		132,563

Health Care Cost Containment — 0.1%
CorVel Corp.†	73	6,659
HealthEquity, Inc.†	621	31,975

		38,634

Healthcare Safety Devices — 0.0%
Alpha Pro Tech, Ltd.†	101	1,433
Retractable Technologies, Inc.†	109	800

		2,233

Home Furnishings — 0.1%
Casper Sleep, Inc.†	209	1,386
Ethan Allen Interiors, Inc.	187	3,001
Hooker Furniture Corp.	96	2,640
Purple Innovation, Inc.†	183	5,192
Sleep Number Corp.†	223	14,129

		26,348

Hotels/Motels — 0.1%
Bluegreen Vacations Corp.	43	209
Bluegreen Vacations Holding Corp.	103	840
Hilton Grand Vacations, Inc.†	702	14,461
Marcus Corp.	185	1,356
Target Hospitality Corp.†	244	212

		17,078

Housewares — 0.0%
Lifetime Brands, Inc.	100	1,005
Tupperware Brands Corp.†	404	12,815

		13,820

Human Resources — 1.1%
AMN Healthcare Services, Inc.†	385	25,133
ASGN, Inc.†	420	28,006
Barrett Business Services, Inc.	63	3,733
BG Staffing, Inc.	76	606
Cross Country Healthcare, Inc.†	295	2,316
Heidrick & Struggles International, Inc.	158	3,610

48

SunAmerica Specialty Series — AIG Small-Cap Fund

PORTFOLIO OF INVESTMENTS — October 31, 2020 — (continued)

Security Description	Shares	Value (Note 3)

COMMON STOCKS (continued)
Human Resources (continued)
Insperity, Inc.	299	$22,897
Kforce, Inc.	6,802	236,029
Korn Ferry	462	13,948
Resources Connection, Inc.	252	2,707
TriNet Group, Inc.†	340	23,433
TrueBlue, Inc.†	295	4,578
Willdan Group, Inc.†	85	2,224

		369,220

Identification Systems — 0.1%
Brady Corp., Class A	389	14,673
Digimarc Corp.†	99	3,137

		17,810

Independent Power Producers — 0.1%
Clearway Energy, Inc., Class A	288	7,548
Clearway Energy, Inc., Class C	668	18,811

		26,359

Industrial Audio & Video Products — 0.6%
Akoustis Technologies, Inc.†	256	2,122
GoPro, Inc., Class A†	1,066	6,332
Turtle Beach Corp.†	10,532	189,787

		198,241

Industrial Automated/Robotic — 0.6%
Ichor Holdings, Ltd.†	8,850	205,851

Instruments-Controls — 0.1%
Allied Motion Technologies, Inc.	60	2,267
Watts Water Technologies, Inc., Class A	226	25,034

		27,301

Instruments-Scientific — 0.0%
Fluidigm Corp.†	582	3,341

Insurance Brokers — 0.1%
BRP Group, Inc., Class A†	278	7,089
Crawford & Co., Class A	134	858
eHealth, Inc.†	210	14,093
Goosehead Insurance, Inc., Class A	106	12,989
Selectquote, Inc.†	262	4,512
Trean Insurance Group, Inc.†	99	1,074

		40,615

Insurance-Life/Health — 0.2%
American Equity Investment Life Holding Co.	748	18,565
CNO Financial Group, Inc.	1,166	20,697
FBL Financial Group, Inc., Class A	79	3,926
GWG Holdings, Inc.†	26	195
Independence Holding Co.	38	1,437
National Western Life Group, Inc., Class A	21	3,562
Security National Financial Corp., Class A†	79	521
Trupanion, Inc.†	245	17,527

		66,430

Insurance-Multi-line — 0.1%
Citizens, Inc.†	409	2,360
Genworth Financial, Inc., Class A†	4,160	16,349
Vericity, Inc.	15	158

		18,867

Insurance-Property/Casualty — 1.4%
Ambac Financial Group, Inc.†	374	$4,593
AMERISAFE, Inc.	158	9,319
Donegal Group, Inc., Class A	90	1,306
Employers Holdings, Inc.	237	7,586
Enstar Group, Ltd.†	99	17,015
FedNat Holding Co.	102	523
HCI Group, Inc.	50	2,349
Heritage Insurance Holdings, Inc.	207	1,954
Horace Mann Educators Corp.	342	11,597
Investors Title Co.	11	1,469
James River Group Holdings, Ltd.	5,915	276,408
Kinsale Capital Group, Inc.	174	32,620
National General Holdings Corp.	562	19,091
NI Holdings, Inc.†	75	1,253
Palomar Holdings, Inc.†	167	14,891
ProAssurance Corp.	442	6,820
ProSight Global, Inc.†	77	911
Protective Insurance Corp., Class B	74	973
RLI Corp.	326	28,264
Safety Insurance Group, Inc.	119	8,330
Selective Insurance Group, Inc.	488	25,405
State Auto Financial Corp.	145	1,789
Stewart Information Services Corp.	217	9,199
Tiptree, Inc.	202	984
United Fire Group, Inc.	173	3,554
United Insurance Holdings Corp.	168	738
Universal Insurance Holdings, Inc.	228	2,843
Watford Holdings, Ltd.†	141	5,076

		496,860

Insurance-Reinsurance — 0.2%
Argo Group International Holdings, Ltd.	268	9,562
Essent Group, Ltd.	909	36,224
Greenlight Capital Re, Ltd., Class A†	229	1,546
Third Point Reinsurance, Ltd.†	664	5,166

		52,498

Internet Application Software — 0.0%
Tucows, Inc., Class A†	77	5,682
VirnetX Holding Corp.	522	2,892

		8,574

Internet Connectivity Services — 0.1%
Boingo Wireless, Inc.†	361	3,372
Cogent Communications Holdings, Inc.	350	19,530

		22,902

Internet Content-Entertainment — 0.3%
Limelight Networks, Inc.†	34,143	120,525

Internet Content-Information/News — 0.1%
DHI Group, Inc.†	401	678
HealthStream, Inc.†	213	3,898
LiveXLive Media, Inc.†	379	762
TechTarget, Inc.†	192	8,409
Yelp, Inc.†	587	11,546

		25,293

Internet Gambling — 0.0%
GAN, Ltd.†	61	867

49

SunAmerica Specialty Series — AIG Small-Cap Fund

PORTFOLIO OF INVESTMENTS — October 31, 2020 — (continued)

Security Description	Shares	Value (Note 3)

COMMON STOCKS (continued)
Internet Security — 0.1%
Mimecast, Ltd.†	471	$17,997
Zix Corp.†	451	2,765

		20,762

Investment Companies — 0.0%
BBX Capital, Inc.†	103	355
Grid Dynamics Holdings, Inc.†	179	1,396
PDL Community Bancorp†	62	564
Rafael Holdings, Inc., Class B†	76	1,247

		3,562

Investment Management/Advisor Services — 1.0%
Altisource Portfolio Solutions SA†	38	423
Artisan Partners Asset Management, Inc., Class A	453	18,147
AssetMark Financial Holdings, Inc.†	135	2,855
Associated Capital Group, Inc., Class A	15	481
B. Riley Financial, Inc.	156	4,093
Blucora, Inc.†	397	3,950
Boston Private Financial Holdings, Inc.	676	4,178
BrightSphere Investment Group, Inc.	506	6,983
Cohen & Steers, Inc.	202	11,375
Columbia Financial, Inc.†	406	4,949
Federated Hermes, Inc.	796	19,024
First Western Financial, Inc.†	52	738
Focus Financial Partners, Inc., Class A†	259	9,456
GAMCO Investors, Inc., Class A	45	553
Hamilton Lane, Inc., Class A	248	17,286
Pzena Investment Management, Inc., Class A	140	727
Sculptor Capital Management, Inc.	152	1,648
Silvercrest Asset Management Group, Inc., Class A	17,226	194,482
Stifel Financial Corp.	550	32,153
Virtus Investment Partners, Inc.	61	9,733
Waddell & Reed Financial, Inc., Class A	531	8,151
Westwood Holdings Group, Inc.	64	618
WisdomTree Investments, Inc.	1,148	4,179

		356,182

Lasers-System/Components — 0.1%
II-VI, Inc.†	831	37,786
LENSAR, Inc.†	69	673

		38,459

Leisure Products — 0.6%
Escalade, Inc.	85	1,582
Johnson Outdoors, Inc., Class A	2,472	215,880

		217,462

Lighting Products & Systems — 0.4%
Orion Energy Systems ,Inc.†	19,540	125,447

Linen Supply & Related Items — 0.1%
UniFirst Corp.	124	20,312

Machine Tools & Related Products — 0.1%
Hurco Cos., Inc.	51	1,522
Kennametal, Inc.	685	21,235
Luxfer Holdings PLC	238	2,956

		25,713

Machinery-Construction & Mining — 0.1%
Astec Industries, Inc.	185	$9,398
Hyster-Yale Materials Handling, Inc.	82	3,477
Manitowoc Co, Inc.†	280	2,108
Terex Corp.	555	13,703

		28,686

Machinery-Electrical — 0.1%
Argan, Inc.	122	5,025
Bloom Energy Corp., Class A†	731	9,240
Franklin Electric Co., Inc.	380	22,697

		36,962

Machinery-Farming — 0.1%
Alamo Group, Inc.	82	9,867
Lindsay Corp.	89	9,372

		19,239

Machinery-General Industrial — 0.3%
Albany International Corp., Class A	254	12,939
Altra Industrial Motion Corp.	532	22,748
Applied Industrial Technologies, Inc.	319	19,475
Chart Industries, Inc.†	298	25,166
DXP Enterprises, Inc.†	135	2,111
Gencor Industries, Inc.†	75	867
Intevac, Inc.†	191	1,009
Kadant, Inc.	94	10,821
Ranpak Holdings Corp.†	239	2,039
Tennant Co.	151	9,003
Welbilt, Inc.†	1,075	6,536

		112,714

Machinery-Material Handling — 0.0%
Columbus McKinnon Corp.	191	6,473

Machinery-Print Trade — 0.0%
Eastman Kodak Co.†	127	879

Machinery-Pumps — 0.2%
Cactus, Inc., Class A	392	6,664
CIRCOR International, Inc.†	165	4,604
CSW Industrials, Inc.	113	9,665
Gorman-Rupp Co.	145	4,502
Mueller Water Products, Inc., Class A	1,293	13,395
NN, Inc.†	346	1,855
SPX FLOW, Inc.†	351	14,865

		55,550

Medical Imaging Systems — 0.0%
Lantheus Holdings, Inc.†	547	5,940

Medical Information Systems — 0.7%
1Life Healthcare, Inc.†	648	18,280
Allscripts Healthcare Solutions, Inc.†	1,334	13,447
Computer Programs & Systems, Inc.	106	2,956
Health Catalyst, Inc.†	277	9,551
Inovalon Holdings, Inc., Class A†	608	11,546
MTBC, Inc.†	23,174	177,745
NantHealth, Inc.†	222	446
NextGen Healthcare, Inc.†	460	6,256
Ontrak, Inc.†	66	4,042
Schrodinger, Inc.†	241	11,756

50

SunAmerica Specialty Series — AIG Small-Cap Fund

PORTFOLIO OF INVESTMENTS — October 31, 2020 — (continued)

Security Description	Shares	Value (Note 3)

COMMON STOCKS (continued)
Medical Information Systems (continued)
Tabula Rasa HealthCare, Inc.†	169	$5,837

		261,862

Medical Instruments — 0.2%
AngioDynamics, Inc.†	302	3,123
Apyx Medical Corp.†	276	1,662
Cantel Medical Corp.	313	14,974
Milestone Scientific, Inc.†	348	536
Misonix Opco, Inc.†	99	1,125
Natus Medical, Inc.†	277	5,044
NuVasive, Inc.†	424	18,838
Silk Road Medical, Inc.†	222	13,453
Stereotaxis, Inc.†	364	1,150

		59,905

Medical Labs & Testing Services — 1.5%
Avalon GloboCare Corp.†	163	183
Cellular Biomedicine Group, Inc.†	102	1,837
Dyadic International, Inc.†	159	1,135
Fulgent Genetics, Inc.†	3,829	124,557
Invitae Corp.†	952	37,328
Liquidia Technologies, Inc.†	223	1,030
MEDNAX, Inc.†	615	7,841
Medpace Holdings, Inc.†	225	24,961
OPKO Health, Inc.†	3,280	11,546
Personalis, Inc.†	6,571	162,501
Progenity, Inc.†	29	145
SI-BONE, Inc.†	209	4,383
Vapotherm, Inc.†	162	4,852
Viemed Healthcare, Inc.†	17,969	143,932

		526,231

Medical Laser Systems — 0.8%
Cutera, Inc.†	14,071	266,364

Medical Products — 2.8%
Accuray, Inc.†	738	2,148
Acutus Medical, Inc.†	81	1,852
Alphatec Holdings, Inc.†	372	3,177
AtriCure, Inc.†	361	12,476
Atrion Corp.	12	7,214
Avanos Medical, Inc.†	393	13,892
AxoGen, Inc.†	300	3,783
Axonics Modulation Technologies, Inc.†	249	11,676
Bellerophon Therapeutics, Inc.†	37	312
BioSig Technologies, Inc.†	198	626
Cardiovascular Systems, Inc.†	319	11,372
Castle Biosciences, Inc.†	4,007	186,045
Cerus Corp.†	1,354	7,108
CryoLife, Inc.†	304	5,095
CytoSorbents Corp.†	339	2,593
Electromed, Inc.†	11,177	92,881
FONAR Corp.†	52	1,021
Glaukos Corp.†	352	19,684
Hanger, Inc.†	305	5,328
Inari Medical, Inc.†	63	4,171
InfuSystem Holdings, Inc.†	119	1,466
Inogen, Inc.†	152	4,440
Inspire Medical Systems, Inc.†	216	25,797

Medical Products (continued)
Integer Holdings Corp.†	270	15,781
Intersect ENT, Inc.†	268	4,154
Invacare Corp.	278	2,255
iRadimed Corp.†	49	1,110
iRhythm Technologies, Inc.†	226	47,788
LeMaitre Vascular, Inc.	137	4,450
LivaNova PLC†	403	20,287
Luminex Corp.	5,791	127,634
NanoString Technologies, Inc.†	312	11,435
Nemaura Medical, Inc.†	61	217
Nevro Corp.†	277	41,331
Orthofix Medical, Inc.†	154	4,814
OrthoPediatrics Corp.†	108	4,817
PAVmed, Inc.†	301	539
Pulse Biosciences, Inc.†	113	1,368
Repro-Med Systems, Inc.†	222	1,225
SeaSpine Holdings Corp.†	218	2,782
Shockwave Medical, Inc.†	235	16,055
Sientra, Inc.†	383	1,616
Soleno Therapeutics, Inc.†	491	854
Soliton, Inc.†	57	408
Surgalign Holdings, Inc.†	482	839
Surmodics, Inc.†	109	4,006
Tactile Systems Technology, Inc.†	151	5,524
Venus Concept, Inc.†	158	333
Wright Medical Group NV†	1,061	32,456
Zynex, Inc.†	15,245	195,288

		973,523

Medical-Biomedical/Gene — 6.7%
Abeona Therapeutics, Inc.†	498	533
ADMA Biologics, Inc.†	496	987
Adverum Biotechnologies, Inc.†	716	7,812
Affimed NV†	671	2,120
Agenus, Inc.†	28,365	104,667
Akero Therapeutics, Inc.†	112	2,974
Akouos, Inc.†	120	2,329
Albireo Pharma, Inc.†	110	3,472
Alder Biopharmaceuticals, Inc. CVR†(1)	708	623
Allakos, Inc.†	201	19,121
Allogene Therapeutics, Inc.†	445	15,094
ALX Oncology Holdings, Inc.†	79	3,121
AMAG Pharmaceuticals, Inc.†	254	3,485
Amicus Therapeutics, Inc.†	2,096	37,372
AnaptysBio, Inc.†	177	5,214
Anavex Life Sciences Corp.†	433	2,555
ANI Pharmaceuticals, Inc.†	78	1,988
Annexon, Inc.†	122	2,539
Apellis Pharmaceuticals, Inc.†	495	15,790
Applied Genetic Technologies Corp.†	201	1,037
Applied Molecular Transport, Inc.†	102	2,998
Applied Therapeutics, Inc.†	112	1,822
Aprea Therapeutics, Inc.†	59	1,287
Aptinyx, Inc.†	209	612
Aravive, Inc.†	100	463
Arbutus Biopharma Corp.†	25,796	72,745
Arcturus Therapeutics Holdings, Inc.†	132	7,139
Arcus Biosciences, Inc.†	348	7,586
Arcutis Biotherapeutics, Inc.†	149	2,655

51

SunAmerica Specialty Series — AIG Small-Cap Fund

PORTFOLIO OF INVESTMENTS — October 31, 2020 — (continued)

Security Description	Shares	Value (Note 3)

COMMON STOCKS (continued)
Medical-Biomedical/Gene (continued)
Ardelyx, Inc.†	602	$3,076
Arena Pharmaceuticals, Inc.†	479	41,060
Arrowhead Pharmaceuticals, Inc.†	828	47,444
Assembly Biosciences, Inc.†	253	3,729
Atara Biotherapeutics, Inc.†	597	7,707
Athersys, Inc.†	1,430	2,502
Atreca, Inc., Class A†	232	3,100
AVEO Pharmaceuticals, Inc.†	180	977
Avid Bioservices, Inc.†	465	3,371
Avidity Biosciences, Inc.†	138	3,413
Avrobio, Inc.†	258	3,684
Beam Therapeutics, Inc.†	291	9,943
BioCryst Pharmaceuticals, Inc.†	1,456	5,562
Biohaven Pharmaceutical Holding Co., Ltd.†	397	30,752
Black Diamond Therapeutics, Inc.†	149	4,695
Blueprint Medicines Corp.†	456	46,640
BrainStorm Cell Therapeutics, Inc.†	235	2,357
Bridgebio Pharma, Inc.†	600	23,028
Cabaletta Bio, Inc.†	106	1,226
Calithera Biosciences, Inc.†	542	1,919
Cara Therapeutics, Inc.†	339	4,495
CASI Pharmaceuticals, Inc.†	545	1,281
Catabasis Pharmaceuticals, Inc.†	159	213
CEL-SCI Corp.†	278	3,344
Centogene NV†	70	852
Cerecor, Inc.†	299	616
Champions Oncology, Inc.†	20,599	180,859
Checkmate Pharmaceuticals, Inc.†	42	483
ChemoCentryx, Inc.†	409	19,632
Chinook Therapeutics, Inc.†	109	1,346
ChromaDex Corp.†	336	1,515
Cohbar, Inc.†	214	196
Constellation Pharmaceuticals, Inc.†	253	4,964
ContraFect Corp.†	202	1,141
Cortexyme, Inc.†	130	6,223
Crinetics Pharmaceuticals, Inc.†	223	2,694
Cue Biopharma, Inc.†	237	2,640
Cymabay Therapeutics, Inc.†	571	4,751
CytomX Therapeutics, Inc.†	372	2,463
Deciphera Pharmaceuticals, Inc.†	308	17,886
Denali Therapeutics, Inc.†	518	22,160
DermTech, Inc.†	67	855
Dicerna Pharmaceuticals, Inc.†	536	11,251
Dynavax Technologies Corp.†	876	3,267
Editas Medicine, Inc.†	518	16,027
Eiger BioPharmaceuticals, Inc.†	227	2,016
Emergent BioSolutions, Inc.†	368	33,109
Enochian Biosciences, Inc.†	114	348
Enzo Biochem, Inc.†	366	666
Epizyme, Inc.†	735	9,085
Esperion Therapeutics, Inc.†	213	6,384
Evelo Biosciences, Inc.†	165	655
Evolus, Inc.†	180	545
Exagen, Inc.†	39	556
Exicure, Inc.†	489	733
Fate Therapeutics, Inc.†	591	26,240
FibroGen, Inc.†	695	26,674
Five Prime Therapeutics, Inc.†	221	1,008

Medical-Biomedical/Gene (continued)
Forma Therapeutics Holdings, Inc.†	133	5,735
Frequency Therapeutics, Inc.†	207	4,529
Galera Therapeutics, Inc.†	72	590
Generation Bio Co.†	101	2,610
Genprex, Inc.†	235	764
Geron Corp.†	2,369	4,122
GlycoMimetics, Inc.†	306	857
Gossamer Bio, Inc.†	467	3,876
Halozyme Therapeutics, Inc.†	1,120	31,360
Harvard Bioscience, Inc.†	316	1,068
Homology Medicines, Inc.†	280	2,960
iBio, Inc.†	476	828
IGM Biosciences, Inc.†	59	3,115
ImmunoGen, Inc.†	1,417	7,992
Immunovant, Inc.†	288	12,563
Innoviva, Inc.†	523	5,654
Inovio Pharmaceuticals, Inc.†	1,293	12,736
Inozyme Pharma Inc†	67	1,539
Insmed, Inc.†	835	27,505
Intercept Pharmaceuticals, Inc.†	214	5,947
iTeos Therapeutics, Inc.†	88	2,004
IVERIC bio, Inc.†	662	3,919
Kaleido Biosciences, Inc.†	96	587
Karuna Therapeutics, Inc.†	130	10,555
Karyopharm Therapeutics, Inc.†	578	8,566
Keros Therapeutics, Inc.†	57	3,169
Kezar Life Sciences, Inc.†	258	1,321
Kindred Biosciences, Inc.†	307	1,071
Kiniksa Pharmaceuticals, Ltd., Class A†	220	3,445
Kodiak Sciences, Inc.†	238	21,613
Krystal Biotech, Inc.†	111	4,772
Lexicon Pharmaceuticals, Inc.†	340	377
Ligand Pharmaceuticals, Inc.†	119	9,812
LogicBio Therapeutics, Inc.†	101	558
Lyra Therapeutics, Inc.†	34	364
MacroGenics, Inc.†	435	8,443
Magenta Therapeutics, Inc.†	171	1,079
Marker Therapeutics, Inc.†	243	330
MEI Pharma, Inc.†	852	2,215
MeiraGTx Holdings PLC†	169	2,160
Mersana Therapeutics, Inc.†	439	7,911
Mirati Therapeutics, Inc.†	309	67,096
Molecular Templates, Inc.†	218	1,927
Mustang Bio, Inc.†	236	629
Myriad Genetics, Inc.†	587	7,296
NantKwest, Inc.†	260	1,953
NeoGenomics, Inc.†	854	33,502
NextCure, Inc.†	136	1,314
NGM Biopharmaceuticals, Inc.†	197	3,416
Nkarta, Inc.†	134	3,847
Novavax, Inc.†	508	41,001
Nurix Therapeutics, Inc.†	92	2,327
Omeros Corp.†	487	4,938
Oncocyte Corp.†	519	768
Oncternal Therapeutics, Inc. CVR†(1)	7	14
Organogenesis Holdings, Inc.†	167	610
Orgenesis, Inc.†	149	675
Osmotica Pharmaceuticals PLC†	107	549
Ovid therapeutics, Inc.†	353	1,804

52

SunAmerica Specialty Series — AIG Small-Cap Fund

PORTFOLIO OF INVESTMENTS — October 31, 2020 — (continued)

Security Description	Shares	Value (Note 3)

COMMON STOCKS (continued)
Medical-Biomedical/Gene (continued)
Oyster Point Pharma, Inc.†	50	$991
Pacific Biosciences of California, Inc.†	1,376	18,039
Pandion Therapeutics, Inc.†	62	732
PDL BioPharma, Inc.†	918	1,974
Phathom Pharmaceuticals, Inc.†	89	3,503
Pieris Pharmaceuticals, Inc.†	409	1,027
Pliant Therapeutics, Inc.†	86	1,859
Poseida Therapeutics, Inc.†	111	1,278
Precigen, Inc.†	546	2,342
Precision BioSciences, Inc.†	383	2,417
Prevail Therapeutics, Inc.†	118	1,155
Protara Therapeutics, Inc.†	17	305
Prothena Corp. PLC†	254	2,771
Provention Bio, Inc.†	392	4,649
PTC Therapeutics, Inc.†	510	26,617
Puma Biotechnology, Inc.†	8,869	74,234
Radius Health, Inc.†	375	5,029
RAPT Therapeutics, Inc.†	90	2,587
REGENXBIO, Inc.†	281	8,082
Relay Therapeutics, Inc.†	265	9,789
Replimune Group, Inc.†	172	7,191
Retrophin, Inc.†	403	8,157
REVOLUTION Medicines, Inc.†	318	9,600
Rigel Pharmaceuticals, Inc.†	1,401	3,474
Rocket Pharmaceuticals, Inc.†	281	7,851
Rubius Therapeutics, Inc.†	296	1,252
Sangamo Therapeutics, Inc.†	949	9,813
Satsuma Pharmaceuticals, Inc.†	76	271
Savara, Inc.†	397	413
Scholar Rock Holding Corp.†	187	7,274
Selecta Biosciences, Inc.†	559	1,655
Solid Biosciences, Inc.†	204	667
Sorrento Therapeutics, Inc.†	17,135	118,917
SpringWorks Therapeutics, Inc.†	175	10,148
Stoke Therapeutics, Inc.†	101	3,877
Strongbridge Biopharma PLC†	293	571
Sutro Biopharma, Inc.†	214	2,752
Syndax Pharmaceuticals, Inc.†	222	3,865
TCR2 Therapeutics, Inc.†	209	4,111
Tela Bio, Inc.†	57	864
Theravance Biopharma, Inc.†	379	7,167
Tobira Therapeutics, Inc. CVR†(1)	104	0
Translate Bio, Inc.†	562	7,210
TransMedics Group, Inc.†	8,361	100,165
Turning Point Therapeutics, Inc.†	299	27,565
Twist Bioscience Corp.†	270	20,693
Tyme Technologies, Inc.†	558	484
Ultragenyx Pharmaceutical, Inc.†	474	47,637
UNITY Biotechnology, Inc.†	287	1,111
Vaxart, Inc.†	432	2,125
VBI Vaccines, Inc.†	1,416	3,328
Veracyte, Inc.†	472	16,360
Verastem, Inc.†	1,407	1,688
Vericel Corp.†	15,196	281,582
Veru, Inc.†	438	1,104
Viela Bio, Inc.†	178	5,680
Viking Therapeutics, Inc.†	541	3,046
Vir Biotechnology, Inc.†	442	13,896

Medical-Biomedical/Gene (continued)
VolitionRX, Ltd.†	225	668
VYNE Therapeutics, Inc.†	1,197	1,915
WaVe Life Sciences, Ltd.†	202	1,428
X4 Pharmaceuticals, Inc.†	133	763
XBiotech, Inc.†	118	2,019
Xencor, Inc.†	457	17,540
XOMA Corp.†	50	1,240
Y-mAbs Therapeutics, Inc.†	247	10,557
Zentalis Pharmaceuticals, Inc.†	95	3,761
ZIOPHARM Oncology, Inc.†	1,758	3,674

		2,356,294

Medical-Drugs — 2.2%
89bio, Inc.†	54	1,251
AcelRx Pharmaceuticals, Inc.†	660	1,129
Aduro Biotech Holding, Inc. CVR†(1)	109	0
Aeglea BioTherapeutics, Inc.†	346	2,657
Aerie Pharmaceuticals, Inc.†	302	3,204
Agile Therapeutics, Inc.†	560	1,523
Alector, Inc.†	382	3,595
Allovir, Inc.†	148	3,912
Amphastar Pharmaceuticals, Inc.†	300	5,877
Aquestive Therapeutics, Inc.†	164	794
Athenex, Inc.†	511	5,825
Avenue Therapeutics, Inc.†	55	173
Axcella Health, Inc.†	124	526
Aytu BioScience, Inc.†	189	180
Beyond Air, Inc.†	115	603
Beyondspring, Inc.†	121	1,784
BioSpecifics Technologies Corp.†	51	4,493
Bioxcel Therapeutics, Inc.†	97	4,432
Cassava Sciences, Inc.†	191	1,568
Catalyst Biosciences, Inc.†	182	997
Catalyst Pharmaceuticals, Inc.†	800	2,376
Checkpoint Therapeutics, Inc.†	372	815
Chiasma, Inc.†	413	1,549
Chimerix, Inc.†	399	1,065
Cidara Therapeutics, Inc.†	290	757
Clovis Oncology, Inc.†	684	3,372
Coherus Biosciences, Inc.†	14,167	236,164
Collegium Pharmaceutical, Inc.†	283	5,046
Concert Pharmaceuticals, Inc.†	236	2,435
Corbus Pharmaceuticals Holdings, Inc.†	616	579
Corcept Therapeutics, Inc.†	792	13,290
Cyclerion Therapeutics, Inc.†	183	428
Cytokinetics, Inc.†	547	8,407
Durect Corp.†	1,670	3,014
Eagle Pharmaceuticals, Inc.†	90	4,187
Eloxx Pharmaceuticals, Inc.†	220	557
Enanta Pharmaceuticals, Inc.†	157	6,850
Eton Pharmaceuticals, Inc.†	122	889
Fortress Biotech, Inc.†	518	1,140
Fulcrum Therapeutics, Inc.†	118	1,163
Galectin Therapeutics, Inc.†	307	780
Gritstone Oncology, Inc.†	248	677
Harpoon Therapeutics, Inc.†	87	1,259
Harrow Health, Inc.†	185	881
Hookipa Pharma, Inc.†	102	959
Ideaya Biosciences, Inc.†	131	1,594

53

SunAmerica Specialty Series — AIG Small-Cap Fund

PORTFOLIO OF INVESTMENTS — October 31, 2020 — (continued)

Security Description	Shares	Value (Note 3)

COMMON STOCKS (continued)
Medical-Drugs — (continued)
IMARA, Inc.†	41	$648
Immunic, Inc.†	46	729
Intellia Therapeutics, Inc.†	4,234	101,362
Intra-Cellular Therapies, Inc.†	539	13,297
Ironwood Pharmaceuticals, Inc.†	1,316	13,002
Jounce Therapeutics, Inc.†	142	1,181
Kadmon Holdings, Inc.†	1,422	4,835
Kala Pharmaceuticals, Inc.†	326	2,152
KalVista Pharmaceuticals, Inc.†	112	1,927
Kura Oncology, Inc.†	437	13,656
Lannett Co., Inc.†	262	1,685
Madrigal Pharmaceuticals, Inc.†	72	9,162
Marinus Pharmaceuticals, Inc.†	206	2,686
MediciNova, Inc.†	347	1,940
Minerva Neurosciences, Inc.†	282	905
Mirum Pharmaceuticals, Inc.†	43	677
Morphic Holding, Inc.†	113	3,041
MyoKardia, Inc.†	418	93,435
Neoleukin Therapeutics, Inc.†	266	2,790
Neubase Therapeutics, Inc.†	138	1,081
NeuroBo Pharmaceuticals, Inc.†	35	176
Ocular Therapeutix, Inc.†	499	4,740
Odonate Therapeutics, Inc.†	108	1,556
Optinose, Inc.†	288	922
ORIC Pharmaceuticals, Inc.†	72	1,548
Pacira BioSciences, Inc.†	346	18,096
Paratek Pharmaceuticals, Inc.†	360	1,717
Passage Bio, Inc.†	112	1,883
PhaseBio Pharmaceuticals, Inc.†	126	344
Phibro Animal Health Corp., Class A	168	2,762
Prestige Consumer Healthcare, Inc.†	415	13,707
Progenics Pharmaceuticals, Inc. CVR†(1)	722	0
Protagonist Therapeutics, Inc.†	250	4,737
Relmada Therapeutics, Inc.†	119	3,681
Rhythm Pharmaceuticals, Inc.†	277	5,864
Rockwell Medical, Inc.†	575	490
scPharmaceuticals, Inc.†	58	500
Seres Therapeutics, Inc.†	438	12,216
SIGA Technologies, Inc.†	430	2,748
Spectrum Pharmaceuticals, Inc.†	1,189	4,078
Spero Therapeutics, Inc.†	122	1,599
Supernus Pharmaceuticals, Inc.†	402	7,381
Syros Pharmaceuticals, Inc.†	342	2,281
TG Therapeutics, Inc.†	916	23,147
TherapeuticsMD, Inc.†	1,948	2,377
Tricida, Inc.†	233	1,312
UroGen Pharma, Ltd.†	160	3,603
Vanda Pharmaceuticals, Inc.†	443	4,736
Vaxcyte, Inc.†	150	5,605
Verrica Pharmaceuticals, Inc.†	103	763
Voyager Therapeutics, Inc.†	213	2,264
vTv Therapeutics, Inc., Class A†	86	146
Xeris Pharmaceuticals, Inc.†	379	1,793
Zogenix, Inc.†	458	9,765

		763,484

Medical-Generic Drugs — 0.0%
Amneal Pharmaceuticals, Inc.†	818	3,403

Medical-Generic Drugs (continued)
Arvinas, Inc.†	241	5,039
Endo International PLC†	1,868	8,537

		16,979

Medical-HMO — 0.1%
Magellan Health, Inc.†	196	14,165
Tivity Health, Inc.†	357	4,909
Triple-S Management Corp., Class B†	187	3,463

		22,537

Medical-Hospitals — 0.1%
Community Health Systems, Inc.†	703	4,387
Select Medical Holdings Corp.†	896	18,798
Surgery Partners, Inc.†	186	4,059
Tenet Healthcare Corp.†	862	21,153

		48,397

Medical-Nursing Homes — 0.1%
Ensign Group, Inc.	422	24,830
National HealthCare Corp.	103	6,520

		31,350

Medical-Outpatient/Home Medical — 2.2%
Addus HomeCare Corp.†	2,968	289,588
Joint Corp.†	10,913	204,510
LHC Group, Inc.†	250	54,137
Pennant Group, Inc.†	5,153	214,674
Providence Service Corp.†	100	11,755

		774,664

Medical-Wholesale Drug Distribution — 0.8%
AdaptHealth Corp.†	206	5,624
Covetrus, Inc.†	809	19,974
Eidos Therapeutics, Inc.†	90	6,383
Evofem Biosciences, Inc.†	632	1,498
Owens & Minor, Inc.	520	13,062
PetIQ, Inc.†	7,788	222,425

		268,966

Metal Processors & Fabrication — 0.3%
AZZ, Inc.	215	7,222
Helios Technologies, Inc.	256	10,711
Lawson Products, Inc.†	36	1,484
LB Foster Co., Class A†	83	1,125
Mayville Engineering Co., Inc.†	61	544
Mueller Industries, Inc.	461	13,337
Park-Ohio Holdings Corp.	72	1,421
RBC Bearings, Inc.†	203	24,167
Rexnord Corp.	1,006	32,272
Standex International Corp.	101	6,271
Tredegar Corp.	216	3,149

		101,703

Metal Products-Distribution — 0.0%
Olympic Steel, Inc.	75	856
Ryerson Holding Corp.†	132	1,039
Worthington Industries, Inc.	301	14,812

		16,707

Metal Products-Fasteners — 0.0%
Eastern Co.	44	901

54

SunAmerica Specialty Series — AIG Small-Cap Fund

PORTFOLIO OF INVESTMENTS — October 31, 2020 — (continued)

Security Description	Shares	Value (Note 3)

COMMON STOCKS (continued)
Metal-Aluminum — 0.1%
Alcoa Corp.†	1,545	$19,961
Arconic Corp.†	821	17,849
Century Aluminum Co.†	416	2,737
Kaiser Aluminum Corp.	130	8,181

		48,728

Metal-Diversified — 0.0%
Ferroglobe Representation & Warranty Trust†(1)	777	0

Metal-Iron — 0.1%
Cleveland-Cliffs, Inc.	3,257	26,968

Miscellaneous Manufacturing — 0.1%
Hillenbrand, Inc.	611	17,872
John Bean Technologies Corp.	258	21,664

		39,536

Motion Pictures & Services — 0.0%
Eros STX Global Corp.†	1,246	2,393
IMAX Corp.†	408	4,704

		7,097

MRI/Medical Diagnostic Imaging — 0.5%
RadNet, Inc.†	12,318	178,734

Multimedia — 0.0%
E.W. Scripps Co., Class A	462	4,195
Entravision Communications Corp., Class A	485	887
Media General, Inc. CVR†(1)	1,299	0

		5,082

Networking Products — 0.6%
A10 Networks, Inc.†	502	3,384
Calix, Inc.†	434	10,160
Extreme Networks, Inc.†	977	3,967
Infinera Corp.†	1,313	8,219
Inseego Corp.†	562	4,889
NeoPhotonics Corp.†	23,284	158,564
NETGEAR, Inc.†	244	7,520

		196,703

Night Clubs — 0.0%
RCI Hospitality Holdings, Inc.	70	1,498

Non-Ferrous Metals — 0.0%
Energy Fuels, Inc.†	1,027	1,551
Uranium Energy Corp.†	1,498	1,292

		2,843

Non-Hazardous Waste Disposal — 0.1%
Casella Waste Systems, Inc., Class A†	380	20,516
Covanta Holding Corp.	978	8,880

		29,396

Office Automation & Equipment — 0.0%
Pitney Bowes, Inc.	1,429	7,588

Office Furnishings-Original — 0.1%
CompX International, Inc.	14	177
Herman Miller, Inc.	486	14,808
HNI Corp.	352	11,458
Interface, Inc.	481	2,948

Office Furnishings-Original (continued)
Kimball International, Inc., Class B	297	3,059
Knoll, Inc.	413	4,733
Steelcase, Inc., Class A	711	7,423

		44,606

Office Supplies & Forms — 0.0%
ACCO Brands Corp.	762	4,016

Oil & Gas Drilling — 0.0%
Nabors Industries, Ltd.	58	1,648
Patterson-UTI Energy, Inc.	1,510	3,866
ProPetro Holding Corp.†	661	2,611
Transocean, Ltd.†	4,822	3,233

		11,358

Oil Companies-Exploration & Production — 0.3%
Antero Resources Corp.†	2,002	6,807
Berry Corp.	558	1,462
Bonanza Creek Energy, Inc.†	155	2,745
Brigham Minerals, Inc., Class A	304	2,681
CNX Resources Corp.†	1,834	17,790
Comstock Resources, Inc.†	201	1,067
Contango Oil & Gas Co.†	755	944
Earthstone Energy, Inc., Class A†	192	516
Evolution Petroleum Corp.	233	515
Falcon Minerals Corp.	315	580
Goodrich Petroleum Corp.†	76	728
Gulfport Energy Corp.†	1,326	339
Kosmos Energy, Ltd.	3,324	3,305
Magnolia Oil & Gas Corp., Class A†	1,022	4,436
Matador Resources Co.†	910	6,434
Montage Resources Corp.†	177	876
Ovintiv, Inc.	2,159	19,863
PDC Energy, Inc.†	823	9,810
Penn Virginia Corp.†	112	860
PrimeEnergy Resources Corp.†	4	206
Range Resources Corp.	1,766	11,620
SM Energy Co.	941	1,515
Southwestern Energy Co.†	4,942	13,195
Talos Energy, Inc.†	102	671
Tellurian, Inc.†	1,353	1,299
W&T Offshore, Inc.†	777	1,088
Whiting Petroleum Corp.†	10	146

		111,498

Oil Field Machinery & Equipment — 0.0%
Dril-Quip, Inc.†	288	7,459
Exterran Corp.†	215	910
Thermon Group Holdings, Inc.†	270	2,724
US Silica Holdings, Inc.	608	1,654

		12,747

Oil Refining & Marketing — 0.1%
Adams Resources & Energy, Inc.	18	343
CVR Energy, Inc.	244	2,687
Delek US Holdings, Inc.	515	5,181
Murphy USA, Inc.†	227	27,760
Par Pacific Holdings, Inc.†	330	2,125
PBF Energy, Inc., Class A	796	3,717

55

SunAmerica Specialty Series — AIG Small-Cap Fund

PORTFOLIO OF INVESTMENTS — October 31, 2020 — (continued)

Security Description	Shares	Value (Note 3)

COMMON STOCKS (continued)
Oil Refining & Marketing (continued)
Trecora Resources†	199	$1,178

		42,991

Oil-Field Services — 0.2%
Archrock, Inc.	1,070	6,345
ChampionX Corp.†	1,532	13,374
DMC Global, Inc.	120	4,268
Frank’s International NV†	1,278	2,237
Helix Energy Solutions Group, Inc.†	1,176	2,917
Liberty Oilfield Services, Inc., Class A	535	3,574
Matrix Service Co.†	214	1,626
MRC Global, Inc.†	648	2,761
National Energy Services Reunited Corp.†	170	1,258
Newpark Resources, Inc.†	733	524
NexTier Oilfield Solutions, Inc.†	1,334	2,521
NOW, Inc.†	903	3,675
Oceaneering International, Inc.†	818	3,338
Oil States International, Inc.†	496	1,235
RPC, Inc.†	474	1,128
Select Energy Services, Inc., Class A†	486	1,468
Solaris Oilfield Infrastructure, Inc., Class A	238	1,411

		53,660

Optical Supplies — 0.1%
STAAR Surgical Co.†	378	27,405

Paper & Related Products — 0.1%
Clearwater Paper Corp.†	133	4,941
Domtar Corp.	453	10,818
Neenah, Inc.	138	5,193
P.H. Glatfelter Co.	361	5,151
Schweitzer-Mauduit International, Inc.	256	8,499
Verso Corp., Class A	258	2,007

		36,609

Pastoral & Agricultural — 0.2%
Darling Ingredients, Inc.†	1,327	57,061

Patient Monitoring Equipment — 0.1%
CareDx, Inc.†	395	19,375

Pharmacy Services — 0.0%
Option Care Health, Inc.†	362	4,825

Physical Therapy/Rehabilitation Centers — 0.5%
U.S. Physical Therapy, Inc.	2,262	179,444

Physicians Practice Management — 0.0%
Accolade, Inc.†	96	3,362
Apollo Medical Holdings, Inc.†	163	2,813

		6,175

Pipelines — 0.0%
NextDecade Corp.†	173	419

Pollution Control — 0.0%
Advanced Emissions Solutions, Inc.	131	583
CECO Environmental Corp.†	255	1,805

		2,388

Poultry — 0.1%
Sanderson Farms, Inc.	166	21,243

Power Converter/Supply Equipment — 0.0%
Powell Industries, Inc.	74	$1,749
Vicor Corp.†	159	12,402

		14,151

Precious Metals — 0.1%
Coeur Mining, Inc.†	1,997	14,119
Hecla Mining Co.	4,303	19,708

		33,827

Printing-Commercial — 0.1%
Cimpress PLC†	147	10,790
Deluxe Corp.	344	7,375
Ennis, Inc.	211	3,216
Quad/Graphics, Inc.	274	622

		22,003

Professional Sports — 0.0%
Liberty Media Corp.-Liberty Braves, Series A†	83	1,718
Liberty Media Corp.-Liberty Braves, Series C†	299	6,121

		7,839

Protection/Safety — 0.6%
Genasys, Inc.†	31,035	186,831
ShotSpotter, Inc.†	66	1,934
Vivint Smart Home, Inc.†	601	9,346

		198,111

Publishing-Books — 0.0%
Gannett Co, Inc.	1,084	1,247
Houghton Mifflin Harcourt Co.†	870	2,271
Scholastic Corp.	240	4,742

		8,260

Publishing-Newspapers — 0.1%
TEGNA, Inc.	1,809	21,762
Tribune Publishing Co.	129	1,479

		23,241

Publishing-Periodicals — 0.0%
Meredith Corp.	327	3,597
Value Line, Inc.	8	218

		3,815

Quarrying — 0.1%
Compass Minerals International, Inc.	282	17,027

Racetracks — 0.3%
Churchill Downs, Inc.	313	46,684
Penn National Gaming, Inc.†	1,254	67,691

		114,375

Radio — 0.0%
Entercom Communications Corp., Class A	967	1,450
iHeartMedia, Inc., Class A† Class A	494	4,061
Saga Communications, Inc., Class A	31	528

		6,039

Real Estate Investment Trusts — 3.8%
Acadia Realty Trust	699	6,522
Agree Realty Corp.	439	27,249
Alexander & Baldwin, Inc.	594	7,633

56

SunAmerica Specialty Series — AIG Small-Cap Fund

PORTFOLIO OF INVESTMENTS — October 31, 2020 — (continued)

Security Description	Shares	Value (Note 3)

COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
Alexander’s, Inc.	18	$4,377
Alpine Income Property Trust, Inc.	55	767
American Assets Trust, Inc.	415	8,686
American Finance Trust, Inc.	900	5,188
Anworth Mtg. Asset Corp.	808	1,325
Apollo Commercial Real Estate Finance, Inc.	1,223	10,640
Arbor Realty Trust, Inc.	869	10,272
Ares Commercial Real Estate Corp.	254	2,365
Armada Hoffler Properties, Inc.	474	4,271
ARMOUR Residential REIT, Inc.	528	5,037
Blackstone Mtg. Trust, Inc., Class A	1,136	24,651
Bluerock Residential Growth REIT, Inc.	203	1,758
Broadmark Realty Capital, Inc.	1,061	10,578
BRT Apartments Corp.	87	1,083
Capstead Mtg. Corp.	786	4,016
CareTrust REIT, Inc.	788	13,475
CatchMark Timber Trust, Inc., Class A	402	3,493
Chatham Lodging Trust	382	2,808
Cherry Hill Mtg. Investment Corp.	125	1,145
Chimera Investment Corp.	1,583	13,218
CIM Commercial Trust Corp.	93	744
City Office REIT, Inc.	353	2,231
Clipper Realty, Inc.	123	691
Colony Capital, Inc.	3,960	14,098
Colony Credit Real Estate, Inc.	693	3,631
Columbia Property Trust, Inc.	944	9,988
Community Healthcare Trust, Inc.	178	8,241
CoreCivic, Inc.	986	6,320
CorEnergy Infrastructure Trust, Inc.	113	529
CorePoint Lodging, Inc.	324	1,549
DiamondRock Hospitality Co.	1,647	8,136
Diversified Healthcare Trust	1,956	5,663
Dynex Capital, Inc.	183	2,998
Easterly Government Properties, Inc.	660	13,794
EastGroup Properties, Inc.	319	42,452
Ellington Financial, Inc.	340	4,162
Ellington Residential Mortgage REIT	74	787
Essential Properties Realty Trust, Inc.	762	12,588
Farmland Partners, Inc.	215	1,385
Four Corners Property Trust, Inc.	580	14,697
Franklin Street Properties Corp.	857	3,599
Front Yard Residential Corp.	413	5,530
GEO Group, Inc.	971	8,603
Getty Realty Corp.	282	7,411
Gladstone Commercial Corp.	277	4,501
Gladstone Land Corp.	161	2,233
Global Medical REIT, Inc.	348	4,326
Global Net Lease, Inc.	743	10,573
Granite Point Mtg. Trust, Inc.	450	3,033
Great Ajax Corp.	171	1,313
Healthcare Realty Trust, Inc.	1,114	30,969
Hersha Hospitality Trust	281	1,377
Independence Realty Trust, Inc.	782	9,501
Industrial Logistics Properties Trust	535	10,261
Innovative Industrial Properties, Inc.	175	20,410
Invesco Mtg. Capital, Inc.	1,506	4,066
Investors Real Estate Trust	106	7,145
iStar, Inc.	601	7,092

Real Estate Investment Trusts (continued)
Jernigan Capital, Inc.	184	3,181
Kite Realty Group Trust	685	7,097
KKR Real Estate Finance Trust, Inc.	236	3,944
Ladder Capital Corp.	872	6,540
Lexington Realty Trust	2,256	22,402
LTC Properties, Inc.	321	10,596
Macerich Co.	1,236	8,603
Mack-Cali Realty Corp.	716	7,869
MFA Financial, Inc.	3,742	10,552
Monmouth Real Estate Investment Corp.	783	10,845
National Health Investors, Inc.	355	19,898
National Storage Affiliates Trust	516	17,487
NETSTREIT Corp.†	99	1,736
New Senior Investment Group, Inc.	676	2,643
New York Mtg. Trust, Inc.	3,124	7,935
NexPoint Residential Trust, Inc.	6,247	276,867
Office Properties Income Trust	394	7,254
One Liberty Properties, Inc.	132	2,037
Orchid Island Capital, Inc.	549	2,849
Pebblebrook Hotel Trust	1,073	12,855
PennyMac Mtg. Investment Trust	818	12,245
Physicians Realty Trust	1,721	29,016
Piedmont Office Realty Trust, Inc., Class A	1,041	11,888
Plymouth Industrial REIT, Inc.	131	1,665
PotlatchDeltic Corp.	540	22,437
Preferred Apartment Communities, Inc., Class A	392	2,117
PS Business Parks, Inc.	166	18,929
QTS Realty Trust, Inc., Class A	505	31,063
Ready Capital Corp.	345	3,878
Redwood Trust, Inc.	948	8,058
Retail Opportunity Investments Corp.	954	9,282
Retail Properties of America, Inc., Class A	1,769	9,270
Retail Value, Inc.	135	1,687
RLJ Lodging Trust	1,354	11,076
RPT Realty	665	3,252
Ryman Hospitality Properties, Inc.	416	16,578
Sabra Health Care REIT, Inc.	1,694	22,293
Safehold, Inc.	143	9,841
Saul Centers, Inc.	98	2,425
Seritage Growth Properties, Class A†	281	3,577
Service Properties Trust	1,352	9,748
SITE Centers Corp.	1,263	8,601
STAG Industrial, Inc.	1,236	38,464
Summit Hotel Properties, Inc.	853	4,504
Sunstone Hotel Investors, Inc.	1,773	13,156
Tanger Factory Outlet Centers, Inc.	747	4,624
Terreno Realty Corp.	550	30,954
TPG RE Finance Trust, Inc.	495	3,871
Two Harbors Investment Corp.	2,259	11,431
UMH Properties, Inc.	302	4,116
Uniti Group, Inc.	1,594	14,059
Universal Health Realty Income Trust	106	5,668
Urban Edge Properties	957	8,996
Urstadt Biddle Properties, Inc., Class A	245	2,330
Washington Real Estate Investment Trust	680	11,886
Western Asset Mtg. Capital Corp.	491	953
Whitestone REIT	329	1,961
Xenia Hotels & Resorts, Inc.	934	7,696

		1,323,969

57

SunAmerica Specialty Series — AIG Small-Cap Fund

PORTFOLIO OF INVESTMENTS — October 31, 2020 — (continued)

Security Description	Shares	Value (Note 3)

COMMON STOCKS (continued)
Real Estate Management/Services — 0.2%
Cushman & Wakefield PLC†	911	$10,677
eXp World Holdings, Inc.†	201	8,520
Fathom Holdings, Inc.†	39	732
Marcus & Millichap, Inc.†	192	5,996
Maui Land & Pineapple Co., Inc.†	56	565
Newmark Group, Inc., Class A	1,178	5,578
RE/MAX Holdings, Inc., Class A	147	4,754
Realogy Holdings Corp.†	945	10,546
Redfin Corp.†	799	33,374
RMR Group, Inc., Class A	125	3,333

		84,075

Real Estate Operations & Development — 0.1%
American Realty Investors, Inc.†	9	73
CTO Realty Growth, Inc.	38	1,677
FRP Holdings, Inc.†	54	2,185
Griffin Industrial Realty, Inc.	21	1,114
Kennedy-Wilson Holdings, Inc.	1,008	13,285
Legacy Housing Corp.†	68	926
McGrath RentCorp	199	11,359
St. Joe Co.†	271	7,328
Stratus Properties, Inc.†	49	1,047
Transcontinental Realty Investors, Inc.†	11	242

		39,236

Recreational Centers — 0.0%
OneSpaWorld Holdings, Ltd.	373	2,316

Recreational Vehicles — 1.1%
Camping World Holdings, Inc., Class A	271	7,165
Malibu Boats, Inc., Class A†	3,899	198,186
Marine Products Corp.	59	936
MasterCraft Boat Holdings, Inc.†	153	3,155
OneWater Marine, Inc., Class A†	10,083	187,846

		397,288

Recycling — 0.0%
Harsco Corp.†	645	8,320

Rental Auto/Equipment — 0.1%
Alta Equipment Group, Inc.†	140	1,067
Avis Budget Group, Inc.†	434	14,613
CAI International, Inc.	135	3,557
Herc Holdings, Inc.†	201	8,916
Nesco Holdings, Inc.†	109	452
Rent-A-Center, Inc.	400	12,360
Textainer Group Holdings, Ltd.†	426	6,160

		47,125

Resorts/Theme Parks — 0.1%
Marriott Vacations Worldwide Corp.	334	32,265
SeaWorld Entertainment, Inc.†	419	9,226

		41,491

Retail-Apparel/Shoe — 0.2%
Abercrombie & Fitch Co., Class A	514	7,309
American Eagle Outfitters, Inc.	1,244	17,055
Boot Barn Holdings, Inc.†	235	7,525
Buckle, Inc.	239	5,726
Caleres, Inc.	305	2,342

Retail-Apparel/Shoe (continued)
Cato Corp., Class A	175	1,071
Chico’s FAS, Inc.	980	1,049
Children’s Place, Inc.	117	2,957
Designer Brands, Inc., Class A	508	2,200
Duluth Holdings, Inc., Class B†	91	1,396
Express, Inc.†	524	320
Genesco, Inc.†	117	2,073
Guess?, Inc.	348	4,099
Shoe Carnival, Inc.	77	2,386
Tilly’s, Inc., Class A	183	1,124
Vera Bradley, Inc.†	169	1,071
Winmark Corp.	25	4,235

		63,938

Retail-Appliances — 0.0%
Conn’s, Inc.†	144	1,349

Retail-Arts & Crafts — 0.0%
Michaels Cos., Inc.†	614	4,980

Retail-Automobile — 0.3%
America’s Car-Mart, Inc.†	52	4,499
Asbury Automotive Group, Inc.†	159	16,374
Group 1 Automotive, Inc.	144	15,275
Lithia Motors, Inc., Class A	210	48,210
Rush Enterprises, Inc., Class A	337	12,078
Rush Enterprises, Inc., Class B	55	1,730
Sonic Automotive, Inc., Class A	197	7,104

		105,270

Retail-Bedding — 0.1%
Bed Bath & Beyond, Inc.	1,046	20,711

Retail-Building Products — 0.7%
Aspen Aerogels, Inc.†	169	1,910
At Home Group, Inc.†	442	7,200
Beacon Roofing Supply, Inc.†	450	13,815
BMC Stock Holdings, Inc.†	554	21,933
Foundation Building Materials, Inc.†	13,570	197,579
GMS, Inc.†	343	7,752

		250,189

Retail-Computer Equipment — 0.0%
PC Connection, Inc.	91	4,145

Retail-Discount — 0.2%
Big Lots, Inc.	324	15,422
BJ’s Wholesale Club Holdings, Inc.†	1,129	43,230
Citi Trends, Inc.	82	2,141

		60,793

Retail-Drug Store — 0.0%
OptimizeRx Corp.†	120	2,376
Rite Aid Corp.†	451	4,122

		6,498

Retail-Floor Coverings — 0.0%
Lumber Liquidators Holdings, Inc.†	235	5,198

Retail-Gardening Products — 0.0%
GrowGeneration Corp.†	295	4,926

58

SunAmerica Specialty Series — AIG Small-Cap Fund

PORTFOLIO OF INVESTMENTS — October 31, 2020 — (continued)

Security Description	Shares	Value (Note 3)

COMMON STOCKS (continued)
Retail-Hair Salons — 0.0%
Regis Corp.†	194	$1,075

Retail-Home Furnishings — 0.2%
Haverty Furniture Cos., Inc.	139	3,478
La-Z-Boy, Inc.	367	12,562
Lovesac Co.†	81	2,085
RH†	128	42,910

		61,035

Retail-Jewelry — 0.0%
Envela Corp.†	64	259
Movado Group, Inc.	130	1,418
Signet Jewelers, Ltd.	430	9,580

		11,257

Retail-Leisure Products — 0.0%
MarineMax, Inc.†	170	5,097

Retail-Misc./Diversified — 0.1%
Container Store Group, Inc.†	161	1,533
Gaia, Inc.†	100	1,014
GameStop Corp., Class A†	472	4,942
Hudson, Ltd., Class A†	327	2,498
PriceSmart, Inc.	188	12,972
Sally Beauty Holdings, Inc.†	930	7,784

		30,743

Retail-Office Supplies — 0.0%
ODP Corp.	431	8,404

Retail-Pawn Shops — 0.1%
FirstCash, Inc.	335	17,433

Retail-Pet Food & Supplies — 0.7%
Freshpet, Inc.†	319	36,526
PetMed Express, Inc.	7,087	209,633

		246,159

Retail-Petroleum Products — 0.0%
World Fuel Services Corp.	515	10,841

Retail-Regional Department Stores — 0.1%
Dillard’s, Inc., Class A	62	2,773
Macy’s, Inc.	2,575	15,991

		18,764

Retail-Restaurants — 1.3%
Biglari Holdings, Inc., Class A†	1	437
Biglari Holdings, Inc., Class B†	8	670
BJ’s Restaurants, Inc.	182	5,134
Bloomin’ Brands, Inc.	722	10,094
Brinker International, Inc.	370	16,110
Cannae Holdings, Inc.†	711	26,293
Carrols Restaurant Group, Inc.†	291	1,702
Cheesecake Factory, Inc.	350	10,402
Chuy’s Holdings, Inc.†	162	3,400
Cracker Barrel Old Country Store, Inc.	196	22,309
Dave & Buster’s Entertainment, Inc.	364	6,246
Del Taco Restaurants, Inc.†	27,697	205,373
Denny’s Corp.†	512	4,588
Dine Brands Global, Inc.	128	6,586
El Pollo Loco Holdings, Inc.†	151	2,132

Retail-Restaurants (continued)
Fiesta Restaurant Group, Inc.†	148	1,279
Jack in the Box, Inc.	187	14,971
Kura Sushi USA, Inc., Class A†	28	360
Noodles & Co.†	258	1,667
Papa John’s International, Inc.	270	20,682
Red Robin Gourmet Burgers, Inc.†	128	1,541
Ruth’s Hospitality Group, Inc.	267	2,985
Shake Shack, Inc., Class A†	289	19,513
Texas Roadhouse, Inc.	542	37,956
Waitr Holdings, Inc.†	690	1,759
Wingstop, Inc.	244	28,385

		452,574

Retail-Sporting Goods — 0.6%
Hibbett Sports, Inc.†	136	5,142
Sportsman’s Warehouse Holdings, Inc.†	14,985	195,105
Zumiez, Inc.†	173	4,844

		205,091

Retail-Vision Service Center — 0.1%
National Vision Holdings, Inc.†	663	26,739

Retirement/Aged Care — 0.0%
Brookdale Senior Living, Inc.†	1,514	4,451
Five Star Senior Living, Inc.†	156	713

		5,164

Rubber-Tires — 0.1%
Cooper Tire & Rubber Co.	416	14,306
Goodyear Tire & Rubber Co.	1,906	15,782

		30,088

Rubber/Plastic Products — 0.1%
Myers Industries, Inc.	296	4,245
Proto Labs, Inc.†	220	25,978
Raven Industries, Inc.	294	6,444
Trinseo SA	316	10,055

		46,722

Satellite Telecom — 0.1%
Gogo, Inc.†	455	3,658
Iridium Communications, Inc.†	970	25,618
KVH Industries, Inc.†	138	1,199
Loral Space & Communications, Inc.	106	1,846

		32,321

Savings & Loans/Thrifts — 0.5%
Axos Financial, Inc.†	477	13,003
Banc of California, Inc.	368	4,416
BankFinancial Corp.	109	801
Berkshire Hills Bancorp, Inc.	369	4,808
Brookline Bancorp, Inc.	639	6,122
Capitol Federal Financial, Inc.	1,094	12,559
Community Bankers Trust Corp.	180	983
Dime Community Bancshares, Inc.	236	2,985
Eagle Bancorp Montana, Inc.	52	1,001
ESSA Bancorp, Inc.	75	953
First Capital, Inc.	27	1,628
First Savings Financial Group, Inc.	15	811
Flushing Financial Corp.	222	2,839
FS Bancorp, Inc.	31	1,436

59

SunAmerica Specialty Series — AIG Small-Cap Fund

PORTFOLIO OF INVESTMENTS — October 31, 2020 — (continued)

Security Description	Shares	Value (Note 3)

COMMON STOCKS (continued)
Savings & Loans/Thrifts (continued)
Greene County Bancorp, Inc.	25	$564
Hingham Institution for Savings	12	2,424
Home Bancorp, Inc.	63	1,590
HomeTrust Bancshares, Inc.	129	2,060
Investors Bancorp, Inc.	1,902	16,091
Meridian Bancorp, Inc.	386	4,806
Northfield Bancorp, Inc.	393	3,993
Northwest Bancshares, Inc.	967	10,318
OceanFirst Financial Corp.	489	7,320
Oconee Federal Financial Corp.	9	203
Pacific Premier Bancorp, Inc.	659	16,804
Provident Financial Holdings, Inc.	49	620
Provident Financial Services, Inc.	592	8,033
Prudential Bancorp, Inc.	66	765
Riverview Bancorp, Inc.	174	816
Southern Missouri Bancorp, Inc.	63	1,605
Territorial Bancorp, Inc.	65	1,379
Timberland Bancorp, Inc.	61	1,162
Washington Federal, Inc.	623	13,264
Waterstone Financial, Inc.	185	3,123
WSFS Financial Corp.	414	13,120

		164,405

Schools — 0.2%
Adtalem Global Education, Inc.†	429	10,056
American Public Education, Inc.†	119	3,364
Aspen Group, Inc.†	156	1,463
K12, Inc.†	329	7,853
Laureate Education, Inc., Class A†	887	11,531
Perdoceo Education Corp.†	571	6,447
Strategic Education, Inc.	199	16,529
Universal Technical Institute, Inc.†	238	1,092

		58,335

Security Services — 0.1%
Brink’s Co.	414	17,732

Semiconductor Components-Integrated Circuits — 0.1%
MaxLinear, Inc.†	557	14,727
Power Integrations, Inc.	486	29,262

		43,989

Semiconductor Equipment — 0.8%
Axcelis Technologies, Inc.†	274	6,047
Brooks Automation, Inc.	599	27,973
CMC Materials, Inc.	239	33,984
Cohu, Inc.	339	7,367
FormFactor, Inc.†	637	18,059
Onto Innovation, Inc.†	391	12,539
Ultra Clean Holdings, Inc.†	8,108	172,619
Veeco Instruments, Inc.†	401	5,105

		283,693

Software Tools — 0.1%
Digital Turbine, Inc.†	679	19,460

Steel Pipe & Tube — 0.1%
Advanced Drainage Systems, Inc.	458	29,051
Northwest Pipe Co.†	79	2,117

Steel Pipe & Tube (continued)
Omega Flex, Inc.	24	$3,593
TimkenSteel Corp.†	371	1,436

		36,197

Steel-Producers — 0.1%
Carpenter Technology Corp.	392	6,852
Commercial Metals Co.	981	20,258
Schnitzer Steel Industries, Inc., Class A	213	4,473
United States Steel Corp.	1,807	17,455

		49,038

Steel-Specialty — 0.0%
Allegheny Technologies, Inc.†	1,046	9,634

Superconductor Product & Systems — 0.0%
American Superconductor Corp.†	185	2,573

SupraNational Banks — 0.0%
Banco Latinoamericano de Comercio Exterior SA, Class E	255	3,261

Telecom Equipment-Fiber Optics — 0.0%
Clearfield, Inc.†	92	1,926

Telecom Services — 0.8%
ATN International, Inc.	92	4,112
Consolidated Communications Holdings, Inc.†	600	2,802
GTT Communications, Inc.†	263	970
HC2 Holdings, Inc.†	312	671
Ooma, Inc.†	16,037	226,282
ORBCOMM, Inc.†	610	2,623
Rackspace Technology, Inc.†	279	4,394
Spok Holdings, Inc.	146	1,326
Vonage Holdings Corp.†	1,910	20,208

		263,388

Telecommunication Equipment — 0.5%
Acacia Communications, Inc.†	321	21,744
ADTRAN, Inc.	394	4,212
DZS, Inc.†	99	1,128
Harmonic, Inc.†	783	4,651
PC-Tel, Inc.	25,429	129,688
Plantronics, Inc.	282	5,505
Preformed Line Products Co.	25	1,376
Viavi Solutions, Inc.†	1,884	23,267

		191,571

Telephone-Integrated — 0.1%
Alaska Communications Systems Group, Inc.	428	818
Cincinnati Bell, Inc.†	413	6,216
IDT Corp., Class B†	125	1,191
Shenandoah Telecommunications Co.	397	17,317

		25,542

Television — 0.1%
AMC Networks, Inc., Class A†	319	6,779
Gray Television, Inc.†	716	9,079
Sinclair Broadcast Group, Inc., Class A	364	6,763

		22,621

60

SunAmerica Specialty Series — AIG Small-Cap Fund

PORTFOLIO OF INVESTMENTS — October 31, 2020 — (continued)

Security Description	Shares	Value (Note 3)

COMMON STOCKS (continued)
Textile-Apparel — 0.0%
Unifi, Inc.†	113	$1,694

Theaters — 0.0%
AMC Entertainment Holdings, Inc., Class A	429	1,013
Cinemark Holdings, Inc.	881	7,215

		8,228

Therapeutics — 0.5%
Akebia Therapeutics, Inc.†	1,181	2,622
Anika Therapeutics, Inc.†	115	3,751
Axsome Therapeutics, Inc.†	228	15,119
CorMedix, Inc.†	254	1,283
Fennec Pharmaceuticals, Inc.†	18,288	138,257
Flexion Therapeutics, Inc.†	361	4,328
G1 Therapeutics, Inc.†	281	3,088
La Jolla Pharmaceutical Co.†	149	507
MannKind Corp.†	1,816	3,650
Recro Pharma, Inc.†	160	254

		172,859

Tobacco — 1.1%
Greenlane Holdings, Inc., Class A†	85	207
Turning Point Brands, Inc.	9,426	353,192
Universal Corp.	200	7,970
Vector Group, Ltd.	1,152	10,587

		371,956

Toys — 0.0%
Funko, Inc., Class A†	201	1,274

Traffic Management Sys — 0.0%
Arlo Technologies, Inc.†	646	2,881

Transactional Software — 0.0%
Synchronoss Technologies, Inc.†	338	936

Transport-Air Freight — 1.0%
Air Transport Services Group, Inc.†	12,216	342,537
Atlas Air Worldwide Holdings, Inc.†	212	12,542

		355,079

Transport-Equipment & Leasing — 0.1%
GATX Corp.	287	19,596
General Finance Corp.†	87	570
Greenbrier Cos., Inc.	266	7,177
Willis Lease Finance Corp.†	24	509

		27,852

Transport-Marine — 0.7%
Ardmore Shipping Corp.	277	776
Costamare, Inc.	409	2,327
DHT Holdings, Inc.	919	4,420
Diamond S Shipping, Inc.†	226	1,279
Dorian LPG, Ltd.†	26,190	214,758
Eagle Bulk Shipping, Inc.†	52	716
Frontline, Ltd.	973	5,264
Genco Shipping & Trading, Ltd.	141	911
Golar LNG, Ltd.†	751	5,670
International Seaways, Inc.	198	2,681
Nordic American Tankers, Ltd.	1,189	3,460
Overseas Shipholding Group, Inc., Class A†	544	1,039

Transport-Marine (continued)
Pangaea Logistics Solutions, Ltd.	87	232
Safe Bulkers, Inc.†	428	379
Scorpio Bulkers, Inc.	74	813
Scorpio Tankers, Inc.	422	3,722
SEACOR Holdings, Inc.†	158	4,840
SFL Corp., Ltd.	796	5,182
Tidewater, Inc.†	333	1,951

		260,420

Transport-Services — 0.7%
Bristow Group, Inc.†	54	1,122
CryoPort, Inc.†	281	11,279
Daseke, Inc.†	376	2,470
Echo Global Logistics, Inc.†	216	5,826
Forward Air Corp.	229	14,420
Hub Group, Inc., Class A†	270	13,535
Matson, Inc.	353	18,339
Radiant Logistics, Inc.†	323	1,660
Universal Logistics Holdings, Inc.	8,692	171,493

		240,144

Transport-Truck — 0.7%
ArcBest Corp.	208	6,348
Covenant Logistics Group, Inc.†	96	1,322
Heartland Express, Inc.	402	7,361
Marten Transport, Ltd.	488	7,488
P.A.M. Transportation Services, Inc.†	15	594
Saia, Inc.†	217	32,042
US Xpress Enterprises, Inc., Class A†	183	1,320
USA Truck, Inc.†	18,855	161,587
Werner Enterprises, Inc.	502	19,086

		237,148

Travel Services — 0.0%
Liberty TripAdvisor Holdings, Inc., Class A†	599	1,066

Venture Capital — 0.0%
Safeguard Scientifics, Inc.	161	937

Veterinary Diagnostics — 0.1%
Heska Corp.†	57	6,688
Neogen Corp.†	435	30,337

		37,025

Vitamins & Nutrition Products — 0.0%
Calyxt, Inc.†	85	273
LifeVantage Corp.†	113	1,248
Nature’s Sunshine Products, Inc.†	73	761
USANA Health Sciences, Inc.†	95	7,187

		9,469

Water — 0.8%
American States Water Co.	304	22,706
Artesian Resources Corp., Class A	66	2,325
California Water Service Group	408	18,185
Consolidated Water Co., Ltd.	119	1,197
Global Water Resources, Inc.	105	1,113
Middlesex Water Co.	141	9,044
PICO Holdings, Inc.†	139	1,150
SJW Group	218	13,230

61

SunAmerica Specialty Series — AIG Small-Cap Fund

PORTFOLIO OF INVESTMENTS — October 31, 2020 — (continued)

Security Description	Shares	Value (Note 3)

COMMON STOCKS (continued)
Water (continued)
York Water Co.	4,977	$210,278

		279,228

Water Treatment Systems — 0.6%
Energy Recovery, Inc.†	331	3,207
Pure Cycle Corp.†	24,645	216,876

		220,083

Web Hosting/Design — 0.2%
Endurance International Group Holdings, Inc.†	545	3,167
NIC, Inc.	543	12,174
Q2 Holdings, Inc.†	409	37,317

		52,658

Wire & Cable Products — 0.1%
Belden, Inc.	364	11,241
Encore Wire Corp.	168	7,763
Insteel Industries, Inc.	153	3,329

		22,333

Wireless Equipment — 0.1%
Anterix, Inc.†	90	2,873
CalAmp Corp.†	276	1,954
Casa Systems, Inc.†	261	1,088
InterDigital, Inc.	254	14,219
Maxar Technologies, Inc.	504	12,988
Powerfleet, Inc.†	235	1,422
Resonant, Inc.†	413	946
Ribbon Communications, Inc.†	562	2,422

		37,912

X-Ray Equipment — 0.0%
Varex Imaging Corp.†	315	4,221
ViewRay, Inc.†	919	2,729

		6,950

Total Common Stocks
(cost $32,738,223)		34,052,816

EXCHANGE-TRADED FUNDS — 0.4%
iShares Russell 2000 ETF (cost $98,038)	780	119,410

RIGHTS† — 0.0%
Silver Mining — 0.0%
Pan American Silver Corp. CVR† Expires 02/22/2029	3,628	2,612

Telecom Services — 0.0%
HC2 Holdings, Inc. Expires 11/20/2020 (Strike price $2.27)	312	0

(cost $1,129)		2,612

WARRANTS† — 0.0%
Oil Companies-Exploration & Production — 0.0%
Whiting Petroleum Corp., Series A	39	$111
Whiting Petroleum Corp., Series B	19	57

(cost $0)		168

Total Long-Term Investment Securities
(cost $32,837,390)		34,175,006

SHORT-TERM INVESTMENT SECURITIES — 0.4%
U.S. Government Treasuries — 0.4%
United States Treasury Bills 0.15% due 06/17/2021(2)	$100,000	99,935
0.17% due 05/20/2021(2)	50,000	49,972

Total Short-Term Investment Securities
(cost $149,856)		149,907

REPURCHASE AGREEMENTS — 2.1%
Agreement with Fixed Income Clearing Corp., bearing interest at 0.00% dated 10/30/2020, to be repurchased 11/02/2020 in the amount of $750,000 and collateralized by $767,700 of United States Treasury Notes, bearing interest at 0.25% due 06/30/2025 and having an approximate value of $765,097 (cost $750,000)	750,000	750,000

TOTAL INVESTMENTS
(cost $33,737,246)(3)	100.0%	35,074,913
Other assets less liabilities	0.0	2,044

NET ASSETS	100.0%	$35,076,957

†	Non-income producing security
*

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2020, the aggregate value of these securities was $16,620 representing 0.0% of net assets.

(1)	Securities classified as Level 3 (see Note 3).
(2)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(3)	See Note 6 for cost of investments on a tax basis.

CVR — Contingent Value Rights

ETF — Exchange Traded Fund

Futures Contracts
Number of Contracts	Type	Description	Expiration Month	Notional Basis*	Notional Value*	Unrealized Appreciation (Depreciation)
11	Long	E-Mini Russell 2000 Index	December 2020	$842,618	$845,240	$2,622

*	Notional basis refers to the contractual amount agreed upon at inception of the open contract; notional value represents the current value of the open contract.

62

SunAmerica Specialty Series — AIG Small-Cap Fund

PORTFOLIO OF INVESTMENTS — October 31, 2020 — (continued)

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2020 (see Note 3):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*

Common Stocks:
Chemicals-Diversified	$75,500	$—	$0	$75,500
Finance-Commercial	26,508	—	194	26,702
Medical-Biomedical/Gene	2,355,657	—	637	2,356,294
Medical-Drugs	763,484	—	0	763,484
Metal-Diversified	—	—	0	0
Multimedia	5,082	—	0	5,082
Other Industries	30,825,754	—	—	30,825,754
Exchange-Traded Funds	119,410	—	—	119,410
Rights	2,612	0	—	2,612
Warrants	168	—	—	168
Short-Term Investments Securities	—	149,907	—	149,907
Repurchase Agreements	—	750,000	—	750,000

Total Investments at Value	$34,174,175	$899,907	$831	$35,074,913

Other Financial Instruments:†
Futures Contracts	$2,622	$—	$—	$2,622

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
†	Amounts represent unrealized appreciation/depreciation as of the end of the reporting period.

At the beginning and end of the reporting period, Level 3 investments in securities were not considered a material portion of the Fund. There were no material Level 3 transfers during the reporting period.

See Notes to Financial Statements

63

SunAmerica Specialty Series

NOTES TO FINANCIAL STATEMENTS — October 31, 2020

Note 1. Organization

SunAmerica Specialty Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is organized as a Delaware Statutory Trust. The Trust consists of six different investment funds (each a “Fund” and collectively, the “Funds”) as of October 31, 2020. Each Fund is managed by SunAmerica Asset Management, LLC (the “Adviser” or “SunAmerica”). An investor may invest in one or more of the following Funds: AIG Commodity Strategy Fund (the “Commodity Strategy Fund”), AIG ESG Dividend Fund (the “ESG Dividend Fund”), AIG Focused Alpha Large-Cap Fund (the “Focused Alpha Large-Cap Fund”), AIG Focused Growth Fund (the “Focused Growth Fund”), AIG Income Explorer Fund (the “Income Explorer Fund”) and AIG Small-Cap Fund (“the Small-Cap Fund”).

The Funds are considered to be separate entities for financial and tax reporting purposes. The investment objective and principal investment techniques for each Fund are as follows:

The Commodity Strategy Fund seeks to provide long-term total return through a strategy that is designed to provide diversified exposure to the commodities markets. The Fund seeks to achieve its investment goal by investing its assets in a combination of commodity-linked derivative instruments and fixed income securities.

The ESG Dividend Fund seeks to provide total return including capital appreciation and current income, employing a “buy and hold” strategy with up to forty dividend yielding equity securities selected annually from the Russell 1000® Index that meet the Fund’s ESG standards.

The Focused Alpha Large-Cap Fund seeks to provide growth of capital through active trading of equity securities to achieve a blend of growth companies, value companies and companies that have elements of growth and value, issued by large-cap companies. Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowing for investment purposes, in large-cap companies.

The Focused Growth Fund seeks to provide growth of capital through active trading of equity securities of large, small and mid-cap companies.

The Income Explorer Fund seeks to provide high current income with a secondary objective of capital appreciation primarily by strategically allocating its assets among a preferred securities enhanced index strategy, real estate investment trust (“REIT”) strategy and global dividend equity strategy. Through this combination of investments, the Fund expects to gain exposure to a broad range of income-producing investments, including both fixed income and equity securities.

The Small-Cap Fund seeks to provide long-term growth of capital by strategically allocating its assets between a small-cap index strategy and a micro-cap growth strategy.

Each Fund, except for the Focused Alpha Large-Cap Fund and Focused Growth Fund, is a “diversified” Fund within the meaning of the 1940 Act.

Each Fund offers multiple classes of shares of beneficial interest. The classes within each Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

Class A shares are offered at net asset value per share plus an initial sales charge. Additionally, any purchases of Class A shares in excess of $1,000,000 will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within one year of purchase.

Class C shares are offered at net asset value and may be subject to a contingent deferred sales charge on redemptions made within 12 months of purchase. Effective September 30, 2020, Class C shares convert automatically to Class A shares approximately eight years after purchase and at such time will be subject to the lower distribution fee applicable to Class A shares.

Class W shares are offered at net asset value per share. The class is offered exclusively through advisory fee-based programs sponsored by certain financial intermediaries and other programs.

64

SunAmerica Specialty Series

NOTES TO FINANCIAL STATEMENTS — October 31, 2020 — (continued)

Each class of shares bears the same voting, dividend, liquidation and other rights and conditions, except as may otherwise be provided in the Funds’ registration statement. Class A and Class C shares make distribution and account maintenance fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act, with Class C shares being subject to higher distribution fee rates. Class W shares have not adopted 12b-1 Plans and make no payments thereunder, however, Class W shares pay a service fee to the Funds’ distributor for administrative and shareholder services.

Indemnifications: The Trust’s organizational documents provide current and former officers and trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust. In addition, pursuant to Indemnification Agreements between the Trust and each of the current trustees who is not an “interested person,” as defined in Section 2(a)(19) of the 1940 Act, of the Trust (collectively, the “Disinterested Trustees”), the Trust provides the Disinterested Trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust, whether such liabilities are asserted during or after their service as trustees. In addition, in the normal course of business the Trust enters into contracts that contain the obligation to indemnify others. The Trust’s maximum exposure under these arrangements is unknown. Currently, however, the Trust expects the risk of loss to be remote.

Note 2. Basis for consolidation for the SunAmerica Commodity Strategy Cayman Fund Ltd.

The AIG Commodity Strategy Cayman Fund Ltd. (the “Commodity Strategy Subsidiary”), a Cayman Islands exempted company, was incorporated on October 20, 2008, and is a wholly-owned subsidiary of the Commodity Strategy Fund. The Commodity Strategy Subsidiary commenced operations on May 22, 2009 and was organized as a wholly-owned subsidiary of the Commodity Strategy Fund in order to effect certain investments on behalf of the Commodity Strategy Fund consistent with the investment objectives and policies in the Commodity Strategy Fund’s prospectus and statement of additional information. With respect to its investments, the Commodity Strategy Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Commodity Strategy Fund; however, the Commodity Strategy Subsidiary (unlike the Commodity Strategy Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments that may otherwise be limited if purchased by the Commodity Strategy Fund due to federal tax requirements relating to qualifying income. The Commodity Strategy Fund and Commodity Strategy Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investment in certain securities that may involve leverage, the Commodity Strategy Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Commodity Strategy Fund. The Commodity Strategy Fund may invest up to 25% of its assets in the Commodity Strategy Subsidiary. As of October 31, 2020, net assets of the Commodity Strategy Fund were $25,196,636, of which approximately $4,844,082, or approximately 19.2%, represented the Commodity Strategy Fund’s ownership of all issued shares and voting rights of the Commodity Strategy Subsidiary.

Note 3. Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be significant. The Funds are considered investment companies under GAAP and follow the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements:

Security Valuation: In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Funds would receive upon selling an asset or transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP establishes a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the

65

SunAmerica Specialty Series

NOTES TO FINANCIAL STATEMENTS — October 31, 2020 — (continued)

reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tiers are as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Trustees (the “Board”) , etc.)

Level 3 — Significant unobservable inputs (includes inputs that reflect the Funds’ own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The summary of the Funds’ assets and liabilities classified in the fair value hierarchy as of October 31, 2020 is reported on a schedule at the end of each Fund’s Portfolio of Investments.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded and are generally categorized as Level 1. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange (“NYSE”), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and a Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on the review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, the Funds use an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures are generally categorized as Level 2.

Bonds, debentures and other debt securities are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service and are generally categorized as Level 2. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, maturity date, option

66

SunAmerica Specialty Series

NOTES TO FINANCIAL STATEMENTS — October 31, 2020 — (continued)

adjusted spread models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.

Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in registered investment companies are generally categorized as Level 1.

Futures contracts traded on national securities exchanges are valued at the quoted daily settlement price established by the exchange on which they trade reported by a Board-approved pricing service, and are generally categorized as Level 1. Option contracts traded on national securities exchanges are valued at the mean of the last bid and ask price reported by a Board-approved pricing service as of the close of the exchange on which they are traded, and are generally categorized as Level 1.

Option contracts traded in the over-the-counter (“OTC”) market are valued at the mid valuation provided by a Board-approved pricing service, and are generally categorized as Level 2. Swap contracts traded on national securities exchanges are valued at the closing price of the exchange on which they are traded or if a closing price of the exchange is not available, the swap will be valued using a mid valuation provided by a Board-approved pricing service, and are generally categorized as Level 2. Swap contracts traded over the counter are valued at a mid valuation provided by a Board-approved pricing service, and are generally categorized as Level 2. Forward foreign currency contracts (“forward contracts”) are valued at the 4:00 p.m. Eastern Time forward rate and are generally categorized as Level 2.

Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or OTC market, and are generally categorized as Level 1 or Level 2.

The Board is responsible for the share valuation process and has adopted policies and procedures (the “PRC Procedures”) for valuing the securities and other assets held by the Funds, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Trust’s fair valuation procedures. Securities for which market quotations are not readily available or the values of which may be significantly impacted by the occurrence of developments or significant events are generally categorized as Level 3. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

Derivative Instruments:

Futures: During the period, the Commodity Strategy Fund entered into futures transactions for investment purposes in order to provide exposure to commodities. The Small-Cap Fund entered into futures transactions for investment purposes in order to provide exposure to U.S and non-U.S. equity markets.

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures transaction, a Fund will be required to segregate an initial margin payment of cash or other liquid securities with the futures commission merchant (the “broker”). Subsequent payments are made or received by a Fund as a result of changes in the value of the contract and/or changes in the value of the initial margin requirement. Such receipts or payments are recorded in the Statements of Assets and Liabilities as variation margin for changes in the value of the contracts and as cash collateral for futures contracts for the changes in the value of the initial margin requirement. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The primary risk to a Fund of entering into futures contracts is market risk. Market risk is the risk that there will be an unfavorable change in the interest rate, value or currency rate of the underlying security or securities. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. There may also be trading restrictions or limitations imposed by

67

SunAmerica Specialty Series

NOTES TO FINANCIAL STATEMENTS — October 31, 2020 — (continued)

an exchange, and government regulations may restrict trading in futures contracts. While a Fund will generally only purchase exchange-traded futures, due to market conditions, there may not always be a liquid secondary market for a futures contract and, as a result, the Fund may be unable to close out its futures contracts at a time which is advantageous. In addition, if a Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times. There is generally minimal counterparty credit risk to a Fund since exchange-traded futures contracts are centrally cleared.

Futures contracts outstanding at the end of the period, if any, are reported on a schedule at the end of each Fund’s Portfolio of Investments.

Forward Foreign Currency Contracts: During the period, the Income Explorer Fund used forward contracts to attempt to protect securities against changes in future foreign exchange rates.

A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the cumulative change in market value is recorded by a Fund as unrealized appreciation or depreciation. On the settlement date, a Fund records either realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

For federal income tax purposes, the Income Explorer Fund has made an election to treat gains and losses from forward foreign currency contracts as capital gains and losses.

Risks to a Fund of entering into forward contracts include counterparty risk, market risk and illiquidity risk. Counterparty risk arises upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, a Fund’s loss will generally consist of the net amount of contractual payments that the Fund has not yet received though the Fund’s maximum exposure due to counterparty risk could extend to the notional amount of the contract. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reported on the Statement of Assets and Liabilities. Illiquidity risk arises because the secondary market for forwards may have less liquidity relative to markets for other securities. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments.

Forward foreign currency contracts outstanding at the end of the period, if any, are reported on a schedule at the end of each Fund’s Portfolio of Investments.

Options: During the period, the Commodity Strategy Fund used options contracts to provide exposure to commodities.

An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. When a Fund writes a call or a put option, it receives a premium which is equal to the current market value of the option written. The premiums on written options are recorded as a liability on the Statement of Assets and Liabilities. If a Fund purchases a call or a put option, it pays a premium which reflects the current market value of the option and which is included on the Fund’s Statement of Assets and Liabilities as an investment. The option position is marked to market daily and its value fluctuates based upon the value of the underlying financial instrument, time to expiration, cost of borrowing funds, and volatility of the value of the underlying financial instrument. If an option which a Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchased upon exercise of the option. Options may be traded on a national securities exchange or in the OTC market.

68

SunAmerica Specialty Series

NOTES TO FINANCIAL STATEMENTS — October 31, 2020 — (continued)

Risks to the Funds of entering into option contracts include counterparty risk, market risk and, with respect to OTC options, illiquidity risk. Counterparty risk arises from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received. Market risk is the risk that there will be an unfavorable change in the value of the underlying securities, and for written options, may result in losses in excess of the amounts shown on the statement and assets and liabilities. There is also the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. In addition, unlisted options are not traded on an exchange and may not be as actively traded as listed options, making the valuation of such securities more difficult. An unlisted option also entails a greater risk that the party on the other side of the option transaction may default, which would make it impossible to close out an unlisted option position in some cases, and profits related to the transaction lost thereby.

Option contracts outstanding at the end of the period, if any, are reported on a schedule at the end of each Fund’s Portfolio of Investments.

Swap Contracts: Certain Funds may enter into credit default, interest rate and/or total return swap contracts. Swap contracts are privately negotiated in the OTC market and may be entered into as a bilateral contract or a centrally cleared contract (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and a Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Portfolio of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash collateral for centrally cleared swap contracts. Unlike a bilateral swap contract, for centrally cleared swaps, a Fund has no credit exposure to the counterparty as the CCP stands between the Fund and the counterparty. Swaps are marked-to-market daily and the changes in value are recorded as an unrealized gain (loss). The daily change in valuation of swap contracts, if any, is recorded as unrealized appreciation (depreciation) on swap contracts. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Upfront payments and receipts on swap contracts are amortized on a daily basis. Net periodic payments made or received by a Fund are included as part of realized gain (loss).

Total Return Swaps: During the period, the Commodity Strategy Fund used total return swaps for investment purposes in order to provide exposure to commodities.

Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

The Fund will generally enter into total return swaps only on a net basis, which means that the two payment streams are netted against each other, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a total return swap contract or periodically during its term. Total return swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to total return swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty to a total return swap defaults, the Fund’s risk of loss consists of the net discounted amount of payments that the Fund is contractually entitled to receive, if any.

Total return swap contracts outstanding at the end of the period, if any, are reported on a schedule at the end of the Fund’s Portfolio of Investments.

Risks of Entering into Swap Agreements: Risks to a Fund of entering into credit default swaps, total return swaps and interest rate swaps, include credit risk, market risk, counterparty risk, liquidity risk and documentation risk. By entering into swap agreements, a Fund may be exposed to risk of potential loss due to unfavorable changes in interest rates, the price of the underlying security or index, or the underlying referenced asset’s perceived or actual credit, that the counterparty may default on its obligation to perform or the possibility that there is no liquid market for these agreements. There is also the risk that the parties may disagree as to the

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meaning of contractual terms in the swap agreement. In addition, to the extent that a subadviser does not accurately analyze and predict the underlying economic factors influencing the value of the swap, a Fund may suffer a loss, which may be in excess of the amount reflected on the statement of assets and liabilities.

Risks of Commodity-Linked Derivatives: Commodity-linked derivatives are derivative instruments, the value of which is primarily linked to the price movement of a commodity, commodity index or commodity futures or option contract. The commodity-linked derivative instruments in which certain of the Funds invest have substantial risks, including risk of loss of a significant portion of their principal value. Commodity-linked derivative instruments may be more volatile and less liquid than the underlying instruments and their value will be affected by the performance of the commodity markets, as well as economic and other regulatory or political developments, overall market movements and other factors. Typically, the return of the commodity-linked swaps will be based on some multiple of the performance of an index. The multiple (or leverage) will magnify the positive and negative return the Fund earns from these swaps as compared to the index.

Master Agreements: Certain Funds that hold derivative instruments and other financial instruments may be a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements or similar agreements (“Master Agreements”) with certain counterparties that govern such instruments. Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. Collateral can be in the form of cash or securities as agreed to by a Fund and applicable counterparty. Collateral requirements are generally determined based on a Fund’s net position with each counterparty. Master Agreements may also include certain provisions that require a Fund to post additional collateral upon the occurrence of certain events, such as when a Fund’s net assets fall below a specified level. In addition, Master Agreements typically specify certain standard termination events, such as failure of a party to pay or deliver, credit support defaults and other events of default. Termination events applicable to a Fund may also occur upon a decline in a Fund’s net assets below a specified level over a certain period of time. Additional termination events applicable to counterparties may occur upon a decline in a counterparty’s long-term and short-term credit ratings below a specified level, or upon a decline in the ratings of a counterparty’s credit support provider. Upon the occurrence of a termination event, the other party may elect to terminate early and cause settlement of all instruments outstanding pursuant to a particular Master Agreement, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of a Fund’s counterparties to elect early termination could cause a Fund to accelerate the payment of liabilities, which settlement amounts could be in excess of the amount of assets that are already posted as collateral. Typically, the Master Agreement will permit a single net payment in the event of default. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. As a result, the early termination with respect to derivative instruments subject to Master Agreements that are in a net liability position could be material to a Fund’s financial statements. The Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables represent the value of derivatives held as of October 31, 2020, by their primary underlying risk exposure and the respective location on the Statement of Assets and Liabilities and the effect of derivatives on the Statement of Operations for the year ended October 31, 2020. The derivative contracts held during the period are not accounted for as hedging instruments under GAAP. For a detailed presentation of derivatives held as of October 31, 2020, please refer to a schedule at the end of each Fund’s Portfolio of Investments.

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	Futures Contracts(1)(8)	Swap Contracts(2)	Options Purchased(3)	Foreign Forward Exchange Contracts(4)	Futures Contracts(1)(8)	Swap Contracts(5)	Options Written(6)	Foreign Forward Exchange Contracts(7)

Equity Contracts
Fund	Asset Derivatives				Liability Derivatives
Small-Cap	$—	$—	$—	$—	$11,880	$—	$—	$—

Commodity Contracts
	Asset Derivatives				Liability Derivatives
Commodity Strategy#	$97,406	$—	$33,165	$—	$63,654	$—	$17,160	$—

Foreign Exchange Contracts
	Asset Derivatives				Liability Derivatives
Income Explorer	$—	$—	$—	$—	$—	$—	$—	$—

Statement of Assets and Liabilities Location:

(1)	Variation margin on futures contracts
(2)	Unrealized appreciation on swap contracts
(3)	Investments at value (unaffiliated)
(4)	Unrealized appreciation on forward foreign currency contracts
(5)	Unrealized depreciation on swap contracts
(6)	Call and put options written, at value
(7)	Unrealized depreciation on forward foreign currency contracts
(8)	The variation margin on futures contracts is included in the cumulative appreciation (depreciation) as reported on each Fund's Portfolio of Investments in the following amounts:

Fund	Cumulative Appreciation (Depreciation)
Commodity Strategy#	$832,882
Small-Cap	2,622

#	Consolidated (see Note 2)

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	Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
	Futures Contracts(1)	Swap Contracts(2)	Written Options(3)	Purchased Options(4)	Foreign Forward Exchange Contracts(5)

Fund	Equity Contracts
Small-Cap	$258,039	$—	$—	$—	$—

	Commodity Contracts
Commodity Strategy#	$(1,813,153)	$(958,890)	$16,348	$17,873	$—

	Foreign Exchange Contracts
Income Explorer .	$—	$—	$—	$—	$(8,469)

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
	Futures Contracts(6)	Swap Contracts(7)	Written Options(8)	Purchased Options(9)	Foreign Forward Exchange Contracts(10)

Fund	Equity Contracts
Small-Cap	$(17,836)	$—	$—	$—	$—

	Commodity Contracts
Commodity Strategy#	$418,398	$(48,409)	$2,419	$(5,059)	$—

	Foreign Exchange Contracts
Income Explorer .	$—	$—	$—	$—	$10,197

Statement of Operations Location:

(1)	Net realized gain (loss) on futures contracts
(2)	Net realized gain (loss) on swap contracts
(3)	Net realized gain (loss) on written options contracts
(4)	Net realized gain (loss) on investments
(5)	Net realized gain (loss) on forward contracts
(6)	Change in unrealized appreciation (depreciation) on futures contracts
(7)	Change in unrealized appreciation (depreciation) on swap contracts
(8)	Change in unrealized appreciation (depreciation) on written options contracts
(9)	Change in unrealized appreciation (depreciation) on investments
(10)	Change in unrealized appreciation (depreciation) on forward contracts
#	Consolidated (see Note 2)

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The following table represents the average monthly balances of derivatives held during the year ended October 31, 2020.

	Average Amount Outstanding During the Period
Fund	Futures Contracts(2)	Foreign Exchange Contracts(2)	Purchased Call Options Contracts(1)	Purchased Put Options Contracts(1)	Total Return Swap Contracts(1)	Written Call Options Contracts(1)	Written Put Options Contracts(1)
Commodity Strategy#	$20,519,336	$—	$9,036	$4,229	$8,885,518	$4,408	$975
Income Explorer	—	109,596	—	—	—	—	—
Small-Cap	715,957	—	—	—	—	—	—

(1)	Amounts represent values in US dollars.
(2)	Amounts represent notional amounts in US dollars.
#	Consolidated (see Note 2)

The following tables set forth the Funds’ derivative assets and liabilities by counterparty, net of amount available for offset under Master Agreements and net of related collateral pledged/(received) as of October 31, 2020. The repurchase agreements held by the Funds as of October 31, 2020 are subject to Master Agreements but are not included in the following tables. See the Portfolio of Investments and Notes to the Financial Statements for more information about the Funds’ holdings in repurchase agreements.

AIG Commodity Strategy Fund#
	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Forward Foreign Currency Contracts	OTC Swaps	Options Purchased	Total	Forward Foreign Currency Contracts	OTC Swaps	Options Written	Total	Net Derivative Assets (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount(3)
JPMorgan	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

(1)	Gross amounts of recognized assets and liabilities not offset in the Statement of Assets and Liabilities.
(2)	For each respective counterparty, collateral pledged or (received) is limited to an amount not to exceed 100% of the derivative asset/liability in the table above.
(3)	Net amount represents the net amount due (to)/from counterparty in the event of a default based on the contractual set-off rights under the agreement.
#	Consolidated (see Note 2)

Repurchase Agreements: The Funds, along with other affiliated registered investment companies, pursuant to procedures adopted by the Board and applicable guidance from the Securities and Exchange Commission (“SEC”), may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, the Funds’ custodian takes possession of the collateral pledged for investments in such repurchase agreements (“repo” or collectively “repos”). The underlying collateral is valued daily on a mark to market basis, plus accrued interest to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Fund may be delayed or limited.

As of October 31, 2020, the following Fund held an undivided interest in the joint repurchase agreement with Bank of America Securities LLC:

Fund	Percentage Ownership	Principal Amount
Commodity Strategy	0.92%	$690,000
Commodity Strategy Subsidiary	0.67	500,000

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As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

Bank of America Securities LLC, dated October 30, 2020, bearing interest at a rate of 0.06% per annum, with a principal amount of $75,000,000, a repurchase price of $75,000,375, and a maturity date of November 2, 2020. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Notes	0.25%	06/15/2023	$76,310,000	$76,519,051

As of October 31, 2020, the following Funds held an undivided interest in the joint repurchase agreement with Barclays Capital, Inc.:

Fund	Percentage Ownership	Principal Amount
Commodity Strategy	0.92%	$600,000
Commodity Strategy Subsidiary	0.67	435,000

As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

Barclays Capital, Inc., dated October 30, 2020, bearing interest at a rate of 0.07% per annum, with a principal amount of $65,000,000, a repurchase price of $65,000,379, and a maturity date of November 2, 2020. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Bonds	1.13%	05/15/2040	$68,705,000	$66,150,733

As of October 31, 2020, the following Funds held an undivided interest in the joint repurchase agreement with BNP Paribas SA:

Fund	Percentage Ownership	Principal Amount
Commodity Strategy	0.92%	$600,000
Commodity Strategy Subsidiary	0.67	435,000

As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

BNP Paribas SA, dated October 30, 2020, bearing interest at a rate of 0.06% per annum, with a principal amount of $65,000,000, a repurchase price of $65,000,325, and a maturity date of November 2, 2020. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Bonds	2.38%	11/15/2049	$55,398,700	$66,017,976

As of October 31, 2020, the following Funds held an undivided interest in the joint repurchase agreement with Deutsche Bank AG:

Fund	Percentage Ownership	Principal Amount
Commodity Strategy	0.92%	$785,000
Commodity Strategy Subsidiary	0.67	570,000

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As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

Deutsche Bank AG, dated October 30, 2020, bearing interest at a rate of 0.06% per annum, with a principal amount of $85,000,000, a repurchase price of $85,000,425 and a maturity date of November 2, 2020. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Notes	2.00%	10/31/2022	$82,866,000	$86,756,817

As of October 31, 2020, the following Funds held an undivided interest in the joint repurchase agreement with RBS Securities, Inc.:

Fund	Percentage Ownership	Principal Amount
Commodity Strategy	0.93%	$825,000
Commodity Strategy Subsidiary	0.68	605,000

As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

RBS Securities, Inc., dated October 30, 2020, bearing interest at a rate of 0.06% per annum, with a principal amount of $88,500,000, a repurchase price of $88,500,443, and a maturity date of November 2, 2020. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Notes	0.50%	08/31/2027	$90,760,000	$90,255,038

Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: Securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis.

Interest income is accrued daily from settlement date except when collection is not expected. For financial statement purposes, the Funds amortize all premiums and accrete all discounts on fixed income securities. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex-dividend date.

Securities purchased or sold on a when-issued or forward commitment basis outstanding at the end of the period, if any, are included in investments purchased/sold on an extended settlement basis in the Statement of Assets and Liabilities.

Distributions received from Real Estate Investment Trusts (“REIT”) investments are recharacterized based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The amount recharacterized as ordinary income is recorded as dividend income and the amount recharacterized as capital gain is recorded as realized gain in the Statement of Operations. The amount recharacterized as return of capital is recorded as a reduction to the cost of investments in the Statement of Assets and Liabilities. These recharacterizations are reflected in the accompanying financial statements.

Expenses common to all Funds are allocated among the Funds based on relative net assets or other appropriate methods. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

Income, expenses other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital share activity of the respective class).

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Dividends from net investment income, if any, are normally paid monthly for the Income Explorer Fund and quarterly for the ESG Dividend Fund. All other Funds pay annually. Each of the Funds reserves the right to declare and pay dividends less frequently than disclosed above, provided that the net realized capital gains and the net investment income, if any, are paid at least annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date.

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net assets are not affected by these reclassifications.

Each Fund is considered a separate entity for tax purposes and intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any net capital gains on investments, to its shareholders. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that each Fund will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed each Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Funds are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds file U.S. federal and certain state income tax returns. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the period.

Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statements of Operations include realized foreign exchange gains and losses from currency gains or losses between the trade and the settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rates.

LIBOR Risk: A Fund’s investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offer Rate (“LIBOR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. This announcement and any additional regulatory or market changes may have an adverse impact on a Fund or its investments.

In advance of 2021, regulators and market participants are expected to work together to identify or develop successor Reference Rates. Additionally, prior to 2021, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through market wide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference

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Rates presents risks to a Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by a Fund or on its overall financial condition or results of operations. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect a Fund’s performance and/or NAV.

New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13 “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement”. The ASU eliminates, modifies, and adds disclosure requirements for fair value measurements and is for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The ASU allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. Management has elected to early adopt the provisions that eliminate disclosure requirements and is still evaluating the impact of applying the rest of the ASU.

Effective November 1, 2019, the Funds are subject to ASU 2017-08, “Premium Amortization on Purchased Callable Debt Securities”, which requires the premiums on certain purchased debt securities with non-contingent call features to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount is not impacted. Adoption of the ASU had no material impact on the Funds.

Note 4. Investment Advisory and Management Agreements, Distribution and Service Agreements

The Trust, on behalf of each Fund, has entered into Investment Advisory and Management Agreements (the “Agreements”) with SunAmerica. Under the Agreements, SunAmerica provides continuous supervision of each Fund’s portfolio and administrative affairs, subject to general review by the Board. In connection therewith, SunAmerica furnishes the Funds with office facilities, maintains certain of the Funds’ books and records, pays the salaries and expenses of all personnel, including officers of the Funds who are employees of SunAmerica and its affiliates and oversees the performance of services provided to the Funds by third parties. Pursuant to the Agreements, the Funds pay SunAmerica a management fee at an annual rate based on average daily net assets, which is computed daily and payable monthly, as follows:

Fund	Percentage
Commodity Strategy	1.00%
ESG Dividend	0.75
Focused Alpha Large-Cap	1.00
Focused Growth	1.00
Income Explorer	1.00
Small-Cap	1.00

The Commodity Strategy Subsidiary has entered into a separate contract with SunAmerica whereby SunAmerica provides investment advisory and other services to the Commodity Strategy Subsidiary. In consideration of these services, the Commodity Strategy Subsidiary pays SunAmerica a management fee at the annual rate of 1.00% of average daily net assets of the Commodity Strategy Subsidiary. SunAmerica has contractually agreed to waive the management fee it receives from the Commodity Strategy Fund in an amount equal to the management fee paid by the Commodity Strategy Subsidiary to SunAmerica (the “Commodity Strategy Subsidiary management fee waiver”). This waiver may not be terminated by SunAmerica, and will remain in effect for as long as SunAmerica’s contract with the Commodity Strategy Subsidiary is in place. For the year ended October 31, 2020, the amount of advisory fees waived was $52,075.

Pursuant to the Subadvisory Agreement between SunAmerica and Wellington Management Company LLP (“Wellington”) (the “Commodity Strategy Subadvisory Agreement”), SunAmerica has delegated portfolio management responsibilities of the Commodity Strategy Fund to Wellington. Pursuant to a Subadvisory Agreement between SunAmerica and Wellington with respect to the Commodity Strategy Subsidiary, SunAmerica has delegated portfolio management responsibilities of the Commodity Strategy Subsidiary to Wellington. Payments to Wellington for its services are made by SunAmerica, not by the Fund.

Pursuant to the Subadvisory Agreement between SunAmerica and Marsico Capital Management, LLC (“Marsico”) and the Subadvisory Agreement between SunAmerica and Blackrock Investment Management, LLC (“Blackrock”), SunAmerica has

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delegated portfolio management responsibilities of the Focused Alpha Large-Cap Fund to Marsico and Blackrock. Each Subadviser is paid by SunAmerica and not the Fund.

Pursuant to the Subadvisory Agreement between SunAmerica and Marsico, and the Subadvisory Agreement between SunAmerica and BAMCO, Inc. (“BAMCO”), SunAmerica has delegated portfolio management responsibilities of the Focused Growth Fund to Marsico and BAMCO. Each subadviser is paid by SunAmerica and not the Fund.

Prior to December 17, 2019 (the “Effective Date”), SunAmerica delegated a portion of portfolio management responsibilities of the Income Explorer Fund to Cohen & Steers Capital Management, Inc. (“Cohen & Steers”). Cohen and Steers was paid by SunAmerica and not by the Fund. As of the Effective Date, Cohen & Steers no longer serves as subadviser to the Fund, and SunAmerica assumed day-to-day management responsibilities.

Pursuant to the Subadvisory Agreement between SunAmerica and Cadence Capital Management, LLC (“Cadence”), SunAmerica has delegated a portion of portfolio management responsibilities of the Small-Cap Fund to Cadence. Cadence is paid by SunAmerica and not by the Fund.

Pursuant to an Advisory Fee Wavier Agreement with the Focused Growth Fund and the Small-Cap Fund, SunAmerica is contractually obligated to waive its advisory fee so that the advisory fee equals 0.90% and 0.85%, respectively, of average daily net assets of each of the Funds. For the year ended October 31, 2020, the amount of advisory fees waived for the Focused Growth Fund and Small-Cap Fund was $567,677 and $57,152, respectively. Effective March 31, 2020, pursuant to an Advisory Fee Wavier Agreement with the Income Explorer Fund, SunAmerica is contractually obligated to waive its advisory fee so that the advisory fee equals 0.75% of average daily net assets of the Fund. For the year ended October 31, 2020, the amount of advisory fees waived for the Income Explorer Fund was $55,225.

SunAmerica has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to cap the Funds’ annual Fund operating expense at the following percentages of each Class’s average daily net assets. For the purposes of waived fee and/or reimbursed expense calculations, annual Fund operating expenses shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of a Fund’s business. The contractual expense fee waivers and expense reimbursements will continue in effect indefinitely, unless terminated by the Trustees, including a majority of the Disinterested Trustees.

Fund	Percentage
Commodity Strategy Class A#	1.72%
Commodity Strategy Class C#	2.37
Commodity Strategy Class W#	1.52
ESG Dividend Class A	1.13
ESG Dividend Class C	1.78
ESG Dividend Class W	0.93
Focused Alpha Large-Cap Class A	1.72
Focused Alpha Large-Cap Class C	2.37
Focused Alpha Large-Cap Class W	1.52
Focused Growth Class A	1.13
Focused Growth Class C	1.78
Focused Growth Class W	0.93
Income Explorer Class A(1)	0.99
Income Explorer Class C(1)	1.64
Income Explorer Class W(1)	0.79
Small-Cap Class A	1.25
Small-Cap Class C	1.90
Small-Cap Class W	1.05

#	Consolidated (see Note 2)
(1)

Effective March 31, 2020, the expense limitation for Class A, C and W changed from 1.55%, 2.20%, and 1.35% to 0.99%, 1.64% and 0.79%, respectively. Prior to December 17, 2019, the expense limitation for Class A, C and W was 1.72%, 2.37% and 1.52%, respectively.

78

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NOTES TO FINANCIAL STATEMENTS — October 31, 2020 — (continued)

Any contractual waivers and/or reimbursements made by SunAmerica with respect to a Fund, with the exception of the Advisory Fee and Subsidiary management fee waivers, are subject to recoupment from the Funds within two years after the occurrence of any such waivers and/or reimbursements, provided that the Funds are able to effect such payment to SunAmerica and remain in compliance with the expense limitations in effect at the time the waivers and/or reimbursements were made.

For the year ended October 31, 2020, pursuant to the contractual expense limitations referred above, SunAmerica has waived or reimbursed expenses as follows:

Fund	Other Expenses Reimbursed
Commodity Strategy	$228,791
ESG Dividend	156,255
Focused Alpha Large-Cap	—
Focused Growth	989,710
Income Explorer	246,672
Small-Cap	250,729

Fund	Class Specific Expenses Reimbursed
Commodity Strategy Class A	$80,132
Commodity Strategy Class C	15,762
Commodity Strategy Class W	15,993
ESG Dividend Class A	61,639
ESG Dividend Class C	13,099
ESG Dividend Class W	31,427
Focused Alpha Large-Cap Class A	—
Focused Alpha Large-Cap Class C	—
Focused Alpha Large-Cap Class W	1,936
Focused Growth Class A	1,198,786
Focused Growth Class C	133,639
Focused Growth Class W	108,363
Income Explorer Class A	99,442
Income Explorer Class C	22,456
Income Explorer Class W	24,815
Small-Cap Class A	102,456
Small-Cap Class C	17,787
Small-Cap Class W	20,449

For the year ended October 31, 2020, the amounts recouped by SunAmerica are as follows:

Fund	Class Specific Expenses Recouped
Commodity Strategy Class A	$—
Commodity Strategy Class C	—
Commodity Strategy Class W	—
ESG Dividend Class A	—
ESG Dividend Class C	—
ESG Dividend Class W	—
Focused Alpha Large-Cap Class A	—
Focused Alpha Large-Cap Class C	—
Focused Alpha Large-Cap Class W	4,983
Focused Growth Class A	—
Focused Growth Class C	—
Focused Growth Class W	—
Income Explorer Class A	—

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NOTES TO FINANCIAL STATEMENTS — October 31, 2020 — (continued)

Fund	Class Specific Expenses Recouped
Income Explorer Class C	$—
Income Explorer Class W	—
Small-Cap Class A	—
Small-Cap Class C	—
Small-Cap Class W	—

At October 31, 2020, expenses previously waived and/or reimbursed by SunAmerica that are subject to recoupment and expire during the time periods indicated are as follows:

	Other Expenses Reimbursed
Fund	October 31, 2021	October 31, 2022
Commodity Strategy	$194,012	$228,791
ESG Dividend	144,525	156,255
Focused Alpha Large-Cap	—	—
Focused Growth	1,010,634	989,710
Income Explorer	67,581	246,672
Small-Cap	213,197	250,729

	Class Specific Expenses Reimbursed
Fund	October 31, 2021	October 31, 2022
Commodity Strategy Class A	$91,964	$80,132
Commodity Strategy Class C	17,581	15,762
Commodity Strategy Class W	17,219	15,993
ESG Dividend Class A	66,884	61,639
ESG Dividend Class C	12,051	13,099
ESG Dividend Class W	28,425	31,427
Focused Alpha Large-Cap Class A	—	—
Focused Alpha Large-Cap Class C	—	—
Focused Alpha Large-Cap Class W	—	1,218
Focused Growth Class A	1,143,417	1,198,786
Focused Growth Class C	152,360	133,639
Focused Growth Class W	151,927	108,363
Income Explorer Class A	98,793	99,442
Income Explorer Class C	22,451	22,456
Income Explorer Class W	26,877	24,815
Small-Cap Class A	124,303	102,456
Small-Cap Class C	20,445	17,787
Small-Cap Class W	35,892	20,449

The Trust, on behalf of each Fund, has a Distribution Agreement with AIG Capital Services, Inc. (“ACS” or the “Distributor”), an affiliate of the Adviser. Each Fund has adopted a Distribution Plan on behalf of its Class A shares and Class C shares (each a “Plan” and collectively, the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, hereinafter referred to as the “Class A Plan” and the “Class C Plan.” In adopting the Plans, the Trustees determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

Under the Class A Plan and Class C Plan, the Distributor receives payments from a Fund at an annual rate of 0.10% and 0.75%, respectively, of average daily net assets of such Fund’s Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be compensated include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year, the amount paid to the Distributor under each Plan may exceed the Distributor’s distribution costs as described above. During the year ended October 31, 2020, ACS waived fees in the amount of $10,527 for the Class A shares of AIG ESG

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NOTES TO FINANCIAL STATEMENTS — October 31, 2020 — (continued)

Fund. The Plans further provide that the Class A and Class C shares of each Fund shall pay the Distributor an account maintenance fee up to an annual rate of 0.25% of the average daily net assets of such class of shares for payments to broker-dealers for providing account maintenance activities. The Distributor does not receive or retain any distribution and/or a account maintenance fees for any shares when the shareholder does not have a broker of record. For the year ended October 31, 2020, ACS received fees based upon the aforementioned rates (see Statement of Operations).

The Trust, on behalf of each fund, has entered into an Administrative and Shareholder Services Agreement with ACS, pursuant to which ACS is paid an annual fee of 0.15% of average daily net assets of Class W shares as compensation for providing administrative and shareholder services to Class W shareholders. For year ended October 31, 2020, ACS earned fees based upon the aforementioned rates (see Statement of Operations).

ACS receives sales charges on each Fund’s Class A shares, portions of which are reallocated to affiliated broker-dealers and nonaffiliated broker-dealers. ACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Fund’s Class A and Class C shares. ACS has advised the Funds that for the year ended October 31, 2020, the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

	Class A				Class C
Fund	Sales Charges	Affiliated Broker-dealers	Non-affiliated Broker-dealers	Contingent Deferred Sales Charges	Contingent Deferred Sales Charges
Commodity Strategy	$1,996	$740	$965	$—	$51
ESG Dividend	29,667	16,376	9,202	—	—
Focused Alpha Large-Cap	285,129	74,355	168,512	—	1,441
Focused Growth	432,252	132,578	235,424	6,227	2,330
Income Explorer	34,992	10,890	18,247	—	772
Small-Cap	38,504	22,723	9,823	—	41

The Trust has entered into a Service Agreement with AIG Fund Services, Inc. (“AFS”), an affiliate of the Adviser. Under the Service Agreement, AFS performs certain shareholder account functions by assisting the Funds’ transfer agent, DST Asset Manager Solutions, Inc. (“DST”), in connection with the services that it offers to the shareholders of the Funds. Pursuant to the Service Agreement, the Funds pay a fee to AFS for services rendered based upon an annual rate of 0.22% of daily net assets. For the year ended October 31, 2020, the Funds incurred the following expenses which are included in transfer agent fees payable in the Statement of Assets and Liabilities and in transfer agent fees and expenses in the Statement of Operations, to compensate AFS pursuant to the terms of the Service Agreement.

Fund	Expenses	Payable at October 31, 2020
Commodity Strategy Class A	$53,135	$4,558
Commodity Strategy Class C	1,426	78
Commodity Strategy Class W	2,171	123
ESG Dividend Class A	51,006	5,263
ESG Dividend Class C	2,731	300
ESG Dividend Class W	14,210	1,446
Focused Alpha Large-Cap Class A	1,240,731	112,064
Focused Alpha Large-Cap Class C	70,382	5,307
Focused Alpha Large-Cap Class W	60,861	7,362
Focused Growth Class A	1,048,917	105,602
Focused Growth Class C	109,780	10,032
Focused Growth Class W	90,192	8,174
Income Explorer Class A	73,005	5,980
Income Explorer Class C	6,493	477
Income Explorer Class W	7,832	430
Small-Cap Class A	72,715	6,199
Small-Cap Class C	4,465	312
Small-Cap Class W	6,643	379

81

SunAmerica Specialty Series

NOTES TO FINANCIAL STATEMENTS — October 31, 2020 — (continued)

At October 31, 2020, SunAmerica Series, Inc. AIG Active Allocation Fund and AIG Multi-Asset Allocation Fund (“Strategy Funds”), affiliates of the Adviser owned 5% or more of the outstanding shares of the following Funds:

	Holder
Fund	Active Allocation Fund	Multi-Asset Allocation Fund
Commodity Strategy	3.40%	76.82%
ESG Dividend	13.67	52.75
Income Explorer	11.82	53.00
Small-Cap	9.31	55.20

The Strategy Portfolios do not invest in the underlying funds for the purpose of exercising management or control; however, investments by these Portfolios within the set limits across their asset allocations may represent a significant portion of net assets of the underlying funds.

Note 5. Purchases and Sales of Investment Securities

The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended October 31, 2020 were as follows:

Fund	Purchases of portfolio securities (excluding U.S. government securities)	Sales of portfolio securities (excluding U.S. government securities)	Purchases of U.S. government securities	Sales of U.S. government securities
Commodity Strategy	$16,393	$132,265	$—	$1,000,009
ESG Dividend	27,939,686	21,245,639	—	—
Focused Alpha Large-Cap	462,258,356	525,882,230	—	—
Focused Growth	294,542,297	423,873,979	—	—
Income Explorer	53,591,302	55,486,960	—	—
Small-Cap	25,288,880	33,285,718	—	—

Note 6. Federal Income Taxes

The following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily due to taxable income from wholly owned foreign subsidiary, amortization of organizational costs, investments in passive foreign investment companies, investments in real estate investment trusts, investments in partnerships, wash sales and derivative transactions.

	Distributable Earnings			Tax Distributions
	For the year ended October 31, 2020
Fund	Ordinary Income	Long-term Gains/ Capital Loss Carryover	Unrealized Appreciation (Depreciation)*	Ordinary Income	Long-Term Capital Gains	Return of Capital
AIG Commodity Strategy#	$—	$(83,764,755)	$(16,687,895)	$215,638	$—	$—
AIG ESG Dividend	35,350	(694,349)	768,621	717,721	—	—
AIG Focused Alpha Large-Cap	—	59,430,931	114,614,617	89,198	64,662,211	—
AIG Focused Growth	—	65,948,971	212,023,703	—	54,731,618	—
AIG Income Explorer	—	(2,054,470)	(3,703,550)	1,316,020	—	79,658
AIG Small-Cap	—	(865,558)	1,039,878	26	1,042,743	—

*	Unrealized appreciation (depreciation) includes amounts for derivatives and other assets and liabilities denominated in foreign currency.
#	Consolidated (see Note 2)

	Tax Distributions
	For the year ended October 31, 2019
Fund	Ordinary Income	Long-Term Capital Gains
AIG Commodity Strategy	$25,732	$—
AIG ESG Dividend	924,735	1,650,859
AIG Focused Alpha Large-Cap	—	104,688,935
AIG Focused Growth	—	122,154,493
AIG Income Explorer	2,279,752	435,289
AIG Small-Cap	260,473	5,996,624

82

SunAmerica Specialty Series

NOTES TO FINANCIAL STATEMENTS — October 31, 2020 — (continued)

As of October 31, 2020, for Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which are available to offset future capital gains, if any:

	Unlimited
Fund	ST	LT
Commodity Strategy#	$51,864,246	$31,900,509
ESG Dividend	—	694,349
Focused Alpha Large-Cap	—	—
Focused Growth	—	—
Income Explorer	1,697,959	356,511
Small-Cap	865,558	—

The Funds indicated below utilized capital loss carryforwards which offset net realized taxable gains, in the period ended October 31, 2020.

Fund	Capital Loss Carryforward Utilized
AIG Commodity Strategy	$4,704
AIG ESG Dividend	—
AIG Focused Alpha Large-Cap	—
AIG Focused Growth	—
AIG Income Explorer	—
AIG Small-Cap	—

Under the current tax law, late year ordinary losses may be deferred and treated as occurring on the first day of the following year. For the fiscal year ended October 31, 2020 the Funds elected to defer late year ordinary losses as follows:

Fund	Deferred Late Year Ordinary Loss	Deferred Post- October Short-Term Capital Loss	Deferred Post- October Long-Term Capital Loss
AIG Commodity Strategy	$122,487	$—	$—
AIG ESG Dividend	—	—	—
AIG Focused Alpha Large-Cap	62,129	—	—
AIG Focused Growth	3,363,125	—	—
AIG Income Explorer	—	—	—
AIG Small-Cap	78,098	—	—

For the period ended October 31, 2020, the reclassifications arising from book/tax differences resulted in increases (decreases) that were due to deconsolidation adjustments of the wholly owned foreign subsidiaries, derivative transactions, net investment losses, treatment of foreign currency, capital loss carryforwards acquired as a result of mergers, and equalization debits to the components of net assets as follows:

Fund	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain (Loss)	Capital Paid-in
AIG Commodity Strategy	$119,304	$2,759,340	$(2,878,644)
AIG ESG Dividend	—	—	—
AIG Focused Alpha Large-Cap	361,785	10,980	(372,765)
AIG Focused Growth	3,014,823	(7,504)	(3,007,319)
AIG Income Explorer	30,179	17,715	(47,894)
AIG Small-Cap	51,180	(21,272)	(29,908)

At October 31, 2020 the amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities and repurchase agreements, were as follows:

Fund	Aggregate Unrealized Gain@	Aggregate Unrealized Loss@	Net Unrealized Gain/ (Loss)@	Cost of Investments
Commodity Strategy#	$2,318,500	$(19,738,012)	$(17,419,512)	$42,700,210
ESG Dividend	3,966,595	(3,197,974)	768,621	35,624,125
Focused Alpha Large-Cap	134,873,318	(20,258,701)	114,614,617	512,139,375
Focused Growth	213,593,411	(1,569,708)	212,023,703	373,313,356
Income Explorer	227,849	(3,932,343)	(3,704,494)	38,571,542
Small-Cap	5,904,403	(4,864,525)	1,039,878	34,035,035

#	Consolidated (see Note 2)
@	Unrealized appreciation (depreciation) includes amounts for derivatives.

83

SunAmerica Specialty Series

NOTES TO FINANCIAL STATEMENTS — October 31, 2020 — (continued)

Note 7. Capital Share Transactions

Transactions in capital shares of each class of each Fund were as follows:

	Commodity Strategy Fund#
	Class A		Class A		Class C		Class C
	For the year ended October 31, 2020		For the year ended October 31, 2019		For the year ended October 31, 2020		For the year ended October 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	782,846	$4,419,016	744,193	$4,923,330	5,337	$28,819	11,429	$72,103
Reinvested shares	30,664	197,170	3,240	21,807	—	—	—	—
Shares redeemed	(1,311,078)	(7,909,509)	(925,463)	(6,056,798)	(93,211)	(536,279)	(125,105)	(783,222)

Net increase (decrease) in shares outstanding before automatic conversion	(497,568)	(3,293,323)	(178,030)	(1,111,661)	(87,874)	(507,460)	(113,676)	(711,119)
Shares issued/(reacquired) upon automatic conversion	35,587	213,610	7,901	51,136	(37,363)	(213,610)	(8,303)	(51,136)

Net increase (decrease)	(461,981)	$(3,079,713)	(170,129)	$(1,059,525)	(125,237)	$(721,070)	(121,979)	$(763,255)

	Commodity Strategy Fund#
	Class W		Class W
	For the year ended October 31, 2020		For the year ended October 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	53,202	$342,792	127,061	$850,819
Reinvested shares	2,254	14,673	478	3,253
Shares redeemed	(193,132)	(1,170,246)	(152,650)	(1,030,981)

Net increase (decrease)	(137,676)	$(812,781)	(25,111)	$(176,909)

#	Consolidated (see Note 2)

	ESG Dividend Fund
	Class A		Class A		Class C		Class C
	For the year ended October 31, 2020		For the year ended October 31, 2019		For the year ended October 31, 2020		For the year ended October 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	715,337	$9,304,685	212,418	$2,936,076	73,004	$966,574	44,290	$601,260
Reinvested shares	39,147	522,423	149,957	2,162,528	1,539	20,527	2,866	41,372
Shares redeemed	(234,240)	(3,333,920)	(413,727)	(6,051,867)	(34,685)	(466,124)	(3,122)	(45,215)

Net increase (decrease)	520,244	$6,493,188	(51,352)	$(953,263)	39,858	$520,977	44,034	$597,417

	ESG Dividend Fund
	Class W		Class W
	For the year ended October 31, 2020		For the year ended October 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	295,030	$4,127,530	516,899	$7,556,893
Reinvested shares	11,967	162,440	25,200	365,215
Shares redeemed	(361,109)	(5,481,861)	(92,826)	(1,338,906)

Net increase (decrease)	(54,112)	$(1,191,891)	449,273	$6,583,202

84

SunAmerica Specialty Series

NOTES TO FINANCIAL STATEMENTS — October 31, 2020 — (continued)

	Focused Alpha Large-Cap Fund
	Class A		Class A		Class C		Class C
	For the year ended October 31, 2020		For the year ended October 31, 2019		For the year ended October 31, 2020		For the year ended October 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	767,566	$20,909,471	788,384	$21,185,928	439,000	$11,493,874	298,457	$7,277,088
Reinvested shares	2,166,932	56,145,211	3,597,827	90,593,272	152,188	3,643,371	243,728	5,754,416
Shares redeemed	(3,083,382)	(83,270,436)	(2,673,521)	(73,772,251)	(788,429)	(20,482,952)	(391,153)	(9,890,641)

Net increase (decrease) in shares outstanding before automatic conversion	(148,884)	(6,215,754)	1,712,690	38,006,949	(197,241)	(5,345,707)	151,032	3,140,863
Shares issued/(reacquired) upon automatic conversion	256,484	7,625,274	39,916	1,127,361	(279,082)	(7,625,274)	(42,633)	(1,127,361)

Net increase (decrease)	107,600	$1,409,520	1,752,606	$39,134,310	(476,323)	$(12,970,981)	108,399	$2,013,502

	Focused Alpha Large-Cap Fund
	Class W		Class W
	For the year ended October 31, 2020		For the year ended October 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	910,896	$25,666,076	318,807	$9,137,453
Reinvested shares	78,680	2,078,729	117,540	3,007,853
Shares redeemed	(477,490)	(12,541,973)	(278,699)	(7,761,212)

Net increase (decrease)	512,086	$15,202,832	157,648	$4,384,094

	Focused Growth Fund
	Class A		Class A		Class C		Class C
	For the year ended October 31, 2020		For the year ended October 31, 2019		For the year ended October 31, 2020		For the year ended October 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,264,914	$34,384,961	1,222,201	$30,798,053	311,696	$7,566,217	318,215	$7,362,172
Reinvested shares	1,797,829	42,177,071	3,675,722	87,813,005	237,846	5,125,588	572,895	12,764,097
Shares redeemed	(3,266,776)	(84,914,895)	(3,546,402)	(90,930,305)	(953,603)	(23,161,363)	(981,090)	(22,907,904)

Net increase (decrease) in shares outstanding before automatic conversion	(204,033)	(8,352,863)	1,351,521	27,680,753	(404,061)	(10,469,558)	(89,980)	(2,781,635)
Shares issued/(reacquired) upon automatic conversion	88,651	2,751,928	46,641	1,276,839	(96,970)	(2,751,928)	(50,118)	(1,276,839)

Net increase (decrease)	(115,382)	$(5,600,935)	1,398,162	$28,957,592	(501,031)	$(13,221,486)	(140,098)	$(4,058,474)

85

SunAmerica Specialty Series

NOTES TO FINANCIAL STATEMENTS — October 31, 2020 — (continued)

	Focused Growth Fund
	Class W		Class W
	For the year ended October 31, 2020		For the year ended October 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	584,747	$16,286,467	997,214	$25,912,229
Reinvested shares	176,418	4,239,325	558,388	13,607,909
Shares redeemed	(1,297,263)	(33,691,051)	(2,203,896)	(57,152,413)

Net increase (decrease)	(536,098)	$(13,165,259)	(648,294)	$(17,632,275)

	Income Explorer Fund
	Class A		Class A		Class C		Class C
	For the year ended October 31, 2020		For the year ended October 31, 2019		For the year ended October 31, 2020		For the year ended October 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	377,709	$5,445,670	135,064	$2,031,486	12,486	$186,001	12,751	$191,162
Reinvested shares	83,108	1,165,778	147,350	2,168,866	5,628	79,049	12,393	181,811
Shares redeemed	(466,089)	(6,832,247)	(1,045,118)	(15,474,668)	(66,469)	(974,327)	(92,783)	(1,356,710)

Net increase (decrease) in shares outstanding before automatic conversion	(5,272)	(220,799)	(762,704)	(11,274,316)	(48,355)	(709,277)	(67,639)	(983,737)
Shares issued/(reacquired) upon automatic conversion	4,624	70,964	313	4,655	(4,634)	(70,964)	(314)	(4,655)

Net increase (decrease)	(648)	$(149,835)	(762,391)	$(11,269,661)	(52,989)	$(780,241)	(67,953)	$(988,392)

	Income Explorer Fund
	Class W		Class W
	For the year ended October 31, 2020		For the year ended October 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	215,949	$3,322,256	190,641	$2,861,249
Reinvested shares	8,268	117,041	22,280	327,940
Shares redeemed	(341,294)	(4,789,299)	(358,698)	(5,389,895)

Net increase (decrease)	(117,077)	$(1,350,002)	(145,777)	$(2,200,706)

	Small-Cap Fund
	Class A		Class A		Class C		Class C
	For the year ended October 31, 2020		For the year ended October 31, 2019		For the year ended October 31, 2020		For the year ended October 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	293,038	$3,889,280	240,834	$3,983,989	14,113	$206,692	113,637	$1,668,816
Reinvested shares	50,781	848,038	293,816	4,703,992	3,755	59,748	19,319	296,934
Shares redeemed	(516,505)	(7,819,021)	(928,129)	(15,253,977)	(70,157)	(980,838)	(138,723)	(2,191,269)

Net increase (decrease) in shares outstanding before automatic conversion	(172,686)	(3,081,703)	(393,479)	(6,565,996)	(52,289)	(714,398)	(5,767)	(225,519)
Shares issued/(reacquired) upon automatic conversion	860	13,909	203	3,424	(906)	(13,909)	(211)	(3,424)

Net increase (decrease)	(171,826)	$(3,067,794)	(393,276)	$(6,562,572)	(53,195)	$(728,307)	(5,978)	$(228,943)

86

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NOTES TO FINANCIAL STATEMENTS — October 31, 2020 — (continued)

	Small-Cap Fund
	Class W		Class W
	For the year ended October 31, 2020		For the year ended October 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	27,171	$394,662	243,488	$4,044,751
Reinvested shares	7,682	130,124	73,950	1,198,001
Shares redeemed	(265,169)	(4,049,360)	(835,445)	(13,828,393)

Net increase (decrease)	(230,316)	$(3,524,574)	(518,007)	$(8,585,641)

Note 8. Line of Credit

The Trust, along with certain other funds managed by the Adviser and exclusive of the Commodity Strategy Fund, has access to a $75 million committed unsecured line of credit and a $50 million uncommitted unsecured line of credit. The Commodity Strategy Fund has access to a $10 million committed secured line of credit. The committed and uncommitted lines of credit are renewable on an annual basis with State Street Bank and Trust Company (“State Street”), the Trust’s custodian. Prior to September 4, 2020, interest was payable on the committed line of credit at the higher of the Federal Funds Rate (but not less than zero) plus 125 basis points or the One-Month London Interbank Offered Rate (but not less than zero) plus 125 basis points and State Street’s discretionary bid rate on the uncommitted line of credit. The Trust, on behalf of each of the Funds, has paid State Street for its own account, such Fund’s ratable portion of an upfront fee in an amount equal to $25,000 in the aggregate for the uncommitted line of credit made available by State Street to certain other funds managed by the Adviser, which are also party to the uncommitted line of credit. There was also a commitment fee of 25 basis points per annum on the daily unused portion of the committed line of credit. Effective September 4, 2020, interest on each of the committed and uncommitted lines of credit is payable at a variable rate per annum equal to the Applicable Rate plus one and one quarter of one percent (1.25%). The Applicable Rate per annum shall be equal to the higher of (a) the Federal Funds Effective Rate on such date and (b) the Overnight Bank Funding Rate on such date, plus, in each case, 10 basis points. Notwithstanding anything to the contrary, if the Federal Funds Effective Rate or the Overnight Bank Funding Rate shall be less than zero, then the Federal Funds Effective Rate or the Overnight Bank Funding Rate, shall be deemed to be zero for the purposes of determining the rate. The Trust, on behalf of each of the Funds, has paid State Street for its own account, such Fund’s ratable portion of an upfront fee in an amount equal to $40,000 in the aggregate for the uncommitted line of credit made available by State Street to certain other funds managed by the Adviser, which are also party to the uncommitted line of credit. There is also a commitment fee of 30 basis points per annum on the daily unused portion of the committed line of credit.

Borrowings under the line of credit will commence when the respective Fund’s cash shortfall exceeds $100,000. For the year ended October 31, 2020, the following Funds had borrowings:

Fund	Days Outstanding	Interest Charges	Average Debt Utilized	Weighted Average Interest
Focused Alpha Large-Cap	28	$889	$428,571	2.38%
Focused Growth	156	8,055	736,859	3.02
Income Explorer	20	141	178,750	1.42
Small Cap	48	905	246,875	2.65

At October 31, 2020, none of the Funds had outstanding borrowings.

Note 9. Expense Reductions

Through expense offset arrangements resulting from broker commission recapture, a portion of the expenses of certain Funds have been reduced. For the year ended October 31, 2020, the amount of expense reductions received by each Fund used to offset non-affiliated expenses are reflected as Fees paid indirectly in the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS — October 31, 2020 — (continued)

Note 10. Interfund Lending Agreement

Pursuant to the exemptive relief granted by the SEC, the Funds are permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Funds to borrow money from and lend money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction.

For the year ended October 31, 2020, none of the Funds participated in this program.

Note 11. Investment Concentration

Each Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so, and if the issuer defaults, a fund holding securities of such issuer might not be able to recover its investment from the U.S. Government. As a result of the Commodity Strategy Funds’ concentration in such investments, these funds may be subject to risks associated with U.S. Government agencies or instrumentalities.

The Commodity Strategy Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Note 12. Security Transactions with Affiliated Portfolios

The Funds are permitted to transfer securities by purchasing from and/or selling to other affiliated funds under certain conditions approved by the Board of Trustees. The affiliated funds involved in such transactions must have a common investment adviser or investment advisers which are affiliated persons of each other, common Trustees, and/or common officers in compliance with Rule 17a-7 of the 1940 Act. Pursuant to the Act, such a transaction must be either a purchase or a sale, for no consideration other than cash payment against prompt delivery of the security at the current market price. No brokerage commission or fee (except for customary transfer fees), or other remuneration is paid in connection with such transactions. For the year ended October 31, 2020, none of the Funds engaged in security transactions with affiliated Funds.

Note 13. Other Matters

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus may last for an extended period of time including through the issue date of these financial statements and has resulted in substantial market volatility and may result in a significant economic downturn.

Note 14. Subsequent Event

At a meeting held on October 15, 2020, the Board approved certain changes to the Small Cap Fund’s name and investment strategies and techniques. These changes became effective on December 15, 2020, (the “Effective Date”). As of the Effective Date, the Fund’s name changed to “AIG Small-Cap Quality Fund.” Also as of the Effective Date, the Fund seeks to achieve its investment objective by following a “buy and hold” strategy that seeks to identify and invest in approximately 75-100 small-cap equity securities on the basis of a number of quality-related measures or factors. Additionally, SunAmerica assumed the day-to-day management of the Fund and Cadence no longer serves as subadviser to the Fund.

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SunAmerica Specialty Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of SunAmerica Specialty Series and Shareholders of each of the six funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of each of the funds listed in the table below (constituting SunAmerica Specialty Series, hereafter collectively referred to as the “Funds”) as of the date listed in the table below and for the periods listed in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of the date listed in the table below, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for each of the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

SunAmerica Specialty Series
AIG Commodity Strategy Fund(1)
AIG ESG Dividend Fund(2)
AIG Focused Alpha Large-Cap Fund(3)
AIG Focused Growth Fund(3)
AIG Income Explorer Fund(3)
AIG Small-Cap Fund(3)

(1)

The consolidated statement of assets and liabilities, including the consolidated portfolio of investments, as of October 31, 2020, the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020

(2)

The statement of assets and liabilities, including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended and the statement of changes in net assets, including the related notes, for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the periods indicated therein

(3)

The statements of assets and liabilities, including the portfolios of investments, as of October 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2020

We have served as the auditor of one or more investment companies in the AIG Funds family of funds since 1984.

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STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM — (unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a liquidity risk management program. SunAmerica Asset Management, LLC (the “Adviser” or “SunAmerica”), the investment adviser to the Trust, has been designated by the Board to administer the Funds’ liquidity risk management program (the “Program”). The Adviser has appointed a Liquidity Risk Management Committee (the “Committee”) comprised of certain officers as well as certain personnel of the Adviser. The Committee is subject to the oversight of the Adviser. The Adviser and the Committee are referred to collectively herein as the “Program Administrator.” The Program is designed to assess, manage and periodically review each Fund’s liquidity risk, based on factors specific to the circumstances of each Fund. “Liquidity risk” means the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. During the period, the Program Administrator provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation.

During the period covered by the liquidity Program report to the Board, the Program supported each Fund’s ability to honor redemption requests timely and the Adviser’s management of each Fund’s liquidity profile, including during periods of market volatility and net redemptions. The Program Administrator reported that it has reviewed the Program and believes that the Program is reasonably designed to assess and manage the liquidity risk of each Fund, that the Program has been effectively implemented to monitor and respond to liquidity developments (where necessary) and is operating effectively, and that the Program addresses potential liquidity risks in connection with the management of the Funds. Furthermore, the Program Administrator reported that each Fund operated as a “Primarily Highly Liquid Fund” during the review period, and therefore, did not have to comply with the Highly Liquid Investment Minimum requirements. Finally, the Program Administrator reported that each Fund had no breaches of the limit on illiquid investments, and therefore, no Board notification or regulatory filings were required.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

90

SunAmerica Specialty Series

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS AND SUBADVISORY AGREEMENTS — October 31, 2020 — (unaudited)

The Board of Trustees (the “Board,” the members of which are referred to as “Trustees”) of SunAmerica Specialty Series (the “Trust”), including the Trustees who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), of the Trust or its separate series (each, a “Fund,” and collectively, the “Funds”), SunAmerica Asset Management, LLC (“SunAmerica”), Wellington Management Company LLP (“Wellington”), BAMCO, Inc. (“BAMCO”), Marsico Capital Management LLC (“Marsico”), BlackRock Investment Management LLC (“BlackRock”), Cadence Capital Management, LLC (“Cadence” and together with Wellington, BAMCO, Marsico, BlackRock and Cohen and Steers, the “Subadvisers”), approved the continuation of the Investment Advisory and Management Agreements between the Trust, on behalf of each of the Funds and SunAmerica (the “Advisory Agreements”), each for a one-year period ending June 30, 2021 at a meeting held on June 2-3, 2020 (the “Meeting”).1 The Trust currently consists of the following six separate Funds: AIG Commodity Strategy Fund (the “Commodity Strategy Fund”), the AIG Focused Growth Fund (the “Focused Growth Fund”), the AIG Focused Alpha Large-Cap Fund (the “Alpha Large-Cap Fund”), the AIG Income Explorer Fund (the “Income Explorer Fund”), the AIG Small-Cap Fund (the “Small-Cap Fund”), and the AIG ESG Dividend Fund (the “ESG Dividend Fund”).

At the Meeting, the Board, including the Independent Trustees, also approved the continuation of the Subadvisory Agreement between SunAmerica and Wellington with respect to the Commodity Strategy Fund, the Subadvisory Agreement between SunAmerica and Marsico with respect to each of the Focused Growth Fund and Alpha Large-Cap Fund, the Subadvisory Agreement between SunAmerica and BAMCO with respect to the Focused Growth Fund, the Subadvisory Agreement between SunAmerica and BlackRock with respect to the Alpha Large-Cap Fund, and the Subadvisory Agreement between SunAmerica and Cadence with respect to the Small-Cap Fund each for a one-year period ending June 30, 2021 (the “Subadvisory Agreements,” and together with the Advisory Agreements, the “Agreements”).

In accordance with Section 15(c) of the 1940 Act, the Board requested, and SunAmerica and the Subadvisers provided, materials relating to the Board’s consideration of whether to approve the continuation of the Advisory Agreements and Subadvisory Agreements. These materials included, among other things: (a) a summary of the services provided to the Funds by SunAmerica and its affiliates, and by the Subadvisers; (b) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third-party provider of mutual fund data, on fees and expenses of the Funds, and the investment performance of the Funds as compared with a peer group of funds, along with fee and performance data with respect to the Funds and any other mutual funds or other accounts advised or subadvised by SunAmerica or the Subadvisers with similar investment objectives and/or strategies, as applicable; (c) information on the profitability of SunAmerica and its affiliates, and a discussion relating to indirect benefits; (d) information relating to economies of scale; (e) information about SunAmerica’s general compliance policies and procedures and the services it provides in connection with its oversight of subadvisers; (f) information on SunAmerica’s and the Subadvisers’ risk management processes; (g) information regarding brokerage and soft dollar practices; and (h) information about the key personnel of SunAmerica and its affiliates, and the Subadvisers, who are involved in the investment management, administration, compliance and risk management activities with respect to the Funds, as well as current and projected staffing levels and compensation practices.

In determining whether to approve the continuation of the Advisory Agreements and Subadvisory Agreements, the Board, including the Independent Trustees, considered at the Meeting, and from time to time, as appropriate, factors that it deemed relevant, including the following information:

Nature, Extent and Quality of Services Provided by SunAmerica and the Subadvisers. The Board, including the Independent Trustees, considered the nature, extent and quality of services provided by SunAmerica. The Board noted that the services include acting as investment manager and adviser to the Funds, managing the daily business affairs of the Funds, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that SunAmerica provides office space, bookkeeping, accounting, legal, and compliance, clerical and administrative services and has authorized its officers and employees, if elected, to serve as officers or trustees of the Trust without compensation. The Board also noted that SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers, including the Subadvisers. In addition to the quality of the advisory services provided by SunAmerica, the Board

[1]	On March 25, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the 1940 Act, that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the June meeting was held telephonically in reliance on the Order.

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APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS AND SUBADVISORY AGREEMENTS — October 31, 2020 — (unaudited) (continued)

considered the quality of the administrative and other services provided by SunAmerica to the Funds pursuant to the Advisory Agreements. The Board further considered the significant risks assumed by SunAmerica in connection with the services provided to the Funds including entrepreneurial risk in sponsoring new funds and ongoing risks such as operational, reputational, liquidity, litigation, regulatory and compliance risks with respect to all Funds.

In connection with the services provided by SunAmerica, the Board analyzed the structure and duties of SunAmerica’s fund administration, accounting, operations, legal and compliance departments and concluded that they were adequate to meet the needs of the Funds. The Board also reviewed the personnel responsible for providing advisory services to the Funds and other key personnel of SunAmerica, in addition to current and projected staffing levels and compensation practices. The Board concluded, based on its experience and interaction with SunAmerica, that: (i) SunAmerica would continue to be able to retain quality investment and other personnel; (ii) SunAmerica has exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreements; (iii) SunAmerica has been responsive to requests of the Board; and (iv) SunAmerica has kept the Board apprised of developments relating to the Funds and the industry in general. The Board concluded that the nature and extent of services provided under the Advisory Agreements were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high.

The Board also considered SunAmerica’s reputation and relationship with the Funds and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered SunAmerica’s experience in providing management and investment advisory and administrative services to advisory clients and noted that as of March 31, 2020, SunAmerica managed, advised and/or administered approximately $71.8 billion in assets. In addition, the Board considered SunAmerica’s code of ethics and its commitment to compliance generally and with respect to its management and administration of the Funds. The Board also considered SunAmerica’s risk management processes. The Board also considered the performance of certain portions of the business continuity plan which have been invoked in response to the COVID-19 pandemic. The Board further observed that SunAmerica has developed internal procedures for monitoring compliance with the investment objectives, policies and restrictions of the Funds as set forth in the Funds’ prospectuses. The Board also reviewed SunAmerica’s compliance and regulatory history and noted that there were no material legal, regulatory or compliance issues that would potentially impact SunAmerica in effectively serving as the investment adviser to the Funds.

The Board also considered the nature, extent and quality of services provided by each Subadviser to the applicable Funds. The Board observed that the Subadvisers are responsible for providing day-to-day investment management services, including investment research, advice and supervision, and determining which securities will be purchased or sold by the Fund that each Subadviser manages, subject to the oversight and review of SunAmerica. The Board reviewed each Subadviser’s history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals. The Board reviewed the personnel who are responsible for providing subadvisory services to the Funds and other key personnel of the Subadvisers, in addition to current and projected staffing levels and compensation practices, and concluded, based on its experience with each Subadviser, that each Subadviser: (i) has been able to retain high quality portfolio managers and other investment personnel; (ii) has exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the applicable Subadvisory Agreement; and (iii) has been responsive to requests of the Board and of SunAmerica. In addition, the Board considered each Subadviser’s code of ethics and risk management processes. The Board further observed that each Subadviser has developed internal policies and procedures for monitoring compliance with the investment objectives, policies and restrictions of the Funds as set forth in the Funds’ prospectuses. The Board also reviewed each Subadviser’s compliance and regulatory history and noted that there were no material legal, regulatory or compliance issues that would potentially impact the Subadvisers in effectively serving as subadvisers to the Funds. The Board concluded that the nature and extent of services provided by the Subadvisers under the Subadvisory Agreements were reasonable and appropriate in relation to the subadvisory fees and that the quality of services continues to be high.

Investment Performance. The Board, including the Independent Trustees, also considered the investment performance of SunAmerica and the Subadvisers with respect to the Funds. In connection with its review, the Board received and reviewed information regarding the investment performance of the Funds as compared to each Fund’s peer universe (“Peer Universe”) and/or peer group (“Peer Group”) as independently determined by Broadridge and to an appropriate index or combination of indices. The Board was provided with a description of the methodology used by Broadridge to select the funds in the Peer Groups and Peer Universes.

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APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS AND SUBADVISORY AGREEMENTS — October 31, 2020 — (unaudited) (continued)

The Board noted that performance information was for the periods ended March 31, 2020. The Board also noted that it regularly reviews the performance of the Funds throughout the year. The Board further noted that, while it monitors performance of the Funds closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years. The Board noted that while it found the data provided by Broadridge generally useful, it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of performance comparisons may vary depending on the selection of the peer group.

Commodity Strategy Fund. The Board considered that the Fund’s performance was above the medians of its Peer Group and Peer Universe for the one-year period and below the medians of its Peer Group and Peer Universe for the three-year period. The Board also considered that the Fund outperformed its Broadridge Index for the one-year period and underperformed its Broadridge Index for the three-year period. The Board noted management’s discussion of the Fund’s performance and the fact that Wellington had begun managing the Fund as of September 2015 under the Fund’s new name and investment strategies. The Board concluded that the Fund’s performance was being appropriately monitored.

ESG Dividend Fund. The Board considered that the Fund’s performance was equal to the median of its Peer Group for the one-year period and below the median of its Peer Group for the three-year period. The Board also noted that the Fund’s performance was above the median of its Peer Universe for the one-year period and below the median of its Peer Universe for the three-year period. The Board further noted that the Fund outperformed its Broadridge Index for the one- and three-year periods. The Board noted management’s discussion of the Fund’s performance and concluded that the Fund’s performance was satisfactory.

Focused Growth Fund. The Board considered that the Fund’s performance was below the medians of its Peer Group and Peer Universe for the one-, three- and five-year periods. The Board also noted that the Fund underperformed its Broadridge Index for the one-, three- and five-year periods. The Board took into account management’s discussion of the reasons for the Fund’s recent underperformance and concluded that the Fund’s performance was being appropriately monitored.

Alpha Large-Cap Fund. The Board considered that the Fund’s performance was below the medians of its Peer Group and Peer Universe for the one-year period and above the medians of its Peer Group and Peer Universe for the three- and five-year periods. The Board further noted that the Fund underperformed its Broadridge Index for the one-year period and outperformed its Broadridge Index for the three- and five-year periods. The Board noted management’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance, and concluded that the Fund’s performance was being appropriately monitored.

Income Explorer Fund. The Board noted that the Fund’s performance was below the medians of its Peer Group and Peer Universe for the one-, three- and five-year periods. The Board further noted that the Fund underperformed its Broadridge Index for the one-, three- and five-year periods. The Board noted management’s discussion of the Fund’s performance, including the Fund’s recent subadviser and investment strategy changes, and concluded that the Fund’s performance was being appropriately monitored.

Small-Cap Fund. The Board noted that the Fund’s performance was below the medians of its Peer Group and Peer Universe for the one-year period and was above the medians of its Peer Group and Peer Universe for the three- and five-year periods. The Board further noted that the Fund underperformed its Broadridge Index for the one- and three-year periods and outperformed its Broadridge Index for the five-year period. The Board noted management’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance, and concluded that the Fund’s performance was being appropriately monitored.

Consideration of the Management Fees and Subadvisory Fees and the Cost of the Services and Profits to be Realized by SunAmerica and the Subadvisers and their Affiliates from the Relationship with the Funds. The Board, including the Independent Trustees, received and reviewed information regarding the fees paid by the Funds to SunAmerica pursuant to the Advisory Agreements and the fees paid by SunAmerica to the Subadvisers pursuant to the Subadvisory Agreements. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by SunAmerica, the Subadvisers or their affiliates in connection with providing such services to the Funds.

To assist in analyzing the reasonableness of the management fee for each of the Funds, the Board received reports independently prepared by Broadridge. The reports showed comparative fee information for each Fund’s Peer Group and/or Peer Universe as determined by Broadridge, including rankings within each category. In considering the reasonableness of the management fee to be

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APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS AND SUBADVISORY AGREEMENTS — October 31, 2020 — (unaudited) (continued)

paid by each Fund to SunAmerica, the Board reviewed a number of expense comparisons, including: (i) contractual and actual management fees; and (ii) actual total operating expenses. In considering each Fund’s total operating expenses, the Board analyzed the level of fee waivers and expense reimbursements and the net expense caps contractually agreed upon by SunAmerica with respect to the Funds, as applicable. The Board further considered that, unlike the funds in the Peer Group and Peer Universe, the fee waivers and/or reimbursements being made by SunAmerica with respect to the Funds are only reflected in the total expenses category of the Broadridge reports, rather than also being reflected as specific management fee waivers in the actual management fees category of the Broadridge reports. As a result, the Board took into account that the actual management fees presented by Broadridge for the funds in the applicable Peer Groups and Peer Universes may appear lower on a relative basis. The Board also considered the various expense components of the Funds and compared each Fund’s net expense ratio (taking into account the contractual fee caps) to those of other funds within its Peer Group and/or Peer Universe as a guide to help assess the reasonableness of the management fee for the Funds. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Groups and Peer Universes since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Broadridge as a whole was useful in assessing whether SunAmerica was providing services at a cost that was competitive with other, similar funds.

The Board also considered the management fees received by SunAmerica with respect to other mutual funds and accounts with similar investment strategies to the Funds, to the extent applicable. The Board noted, however, that the mutual funds identified as similar to the Funds are sold only in the variable annuity market and, accordingly, are in different Broadridge classifications, with a peer groups consisting of funds underlying variable insurance products.

The Board also received and reviewed information regarding the fees paid by SunAmerica to the Subadvisers pursuant to the Subadvisory Agreements. To assist in analyzing the reasonableness of the subadvisory fees, the Board received a report prepared independently by Broadridge. The report showed comparative fee information of each Fund’s Peer Group and/or Peer Universe that the Trustees used as a guide to help assess the reasonableness of the subadvisory fees. The Trustees noted that Peer Group and/or Peer Universe information as a whole was useful in assessing whether the Subadvisers were providing services at a cost that was competitive with other similar funds. The Trustees also considered that the subadvisory fees are paid by SunAmerica out of its management fees and not by the Funds, and that subadvisory fees may vary widely within a Peer Group for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid by SunAmerica and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by SunAmerica and the Subadvisers, respectively.

The Board also considered fees received by the Subadvisers with respect to other mutual funds and accounts with similar investment strategies to the Funds for which they serve as adviser or subadviser, as applicable. The Board noted in particular that Wellington provided its standard institutional fee schedules used for accounts with similar strategies, and Wellington highlighted certain differences between institutional accounts and the Commodity Strategy Fund, including that these accounts are subject to different investment limitations and restrictions and do not experience daily cash flows in a manner similar to the Fund. The Board then noted that the subadvisory fees paid by SunAmerica to the Subadvisers were reasonable as compared to fees the applicable Subadvisers receive for other comparable accounts for which they serve as adviser or subadviser.

Commodity Strategy Fund. The Board considered that the Fund’s actual management fees were above the medians of its Peer Group and Peer Universe. The Board also considered that the Fund’s total expenses were above the medians of its Peer Group and Peer Universe. The Board noted management’s discussion regarding the Fund’s expenses.

ESG Dividend Fund. The Board considered that the Fund’s actual management fees were above the medians of its Peer Group and Peer Universe. The Board also considered that the Fund’s total expenses were below the median of its Peer Group and above the median of its Peer Universe. The Board noted management’s discussion regarding the Fund’s expenses.

Focused Growth Fund. The Board considered that the Fund’s actual management fees were below the median of its Peer Group and above the median of its Peer Universe. The Board also considered that the Fund’s total expenses were below the medians of its Peer Group and Peer Universe. The Board noted management’s discussion regarding the Fund’s expenses. The Board also took into account previous actions to reduce Fund expenses through fee waivers.

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APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS AND SUBADVISORY AGREEMENTS — October 31, 2020 — (unaudited) (continued)

Alpha Large-Cap Fund. The Board considered that the Fund’s actual management fees were above the medians of its Peer Group and Peer Universe. The Board also considered that the Fund’s total expenses were above the medians of its Peer Group and Peer Universe. The Board noted management’s discussion regarding the Fund’s expenses.

Income Explorer Fund. The Board considered that the Fund’s actual management fees were above the median of its Peer Group and below the median of its Peer Universe. The Board also considered that the Fund’s total expenses were below the medians of its Peer Group and Peer Universe. The Board noted management’s discussion regarding the Fund’s expenses. The Board also took into account recent actions to reduce Fund expenses through fee waivers.

Small-Cap Fund. The Board considered that the Fund’s actual management fees were above the medians of its Peer Group and Peer Universe. The Board also considered that the Fund’s total expenses were below the medians of its Peer Group and Peer Universe. The Board noted management’s discussion regarding the Fund’s expenses. The Board also took into account previous actions to reduce Fund expenses through fee waivers.

Profitability. The Board also considered SunAmerica’s profitability and the benefits SunAmerica and its affiliates received from their relationship with the Funds. The Board received and reviewed financial statements relating to SunAmerica’s financial condition and profitability with respect to the services it provided the Funds and considered how profit margins could affect SunAmerica’s ability to attract and retain high quality investment professionals and other key personnel. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by SunAmerica and its affiliates that provide services to the Funds on a Fund by Fund basis, as well as an Investment Management Profitability Analysis prepared by an independent information service, Broadridge. In particular, the Board considered the contractual fee waivers and/or expense reimbursements agreed to by SunAmerica.

The Board considered the profitability of SunAmerica under the Advisory Agreements, including the amount of management fees it retained after payment to the Subadvisers, and considered the profitability of SunAmerica’s affiliates under the Rule 12b-1 Plans, Service Agreements and Administrative and Shareholder Services Agreement. Additionally, the Board considered whether SunAmerica, the Subadvisers and their affiliates received any indirect benefits from the relationship with the Funds. Specifically, the Board observed that AIG Federal Savings Bank, an affiliate of SunAmerica serves as custodian with respect to certain shareholder retirement accounts that are administered by SunAmerica and receives a fee payable by the qualifying shareholders. The Board further considered whether there were any collateral or “fall-out” benefits that SunAmerica and its affiliates may derive as a result of their relationship with the Funds. The Board noted that SunAmerica believes that any such benefits are de minimis and do not impact the reasonableness of the management fees.

The Board also reviewed financial statements and/or other information from the Subadvisers and their affiliates and considered whether the Subadvisers had the financial resources necessary to attract and retain high quality investment management personnel and to provide a high quality of services.

The Board concluded that SunAmerica and the Subadvisers had the financial resources necessary to perform their obligations under the Agreements and to continue to provide the Funds with the high quality services that they had provided in the past. The Board also concluded that the management fee and subadvisory fees were reasonable in light of the factors discussed above.

Economies of Scale. The Board, including the Independent Trustees, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Funds. The Board considered that as a result of being part of the AIG fund complex, the Funds share common resources and may share certain expenses, and if the size of the complex increases, each Fund could incur lower expenses than they otherwise would achieve as stand-alone entities. The Board further noted that SunAmerica has agreed to contractually cap the total annual operating expenses of each class of the Funds, at certain levels. The Board observed that those expense caps benefited shareholders by limiting total fees even in the absence of breakpoints. The Board concluded that the Funds’ management fee structure was reasonable and that it would continue to review fees in connection with the renewal of the Advisory Agreements, including whether the implementation of breakpoints would be appropriate in the future due to an increase in asset size or otherwise.

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APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS AND SUBADVISORY AGREEMENTS — October 31, 2020 — (unaudited) (continued)

The Board noted that the Subadvisory Agreements with respect to certain of the Funds included breakpoints, but did not review specific information regarding whether there have been economies of scale with respect to the Subadvisers’ management of the Funds because it regards that information as less relevant at the subadviser level since SunAmerica, and not the Funds, is responsible for paying the subadvisory fees. Rather, the Board considered information regarding economies of scale in the context of the renewal of the Advisory Agreements and concluded that the management fee structure, including the amount of management fees retained by SunAmerica, was reasonable in light of the factors discussed above.

Other Factors. In consideration of the Agreements, the Board also received information regarding SunAmerica’s and the Subadvisers’ brokerage and soft dollar practices. The Board considered that SunAmerica and the Subadvisers are responsible for decisions to buy and sell securities for the applicable Funds, selection of broker-dealers and negotiation of commission rates. The Board noted that it receives reports from SunAmerica and from an independent third party that include information on brokerage commissions and execution throughout the year. The Board also considered the benefits SunAmerica and the Subadvisers derive from their soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services to SunAmerica and/or the Subadvisers in return for allocating brokerage.

Conclusion. After a full and complete discussion, the Board approved the Agreements, each for a one-year period ending June 30, 2021. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Trustees, was satisfied that the terms of the Agreements, were fair and reasonable and in the best interests of the Funds and the Funds’ shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and each Independent Trustee may have attributed different weights to different factors. The Independent Trustees were also assisted by the advice of independent legal counsel in making this determination.

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TRUSTEE AND OFFICER INFORMATION — October 31, 2020 — (unaudited)

The following table contains basic information regarding the Trustees and Officers that oversee operations of the Funds and other investment companies within the Fund complex.

Name, and Age	Position(s) Held With Trust	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Director(s) Held by Trustee During Past 5 Years(3)

Disinterested Trustees

Dr. Judith L. Craven Age: 75	Trustee	2004 to present	Retired.	82	Director A.G. Belo Corp. (media company) (1992 to 2014); Director, Sysco Corp. (food marketing and distribution company) (1996 to 2017); Director, Luby’s, Inc. (1998 to 2019).

Richard W. Grant Age: 75	Trustee Chairman of the Board	2011 to present	Retired.	23	None

Stephen J. Gutman Age: 77	Trustee	2001 to present	Vice President and Associate Broker, Corcoran Group (real estate) (2002 to present); President, SJG Marketing Inc. (2009 to present).	23	None

Eileen A. Kamerick Age: 62	Director	2018 to present	National Association of Corporate Directors Board Leadership Fellow and financial expert; Adjunct Professor of Law, University of Chicago, Washington University in St. Louis and University of Iowa law schools (2007 to Present); formerly, Senior Advisor to the Chief Executive Officer and Executive Vice President and Chief Financial Officer of ConnectWise, Inc. (software and services company) (2015 to 2016); Chief Financial Officer, Press Ganey Associates (healthcare informatics company) (2012 to 2014).	23	Hochschild Mining plc (precious metals company) (2016 to Present); Associated Banc-Corp (financial services company) (2007 to Present); Legg Mason Closed End Funds (registered investment companies) (2013 to Present); Westell Technologies, Inc. (technology company) (2003 to 2016).
INTERESTED TRUSTEE

Peter A. Harbeck(4) Age: 66	Trustee	2001 to present	Retired June 2019, formerly President (1995-2019), CEO (1997-2019) and Director (1992-2019), SunAmerica; Director, AIG Capital Services, Inc. (“ACS”) (1993-2019); Chairman, President and CEO, Advisor Group, Inc. (2004-2016).	72	None

(1)	Trustees serve until their successors are duly elected and qualified.
(2)	The “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the Adviser. The “Fund Complex” includes the Trust (6 funds), SunAmerica Money Market Funds Inc. (1 fund), SunAmerica Equity Funds (2 funds), SunAmerica Income Funds (3 funds), SunAmerica Series, Inc. (6 portfolios), Anchor Series Trust (4 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (60 portfolios), VALIC Company I (44 portfolios), VALIC Company II (15 funds), Seasons Series Trust (19 portfolios).
(3)	Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
(4)	Mr. Harbeck is considered to be an Interested Trustee because he owns shares of American International Group, Inc., the ultimate parent of the Adviser.

Additional information concerning the Trustees is contained in the Statement of Additional Information which is available, without charge, by calling (800) 858-8850.

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TRUSTEE AND OFFICER INFORMATION — October 31, 2020 — (unaudited) (continued)

Name, and Age	Position(s) Held With Trust	Length of Time Served(4)	Principal Occupation(s) During Past 5 Years

OFFICERS

John T. Genoy Age: 52	President	2007-present	Chief Financial Officer, SunAmerica (2002 to present); Senior Vice President, SunAmerica (2003 to present); Chief Operating Officer, SunAmerica (2006 to present).

Sharon French Age: 55	Executive Vice President	2019-present	President and CEO of SunAmerica (since 2019); Vice President of AIG (since 2019); Executive Vice President and Head of Beta Solutions, Oppenheimer Funds (2016-2019); President, F-Squared Capital, LLC (financial services) (2013-2015).

Gregory N. Bressler Age: 54	Secretary	2005-present	Senior Vice President and General Counsel, SunAmerica (2005 to present).

Kathleen Fuentes Age: 51	Chief Legal Officer and Assistant Secretary	2013-present	Vice President and Deputy General Counsel, SunAmerica (2006 to present)

James Nichols Age: 54	Vice President	2006-present	Director, President and CEO, ACS (2006 to present); Senior Vice President, SunAmerica (2002 to present).

Gregory R. Kingston Age: 54	Treasurer	2014-present	Vice President, SunAmerica (2001 to present); Head of Mutual Fund Administration, SunAmerica (2014 to present).

Shawn Parry Age: 48	Vice President and Assistant Treasurer	2014-present	Vice President (2014 to present); Assistant Vice President, SunAmerica (2005 to 2014)

Donna McManus Age: 59	Vice President and Assistant Treasurer	2014-present	Vice President, SunAmerica, (2014 to present), Managing Director, BNY Mellon (2009-2014).

Timothy Pettee Age: 62	Vice President	2018-present	Chief Investment Officer, SunAmerica (2018 to Present); Lead Portfolio Manager-Rules Based Funds (2013 to Present); Chief Investment Officer (2003 to 2013).

Christopher C. Joe Age: 51	Chief Compliance Officer	2017 to Present	Chief Compliance Officer, AIG Funds, Anchor Series Trust, Seasons Series Trust, SunAmerica Series Trust, VALIC Company I and VALIC Company II (2017-Present); Chief Compliance Officer, VALIC Retirement Services Company (2017-Present); Chief Compliance Officer, Invesco PowerShares (2012-2017); Chief Compliance Officer, Invesco Investment Advisers, LLC (2010-2013); U.S. Compliance Director, Invesco Ltd. (2006-2014); Deputy Chief Compliance Officer, Invesco Advisers, LLC (2014-2015).

Matthew J. Hackethal Age: 48	Anti-Money Laundering (“AML”) Compliance Officer	2006-present	Acting Chief Compliance Officer, AIG Funds, Anchor Series Trust, Seasons Series Trust, SunAmerica Series Trust, VALIC Company I and VALIC Company II (2016 to 2017); Chief Compliance Officer, SunAmerica (2006 to Present); Chief Compliance Officer, The Variable Annuity Life Insurance Company (2016 to 2017); AML Compliance Officer, AIG Funds, Anchor Series Trust, Seasons Series Trust, SunAmerica Series Trust, VALIC Company I and VALIC Company II (2006 to Present); and Vice President, SunAmerica (2011 to Present).

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SHAREHOLDER TAX INFORMATION — October 31, 2020 — (unaudited)

Certain tax information regarding SunAmerica Specialty Series is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable period ended October 31, 2020. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year end December 31, 2020. The information necessary to complete your income tax returns will be included with your Form 1099-DIV to be received under separate cover in early 2021.

During the year ended October 31, 2020, the Funds paid the following long-term capital gains along with the percentage of ordinary income dividends that qualified for the dividends received deductions for corporations.

Fund	Net Long- Term Capital Gains	Qualifying % for the Dividends Received Deduction
AIG Commodity Strategy	$—	—%
AIG ESG Dividend	—	100.00
AIG Focused Alpha Large-Cap	64,662,211	100.00
AIG Focused Growth	54,731,618	—
AIG Income Explorer	—	59.15
AIG Small-Cap	1,042,743	—

For the year ended October 31, 2020, certain dividends paid by the following Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

Fund	Amount
AIG Commodity Strategy	$215,638
AIG ESG Dividend	717,721
AIG Focused Alpha Large-Cap	89,198
AIG Focused Growth	—
AIG Income Explorer	1,316,020
AIG Small-Cap	26

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SunAmerica Specialty Series

COMPARISONS: FUNDS vs. INDICES — (unaudited)

As required by the Securities and Exchange Commission, the graphs on the following pages compare the performance of a $10,000 investment in the SunAmerica Specialty Series’ Funds to a similar investment in an index or indices. Please note that “inception,” as used herein, reflects the date on which a specific class of shares commenced operations. It is important to note that the SunAmerica Specialty Series’ Funds are professionally managed mutual funds, while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the largest class of that particular Fund. The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

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COMPARISONS: FUNDS vs. INDICES — (unaudited) (continued)

AIG Commodity Strategy Fund

For the annual period ended October 31, 2020, Class A shares of the AIG Commodity Strategy Fund returned -8.98% (before maximum sales charge), modestly underperforming the Fund’s benchmark, the Bloomberg Commodity Index*, which returned -8.75% for the same period. To compare, the S&P 500 Index, a broad-based equity market index, returned 9.71% for the same period.*

The Fund seeks to provide long-term total return through a strategy designed to provide diversified exposure to the commodities markets by investing its assets in a combination of commodity-linked derivative instruments and fixed income securities. A portion of the Fund’s assets are managed pursuant to an index strategy designed to track, before fees and expenses, the performance of the Bloomberg Commodity Index (the “Index”), and a portion of the Fund’s assets are managed pursuant to an active strategy designed to outperform the Index. The Fund does not invest directly in commodities.

Three key factors affected the commodities market during the annual period – oil market fundamentals, COVID-19’s effect on the precious metals sector, and recovering industrial and agricultural demand from China. First, the oil market suffered the worst surplus in its history in April 2020 as global demand collapsed due to the immobilization of many around the world, while two of the world’s largest producers – Saudi Arabia and Russia – engaged in a price war to boost supply. Satisfied with the intended consequences of a price war, Saudi Arabia, Russia and a group of 22 oil producing countries coordinated the largest supply reduction on record. Natural gas production also came under pressure as associated gas production declines, on the back of slowing oil output, tightened U.S. natural gas markets heading into 2021. Second, precious metals was the best performing sector in the Bloomberg Commodity Index during the annual period, benefiting from accommodative central bank policy and ongoing concerns around COVID-19 case surges. Concerns around the development and distribution of an effective vaccine also provided a tailwind for precious metals, as investors searched for what were perceived as “safe haven” assets. Third, as the first area hit by COVID-19, China has been one of the first economies to show signs of recovery. Indicators of economic activity in China pointed to higher infrastructure and property-related construction, lending broad support to the industrial metals sector. Auto demand and production also rebounded. Additionally, we saw indication of meaningful boosts to Chinese demand for U.S. beans, a key part of the “Phase One” trade deal between the U.S. and China.

Amid this backdrop, commodity contract selection detracted from the Fund’s relative results during the annual period. Contract selection in Brent crude oil was the largest detractor, driven by positioning along the futures curves. This was partially offset by curve positioning in natural gas, live cattle and lean hogs, which contributed positively.

Sector selection and security selection overall contributed positively to the Fund’s relative results. More specifically, having a modest underweight to the energy sector benefited the Fund’s performance, as it was the worst performing sector in the Bloomberg Commodity Index during the annual period. Within the energy sector, underweights to natural gas and crude oil and an overweight to gasoline helped most. An overweight to precious metals also buoyed the Fund’s relative results. The Fund maintained a sizable allocation to gold but was largely neutral relative to the Bloomberg Commodity Index given our view on valuations. In contrast, the Fund prudently held an overweight to silver on the back of recovering industrial demand from China. We also held a long Fund position in platinum, as the metal benefited from temporary mining shutdowns across South Africa and remained one of the most undervalued commodities, in our view. A Fund overweight to industrial metals added value as well, especially our emphasis on copper and nickel. Both metals benefited from longer-term tailwinds, such as demand for electric vehicles, but also saw a near-term boost to prices amid ongoing supply disruptions. In particular, Indonesia’s ban on nickel exports threatened to take supply off the market amid recovering Chinese demand for stainless steel. An underweight to agriculture and livestock as a whole detracted. An overweight to lean hogs and an underweight to wheat hampered results within the sector most, but an overweight to soybean meal contributed positively.

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COMPARISONS: FUNDS vs. INDICES — (unaudited) (continued)

Past performance is no guarantee of future results. Diversification does not guarantee a profit or protect against a loss.

* The Bloomberg Commodity Index is a broadly diversified commodity price index made up of 23 exchange-traded futures on physical commodities weighted to account for economic significance and market liquidity. The S&P 500 Index is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market. Indices are not managed and an investor cannot invest directly in an index.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

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COMPARISONS: FUNDS vs. INDICES — (unaudited) (continued)

Since inception, $10,000 invested in AIG Commodity Strategy Fund Class A shares would be valued at $5,747. The same amount invested in securities mirroring the performance of the Bloomberg Commodity Index and the S&P 500 Index would be valued at $5,184 and $33,988, respectively.

AIG Commodity Strategy Fund#	Class A		Class C		Class W
	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 Year Return	-14.25%	-8.98%	-10.44%	-9.53%	-8.79%	-8.79%
5 Year Return	-5.39%	-19.60%	-4.90%	-22.22%	-4.08%	-18.78%
10 Year Return	-5.39%	-39.03%	-5.43%	-42.77%	-4.62%	-37.67%
Since Inception*	-4.09%	-35.69%	-4.23%	-40.42%	-3.41%	-34.00%
†	Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
*	Inception Date - Class A: 11/04/08; Class C: 11/04/08; Class W: 11/04/08
#	For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ended October 31, 2020, the AIG Commodity Strategy Fund Class A returned -14.25%, compared to -8.75% for the Bloomberg Commodity Index and 9.71% for the S&P 500 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund’s daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.aig.com/funds.

††	The Bloomberg Commodity Index is a broadly diversified commodity price index made up of 23 exchange-traded futures on physical commodities weighted to account for economic significance and market liquidity.
@	The S&P 500 Index is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

Indices are not managed and an investor cannot invest directly into an index.

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COMPARISONS: FUNDS vs. INDICES — (unaudited) (continued)

AIG ESG Dividend Fund

For the annual period ended October 31, 2020, Class A shares of the AIG ESG Dividend Fund returned -3.23% (before maximum sales charge). While posting disappointing absolute returns, the Fund outperformed the Fund’s benchmark, the Russell 1000® Value Index* (the “Index”), which returned -7.57% for the same period.

The Fund’s principal investment strategies are value and Environmental, Social and Governance (“ESG”) investing, wherein the Fund employs a “buy and hold” strategy with up to 40 dividend-yielding equity securities selected annually from the Russell 1000® Index* that meet the Fund’s ESG standards. At least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in dividend-yielding equity securities of companies that meet the Fund’s ESG standards. The value-oriented philosophy to which the Fund subscribes is that of investing in securities believed to be undervalued in the market. The selection criteria are usually calculated to identify stocks of companies with solid financial strength that have attractive valuations and that may have generally been overlooked by the market. ESG investing involves investing in companies that satisfy certain ESG standards. For example, companies must not generate significant revenues from certain types of business that include weapons, alcohol, tobacco, gambling and nuclear energy. Companies must not have a poor track record in how it interacts with its employees, its customers, the environment and the society in which it does business. The Fund expects to invest primarily in large-cap common stocks, although the Fund may invest in companies of any size.

During the annual period, the Fund outperformed the Index on a relative basis primarily because of effective stock selection in the Industrials, Consumer Staples, Energy and Real Estate sectors. Having overweight allocations to Industrials and Consumer Staples, which each outperformed the Index during the annual period, and having underweight exposure to Financials, Energy and Real Estate, each of which underperformed the Index during the annual period, further bolstered the Fund’s relative results. These positive contributors were only partially offset by the detracting effects of weak security selection in the Communication Services, Financials, Materials and Health Care sectors. While having an overweight exposure to Information Technology proved beneficial, as it outpaced the Index during the annual period, it was more than offset by stock selection in the sector, which detracted. Having underweight exposure to Materials and Health Care also hurt, as each of these sectors significantly outperformed the Index during the annual period.

The primary individual positive contributors to the Fund’s relative results during the annual period included consumer electronics and appliances retailer Best Buy Co., Inc., consumer products manufacturer The Clorox Company, quick service restaurant franchiser Dunkin’ Brands Group, Inc., engine and electric power generation systems manufacturer Cummins Inc. and multi-modal transportations services and logistics solutions provider C.H. Robinson Worldwide, Inc. Conversely, individual stocks that detracted most from the Fund’s relative results during the annual period included department store retailer Macy’s Inc., technology hardware and services company Xerox Holdings Corp., information technology solutions provider Hewlett Packard Enterprise Co., apparel and accessories retailer The Gap, Inc. and fashion retailer Nordstrom, Inc.

Past performance is no guarantee of future results.

* The Russell 1000 Value Index is a market-capitalization weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. Indices are not managed and an investor cannot invest directly into an index. Indices are not managed and an investor cannot invest directly into an index.

The Fund employs a Disciplined Strategy and will not deviate from its strategy (except to the extent necessary to comply with federal tax laws or other applicable laws). If the Fund is committed to a strategy that is unsuccessful, the Fund will not meet its investment goal. Because the Fund will not use certain techniques available to other mutual funds to reduce stock market exposure, the Fund may be more susceptible to general market declines than other mutual funds. ESG screening limits the availability of investment opportunities for the Fund. If the Fund changes its ESG standards or a company stops meeting the Fund’s ESG standards, the Fund may sell the affected investments even if this means the Fund loses money. The performance of the Fund may be subject to greater fluctuation since its strategy involves holding a limited number of securities. This type of strategy may increase the Fund’s risk since the performance of a particular stock may have a larger impact, positively or negatively, on the Fund’s performance.

The Fund’s holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

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COMPARISONS: FUNDS vs. INDICES — (unaudited) (continued)

Since inception, $10,000 invested in AIG ESG Dividend Fund Class A shares would be valued at $10,455. The same amount invested in securities mirroring the performance of the Russell 1000® Value Index would be valued at $11,425.

AIG ESG Dividend Fund#	Class A		Class C		Class W
	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 Year Return	-8.78%	-3.23%	-4.53%	-3.58%	-3.11%	-3.11%
5 Year Return	N/A	N/A	N/A	N/A	N/A	N/A
10 Year Return	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception*	1.15%	10.96%	2.14%	8.56%	2.92%	11.79%
†	Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
*	Inception Date - Class A: 12/16/16; Class C: 12/16/16; Class W: 12/16/16
#	For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ended October 31, 2020, the AIG ESG Dividend Fund Class A returned -8.78%, compared to -7.57% for the Russell 1000 Value Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund’s daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.aig.com/funds.

††	The Russell 1000 Value Index is a market-capitalization weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not managed and an investor cannot invest directly into an index.

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COMPARISONS: FUNDS vs. INDICES — (unaudited) (continued)

AIG Focused Alpha Large-Cap Fund

For the annual period ended October 31, 2020, Class A shares of the AIG Focused Alpha Large-Cap Fund returned 11.67% (before maximum sales charge). The Fund outperformed its benchmark, the Russell 1000® Index*, which returned 10.87% for the same period.

The AIG Focused Alpha Large-Cap Fund brings together Marsico Capital Management LLC (“Marsico”) and BlackRock Investment Management (“BlackRock”), well-known equity managers who each contribute stock picks to the Fund’s portfolio. Marsico emphasizes large-cap growth investing, while BlackRock favors a large-cap value investment style. The Fund managers’ combined stock picks, blending different investment styles, are designed to offer the potential for attractive returns over the long term.

Below, Marisco discusses its portion of the Fund’s performance during the annual period. Marsico manages the large-cap growth portion of the Fund’s portfolio.

Our portion of the Fund outperformed the Russell 1000® Index during the annual period due primarily to an emphasis on investments in U.S. large-capitalization growth equities, which significantly outperformed U.S. large-capitalization value equities during the annual period. Individual stock selection was also a major contributor to relative results. Our portion of the Fund was helped most by stock selection in the Financials, Consumer Discretionary and Real Estate sectors.

Among the top individual contributors to our portion of the fund’s results was a position in Amazon.com, Inc., boosted by two of its highest margin businesses, Amazon Web Services and advertising, which continued to outpace its legacy businesses, which are primarily in the retail space. Shares of Danaher Corp. also rose robustly during the annual period due to the resumption of business operations in the research markets, as laboratory personnel returned to work in the third quarter of 2020. In addition, Danaher Corp.’s diagnostic business segment benefited as a result of increased testing for COVID-19. Further, the company expanded its bioprocessing platform, which was critical for the ongoing research and development of therapeutics and vaccines for COVID-19. PayPal Holdings, Inc., a constituent of the Information Technology sector, was also a top positive contributor to our portion of the Fund’s relative results during the annual period. Even as the pandemic took its toll on economic activity in general, e-commerce spending surged ahead of its pre-COVID levels with both existing e-commerce shoppers and new customers using e-commerce transaction platforms amid the stay-at-home conditions that dominated. PayPal Holdings, Inc., which provides a dominant checkout feature for e-commerce transactions was a beneficiary of this trend, and its shares, in turn, surged. We maintained the Fund’s positions in each of these holdings at the end of the annual period.

Such positive contributors were partially offset by weak stock selection in the Industrials sector. Within the sector, a major detractor from our portion of the Fund’s results was Uber Technologies, Inc. Its shares slid significantly during the annual period, as the spread of COVID-19 led to the global population reducing activities outside of their homes. Because the company is highly reliant on consumer demand for transportation to work, the airport or other commerce activities to drive revenue, its business was understandably under pressure, especially given the ongoing uncertainty as to when the world might return to normal activities. Also within the Industrials sector, The Boeing Company detracted, with its shares declining as the COVID-19 pandemic led to a dramatic decrease in commercial airline travel demand. While airlines were generally in good financial health prior to the pandemic outbreak, the unprecedented drop in travel demand resulted in corresponding declines in airline revenues. In the absence of revenue, many believed airlines would delay or cancel the delivery of new aircraft, which, in turn, hurt The Boeing Company’s revenues. At the same time, aircraft production has consumed The Boeing Company’s cash, thereby threatening both its financial balance sheet and its liquidity. We sold our portion of the Fund’s positions in both Uber Technologies, Inc. and The Boeing Company by the end of the annual period.

Sector allocation overall is not a consideration in our portfolio construction but rather a residual of our stock selection process. Nevertheless, sector allocation contributed positively to our portion of the Fund’s relative results during the annual period. Our

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portion of the Fund’s overweight to Information Technology, which was the strongest sector in the Russell 1000® Index during the annual period, contributed positively. Having no exposure to Energy, which was the worst performing sector in the Russell 1000® Index during the annual period, added value as well. These positive contributors were partially offset by the detracting effect of having an overweight allocation to Real Estate, which underperformed the Russell 1000® Index during the annual period, and of having an underweight exposure to Health Care, which outperformed the Russell 1000® Index during the annual period.

Below, BlackRock discusses its portion of the Fund’s performance during the annual period. BlackRock manages the large-cap value portion of the Fund’s portfolio.

Our portion of the Fund underperformed the Russell 1000® Index during the annual period, but outperformed the Russell 1000® Value Index*, the benchmark used for the large-cap value portion of the Fund’s portfolio, due primarily to sector allocation. Relative to the Russell 1000® Value Index, having overweight exposure to Consumer Discretionary, Materials and Health Care, which each outperformed the Russell 1000® Value Index during the annual period, contributed positively. Having an underweight to Financials and no exposure to Real Estate, which each underperformed the Russell 1000® Value Index during the annual period, also proved beneficial. Conversely, having an underweight allocation to Consumer Staples and no exposure to Utilities, which each outpaced the Russell 1000® Value Index during the annual period, detracted from our portion of the Fund’s relative results.

Stock selection overall detracted from our portion of the Fund’s results relative to the Russell 1000® Value Index. Stock selection in Industrials, Financials and Health Care detracted most from our portion of the Fund’s results. A position in British multinational defense and aerospace company BAE Systems PLC ADR, which is not a component of the Russell 1000® Value Index but which underperformed the Russell 1000® Value Index during the annual period, accounted for the majority of relative underperformance in Industrials. Exposure to money center banks Wells Fargo & Co., JPMorgan Chase & Co., and Citigroup Inc. detracted most from relative results in Financials. In Health Care, a lack of exposure to medical products manufacturer Danaher Corp. and pharmaceuticals and health care products manufacturer Abbott Laboratories hampered relative performance. Security selection in Materials also detracted from relative returns during the annual period, albeit more modestly. Partially offsetting these detractors was effective stock selection in Energy, Communication Services and Consumer Discretionary, which contributed positively. In Energy, an overweight position in ConocoPhillips and avoidance of Exxon Mobil Corp. and Chevron Corp., each an U.S. integrated oil and gas operator, boosted relative results most. In Communication Services, a position in Facebook Inc., Class A within the interactive media & services industry, proved most advantageous. A position in auto manufacturer General Motors Co. helped most in the Consumer Discretionary sector. Stock selection in Consumer Staples added value as well during the annual period.

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Past performance is no guarantee of future results.

* The Russell 1000® Index offers investors access to the extensive large-cap segment of the U.S. equity universe representing approximately 92% of the U.S. market. The Russell 1000® is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. The Russell 1000® includes the largest 1,000 securities in the Russell 3000®. Indices are not managed and an investor cannot invest directly into an index. The Russell 1000® Value Index is a market-capitalization weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Because focused mutual funds are less diversified than typical mutual funds, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases risk.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be part of current portfolio construction.

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Over the past ten years, $10,000 invested in the AIG Focused Alpha Large-Cap Fund Class A shares would be valued at $32,827. The same amount invested in securities mirroring the performance of the Russell 1000® Index would be valued at $34,084.

AIG Focused Alpha Large-Cap Fund#	Class A		Class C		Class W
	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 Year Return	5.25%	11.67%	9.91%	10.90%	11.82%	11.82%
5 Year Return	10.65%	75.98%	11.24%	70.33%	12.11%	77.07%
10 Year Return	12.62%	248.37%	N/A	N/A	N/A	N/A
Since Inception*	9.39%	302.20%	13.11%	194.78%	14.01%	215.98%
†	Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
*	Inception Date - Class A: 12/27/05; Class C: 01/24/12; Class W: 01/24/12
#	For the purpose of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ended October 31, 2020, the AIG Focused Alpha Large-Cap Class A returned 5.25%, compared to 10.87% for the Russell 1000® Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund Shares.)

The Fund acquired the assets and assumed the liabilities of the SunAmerica Focused Alpha Large-Cap Fund, Inc. (the “Predecessor Fund”), a closed-end investment company also advised by SunAmerica, in a reorganization that occurred on January 23, 2012 (the “Reorganization”). Prior to the Reorganization, the Fund had no operating history and the performance information in the graph and the table reflects the performance of the Predecessor Fund through the Reorganization. The Predecessor Fund may have performed differently if it were an open-end fund since closed-end funds are generally not subject to the cash flow fluctuations of an open-end fund. The performance figures above for the period prior to the Reorganization were calculated using the actual operating expenses of the Predecessor Fund, which were lower than those of the Fund. If the Fund’s higher operating expenses were applied to the performance for the period prior to the Reorganization, the performance would have been lower.

Performance data quoted represents past performance and is no guarantee of future results. Maximum sales charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund’s daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.aig.com/funds.

@

The Russell 1000® Index offers investors access to the extensive large-cap segment of the U.S. equity universe representing approximately 92% of the U.S. market. The Russell 1000® is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstructed annually to ensure new and growing equities are reflected. The Russell 1000® includes the largest 1,000 securities in the Russell 3000® Index. Indices are not managed and an investor cannot invest directly into an index.

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AIG Focused Growth Fund

For the annual period ended October 31, 2020, Class A shares of the AIG Focused Growth Fund returned 35.20% (before maximum sales charge). The Fund outperformed its benchmark, the Russell 3000® Growth Index*, which returned 28.20% for the same period.

The AIG Focused Growth Fund brings together Marsico Capital Management LLC (“Marsico”) and BAMCO Inc. (“BAMCO”), well-known equity managers who each contribute stock picks to the Fund’s portfolio. Marsico emphasizes large-cap growth investing, while BAMCO focuses on small/mid-cap growth opportunities. The Fund managers’ combined stock picks, blending different investment styles, are designed to offer the potential for attractive returns over the long term.

Below, Marisco discusses its portion of the Fund’s performance during the annual period. Marsico manages the large-cap growth portion of the Fund’s portfolio.

Our portion of the Fund outperformed the Russell 3000® Growth Index during the annual period due primarily to stock selection. Our portion of the Fund was helped most by stock selection in the Consumer Discretionary and Health Care sectors. Within Consumer Discretionary, the Fund’s position in Amazon.com, Inc. contributed most positively, boosted by two of its highest margin businesses, Amazon Web Services and advertising, which continued to outpace its legacy businesses, which are primarily in the retail space. In Health Care, shares of Danaher Corp. rose robustly during the annual period due to the resumption of business operations in the research markets, as laboratory personnel returned to work in the third quarter of 2020. In addition, Danaher Corp.’s diagnostic business segment benefited as a result of increased testing for COVID-19. Further, the company expanded its bioprocessing platform, which was critical for the ongoing research and development of therapeutics and vaccines for COVID-19. At the end of the annual period, we maintained our conviction in both of these holdings.

PayPal Holdings, Inc., a constituent of the Information Technology sector, was also a top positive contributor to our portion of the Fund’s relative results during the annual period. Even as the pandemic took its toll on economic activity in general, e-commerce spending surged ahead of its pre-COVID levels with both existing e-commerce shoppers and new customers using e-commerce transaction platforms amid the stay-at-home conditions that dominated. PayPal Holdings, Inc., which provides a dominant checkout feature for e-commerce transactions, was a beneficiary of this trend, and its shares, in turn, surged. We maintained the Fund’s position in PayPal Holdings, Inc. at the end of the annual period.

Such positive contributors were partially offset by weak stock selection in the Industrials sector. Within the sector, a major detractor from our portion of the Fund’s results was Uber Technologies, Inc. Its shares slid significantly during the annual period, as the spread of COVID-19 led to the global population reducing activities outside of their homes. Because the company is highly reliant on consumer demand for transportation to work, the airport or other commerce activities to drive revenue, its business was understandably under pressure, especially given the ongoing uncertainty as to when the world might return to normal activities. Also within the Industrials sector, The Boeing Company detracted, with its shares declining as the COVID-19 pandemic led to a dramatic decrease in commercial airline travel demand. While airlines were generally in good financial health prior to the pandemic outbreak, the unprecedented drop in travel demand resulted in corresponding declines in airline revenues. In the absence of revenue, many believed airlines would delay or cancel the delivery of new aircraft, which, in turn, hurt The Boeing Company’s revenues. At the same time, aircraft production has consumed The Boeing Company’s cash, thereby threatening both its financial balance sheet and its liquidity. We sold our portion of the Fund’s positions in both Uber Technologies, Inc. and The Boeing Company by the end of the annual period.

Sector allocation overall is not a consideration in our portfolio construction but rather a residual of our stock selection process. Nevertheless, sector allocation contributed positively, albeit modestly, to our portion of the Fund’s relative results during the annual period. Our portion of the Fund’s overweight to Information Technology, which was the second-strongest sector in the Russell 3000®

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Growth Index during the annual period, and its underweight allocations to Industrials and Health Care, which each underperformed the Russell 3000® Growth Index during the annual period, contributed positively. Having no exposure to the weakly performing Consumer Staples sector added value as well. These positive contributors were partially offset by the detracting effect of having overweight allocations to Real Estate and Financials, which each underperformed the Russell 3000® Growth Index during the annual period. Having a position in cash, though modest, during an annual period when the Russell 3000® Growth Index rallied, also dampened relative results.

Below, BAMCO discusses its portion of the Fund’s performance during the annual period. BAMCO manages the small/mid-cap portion of the Fund’s portfolio.

Our portion of the Fund significantly outperformed the Russell 3000® Growth Index due primarily to effective stock selection and, to a lesser extent, to sector allocation. Stock selection helped most in the Consumer Discretionary, Industrials, Health Care and Communication Services sectors. Favorable stock selection in Consumer Discretionary was led by triple-digit share price gains from electric vehicle manufacturer Tesla, Inc. and regional casino operator Penn National Gaming, Inc. Shares of Tesla, Inc. appreciated after the company consistently reported strong quarterly results, including profitability that beat analysts’ forecasts and solid growth in existing and new programs across different geographies and vehicles. Also, the company presented a grand vision around its battery activity aimed at expanding its competitive advantage and market opportunity. Investors also appeared to be impressed by significant growth in production from Tesla Inc.’s new factory in Shanghai. Penn National Gaming, Inc.’s stock price gained after the company completed an equity and convertible offering deal to enhance its liquidity profile. The company saw a quick rebound in revenues at re-opened properties, and its margins improved as revenue continued to build while keeping costs low by delaying its ramp-up of labor and marketing to pre-COVID-19 levels. The early September 2020 launch of its Barstool Sportsbook app also lifted its stock price. Our portion of the Fund’s only holding in the Industrials sector, real estate information and marketing services company CoStar Group, Inc., added value. Its shares rose, as net new sales re-accelerated more quickly than investors forecasted. Demand for the company’s digital marketplace business grew as traditionally offline activities increasingly shifted online during the pandemic. Strength in Health Care came from veterinary diagnostics leader IDEXX Laboratories, Inc. and telehealth company American Well Corp, while share price gains from real estate and rental marketplace Zillow Group, Inc., Class A bolstered performance in Communication Services.

These positive contributors were partially offset by challenging stock selection in Information Technology and Financials. Weakness in Information Technology was due to share price losses from personal and casualty insurance software vendor Guidewire Software, Inc. and syndicated research provider Gartner, Inc. Guidewire Software, Inc.’s shares declined as the company’s shift to the cloud caused short-term financial headwinds and slowed the cadence of new license sales. Additionally, a sudden Chief Financial Officer transition pressured the stock. Gartner Inc.’s share price fell due to concerns about how the pandemic would reduce growth in the company’s research business and meaningfully impact its destination events business. Adverse stock selection in Financials was driven by specialty insurer Arch Capital Group, Ltd. and brokerage firm The Charles Schwab Corp. The former’s shares declined due to economic-related headwinds in the mortgage business, while the latter’s stock price fell due to investor concerns around uncertain near-term earnings.

Sector allocation contributed positively, driven primarily by a meaningful overweight exposure to the strongly performing Consumer Discretionary sector via sizable positions in Tesla, Inc., Hyatt Hotels Corp., Class A and Vail Resorts, Inc. Underweight exposure to the Industrials and Health Care sectors and lack of exposure to Consumer Staples, each of which underperformed the Russell 3000® Growth Index during the annual period, also added value. Only partially offsetting these positive contributors was the detracting effect of having an underweight exposure to Information Technology, which outperformed the Russell 3000® Growth Index during the annual period, driven higher by sharp gains from sector heavyweights Apple, Inc. and Microsoft Corp. Having an overweight allocation to the poorly performing Financials sector also hampered relative results. All that said, at BAMCO, we construct our portion of the Fund from the bottom up, one stock at a time. Each stock is included in the portfolio if it meets our rigorous investment

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criteria. To help manage risk, we are aware of our sector and security weights, but we do not include a holding to achieve a target sector allocation or to approximate an index. Exposure to any given sector is purely a result of our stock selection process.

Finally, style biases within our portion of the Fund added value during the annual period. In particular, an emphasis on the strongly performing residual volatility, liquidity and beta factors contributed positively to relative results.

Past performance is no guarantee of future results.

* The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index consists of the 3,000 largest U.S. companies based on total market capitalization. Indices are not managed and an investor cannot invest directly into an index.

Because focused mutual funds are less diversified than typical mutual funds, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases risk. Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies and may have less resources and a greater risk of business failure than do large companies.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be part of current portfolio construction.

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Over the past ten years, $10,000 invested in the AIG Focused Growth Fund Class A shares would be valued at $36,361. The same amount invested in securities mirroring the performance of the Russell 3000® Growth Index would be valued at $44,110.

AIG Focused Growth#	Class A		Class C		Class W
	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 Year Return	27.45%	35.20%	33.37%	34.37%	35.48%	35.48%
5 Year Return	13.75%	102.06%	14.36%	95.57%	15.33%	104.03%
10 Year Return	13.78%	285.84%	N/A	N/A	N/A	N/A
Since Inception*	10.80%	407.35%	14.09%	217.91%	15.05%	242.21%
†	Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
*	Inception Date - Class A: 07/28/05; Class C: 01/24/12; Class W: 01/24/12
#	For the purpose of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ended October 31, 2020, the AIG Focused Growth Class A returned 27.45%, compared to 28.20% for the Russell 3000® Growth Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund Shares.)

The Fund acquired the assets and assumed the liabilities of the SunAmerica Focused Alpha Growth Fund, Inc. (the “Predecessor Fund”), a closed-end investment company also advised by SunAmerica, in a reorganization that occurred on January 23, 2012 (the “Reorganization”). Prior to the Reorganization, the Fund had no operating history and the performance information in the graph and the table reflects the performance of the Predecessor Fund through the Reorganization. The Predecessor Fund may have performed differently if it were an open-end fund since closed-end funds are generally not subject to the cash flow fluctuations of an open-end fund. The performance figures above for the period prior to the Reorganization were calculated using the actual operating expenses of the Predecessor Fund, which were lower than those of the Fund. If the Fund’s higher operating expenses were applied to the performance for the period prior to the Reorganization, the performance would have been lower.

Performance data quoted represents past performance and is no guarantee of future results. Maximum sales charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund’s daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.aig.com/funds.

@

The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index consists of the 3,000 largest U.S. companies based on total market capitalization. Indices are not managed and an investor cannot invest directly into an index.

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AIG Income Explorer Fund

Effective December 17, 2019, certain changes were made to the AIG Income Explorer Fund’s investment strategy and techniques, as well as to the portfolio management. Prior to this date, the Fund was invested in closed end funds, global equity securities and preferred securities. Effective the same date, Cohen & Steers Capital Management, Inc. (“Cohen & Steers”) no longer managed the closed-end funds and preferred securities sleeves of the Fund, and these two sleeves were replaced by real estate investment trust (REIT) and preferred securities sleeves managed by SunAmerica Asset Management Corp. (“SunAmerica”). SunAmerica, the Fund’s investment adviser, is also responsible for determining the allocation among the different sleeves of the Fund and for managing the global dividend equity strategy. The Fund’s investment objective did not change, but its benchmark index did change. For a detailed description of the Fund’s strategy, techniques and management, as well as expenses, please see the Fund’s Prospectus.

For the annual period ended October 31, 2020, Class A shares of the AIG Income Explorer Fund returned -10.14% (before maximum sales charge). The Fund underperformed its new benchmark, a blended benchmark comprised 45% of the MSCI ACWI Value Index*, 35% of the S&P Preferred Stock Index and 20% of the FTSE NAREIT All Equity REITs Index*. The new blended benchmark returned -7.82% for the same period. The components of the new blended benchmark, the MSCI ACWI Value Index*, the S&P Preferred Stock Index and the FTSE NAREIT All Equity REITs Index, returned -12.21%, 3.02% and -16.01%, respectively, for the same annual period. The Fund’s former blended benchmark, comprised 60% of the MSCI World Index (Net)** and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index,** returned 5.72% for the same period. The components of the former blended benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, a broad-based fixed income market index, returned 6.19%, and the MSCI World Index (Net), a broad-based global equity market index, returned 4.36%, for the same annual period.

The Fund seeks to achieve its investment objective of high current income and, secondarily, capital appreciation by combining three distinct income producing investment strategies – global dividend equities, preferred securities and real estate investment trusts (REITs) – into a single fund that seeks a high level of monthly income. By exploring asset classes that are less correlated with traditional bond markets, the Fund may provide more diversified income opportunities than fixed income investments alone. This multi-asset class approach is designed to help deliver attractive yield and risk-adjusted returns, conveniently in one portfolio.

Below, SunAmerica discusses its portion of the Fund’s performance during the annual period. SunAmerica manages the global dividend equity strategy sleeve of the Fund.

During the period from November 1, 2019 through December 16, 2019, our portion of the Fund outperformed the MSCI World Index, the benchmark then utilized for the global dividend equity strategy sleeve. Individual stock selection overall contributed most positively, while country allocation also boosted results, albeit more modestly. Sector allocation as a whole detracted.

From a sector perspective, effective stock selection in the Consumer Staples, Consumer Discretionary and Real Estate sectors contributed most positively. Positioning in the Materials sector and having no exposure to Utilities, which was the second-weakest sector in the MSCI World Index during the period from November 1, 2019 through December 16, 2019, also proved beneficial. Only partially offsetting these positive contributors was both weak stock selection and allocation positioning in the Energy, Information Technology and Health Care sectors, which detracted. Having no exposure to the Financials sector, which outperformed the MSCI World Index during this same time period, also dampened relative results.

Regionally, our portion of the Fund benefited most from positioning and stock selection in the U.K. Having exposure to Taiwan and Russia, which are not constituents of the MSCI World Index but which outperformed the MSCI World Index from November 1, 2019 through December 16, 2019, also added value. Effective stock selection in Switzerland further boosted our portion of the Fund’s relative results. Conversely, positioning decisions in France and Italy hindered results as did having an underweight exposure to and weak stock selection in the U.S. Having an overweight allocation to Hong Kong, which lagged the MSCI World Index during the same time period, also detracted from relative results.

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Among individual holdings, positions in U.K. residential housing developers and builders Persimmon PLC and Barratt Developments PLC, Taiwanese semiconductor company Yageo Corp., U.K. tobacco company British American Tobacco PLC and Russian metals and mining company MMC Norilsk Nickel PJSC ADR were among the top positive contributors to our portion of the Fund’s relative performance during the period from November 1, 2019 through December 16, 2019. Notable laggards during this same time frame included Taiwanese industrial products manufacturer Catcher Technology Co., Ltd., French telecommunications services provider Orange SA, French automobile manufacturers Renault SA and Peugeot SA and Italian automobile manufacturer Fiat Chrysler Automobiles N.V.

During the period from December 17, 2019 through October 31, 2020, our portion of the Fund underperformed the MSCI ACWI Value, the benchmark utilized for the global dividend equity strategy sleeve beginning December 17, 2019. Individual stock selection overall detracted most, while country allocation as a whole also detracted, albeit only modestly. Sector allocation overall contributed positively.

From a sector perspective, stock selection proved most challenging in the Industrials, Communication Services and Consumer Staples sectors. Allocation positioning in the Consumer Discretionary, Industrials and Health Care sectors also dampened relative results. Only partially offsetting these detractors was effective stock selection in the Energy, Financials and Real Estate sectors, which contributed positively. Having an underweight to Financials, which underperformed the MSCI ACWI Value during the period from December 17, 2019 through October 31, 2020, and having an overweight to Materials, which outperformed the MSCI ACWI Value during this same time period, also proved beneficial.

Regionally, our portion of the Fund was hurt most by positioning and stock selection in the U.S., France, Germany and Italy. Conversely, positioning and stock selection in Australia, Taiwan and the Netherlands boosted relative results most.

Among individual holdings, positions in U.S. department store operator Kohl’s Corp., U.S. cruise ships owner and operator Carnival Corp., U.S. apparel and accessories retailer The Gap, Inc., French automobile manufacturer Renault SA and Italian automobile manufacturer Fiat Chrysler Automobiles N.V. were among the top detractors from our portion of the Fund’s relative performance during the period from December 17, 2019 through October 31, 2020. Notable positive contributors during this same time frame included Australian iron ore producer Fortescue Metals Group Ltd., U.S. energy and engineering and construction services provider Halliburton Co., U.S. oilfield products and services provider Baker Hughes Co., U.S. chemical company DuPont de Nemours, Inc. and U.S. consumer foods manufacturer General Mills, Inc.

Below, Cohen & Steers discusses its portions of the Fund’s performance during the period from November 1, 2019 through December 16, 2019. Cohen & Steers managed the closed-end fund and preferred securities sleeves of the Fund, respectively, during this time period.

Closed-End Fund Sleeve: During the period from November 1, 2019 through December 16, 2019, our portion of the Fund outperformed the Morningstar All Taxable Fixed Income Index,† the benchmark then utilized for the Closed-End Fund sleeve. This allocation to fixed income strategy closed-end funds helped relative performance. Conversely, an out-of-benchmark position in utilities closed-end funds and an overweight in preferred securities closed-end funds detracted from relative performance.

Security selection contributed most positively to our portion of the Fund’s relative return in the U.S. multi-sector bond closed-end funds category. On the other hand, security selection in the preferred securities closed-end funds category hindered relative performance.

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Preferred Securities Sleeve: Relative to a blended index – 50% BofA Merrill Lynch Capital Securities Index and 50% BofA Merrill Lynch Fixed Rate Preferred Securities Index†† – which tracks various aspects of the preferred securities market, our portion of the Fund’s overweight to the utilities segment of the market and its underweight to the banking segment of the market slightly detracted. Security selection in the pipelines segment of the market also hampered relative results. Partially offsetting these detractors was effective security selection in the banking segment of the market, which contributed positively.

Below, SunAmerica discusses the performance of the REIT and preferred securities sleeves of the Fund, respectively, during the period from December 17, 2019 through October 31, 2020. SunAmerica managed the REIT and preferred securities sleeves of the Fund, respectively, during this time period.

REIT Sleeve: The REIT portion of the Fund underperformed the FTSE NAREIT All Equity REITs Index* during the December 17, 2019 through October 31, 2020 time period. The principal investment technique of the REIT sleeve is to employ a “buy and hold” strategy with approximately 60 equity REITs selected annually from the FTSE NAREIT All Equity REITs Index*. We select securities from the FTSE NAREIT All Equity REITs Index* on the basis of a number of factors, including profitability, volatility and size. While the security selection process will take place on an annual basis, we may, from time to time, substitute certain securities for those selected for the REIT sleeve or reduce the position size of a portfolio security in between the annual rebalancings under certain limited circumstances. These circumstances will generally include where the value of a security held by the REIT sleeve becomes a disproportionately large percentage of the REIT sleeve’s holdings in the discretion of the portfolio managers. The REIT sleeve will be evaluated and adjusted at the discretion of the portfolio managers on an annual period.

Relative results were hurt most by having an underweight to infrastructure REITs, which outperformed the FTSE NAREIT All Equity REITs Index* during the period we established and managed the REIT sleeve. Having overweights to the specialty REITs and lodging/resorts REITs sub-sectors, which each underperformed the FTSE NAREIT All Equity REITs Index* during this same time frame, also detracted. Stock selection within the specialty REITs sub-sector dampened relative results as well. Partially offsetting these detractors was effective stock selection within the retail, health care and residential REITs sub-sectors, which contributed positively.

Among individual holdings, notable laggards included Empire State Realty Trust, Inc. Class A, which primarily focuses on office and retail properties in Manhattan and the greater New York metropolitan area; Clipper Realty, Inc., which primarily acquires and manages multi-family residential and commercial properties in the New York metropolitan area; EPR Properties, which acquires and develops properties leased to movie theatre and entertainment-related business operators, generally under long-term triple-net leases; Simon Property Group, Inc., which owns, develops and manages retail real estate properties, including regional malls and outlet centers; and Armada Hoffler Properties, Inc., which develops, builds, owns and manages office, retail and residential properties in the mid-Atlantic region of the U.S. Positions in several data center REITs were among the top positive contributors to our portion of the Fund’s relative performance during the period from December 17, 2019 through October 31, 2020. These data center REITs included Equinix, Inc., QTS Realty Trust, Inc. Class A, and CyrusOne, Inc. Positions in Prologis, Inc., which is an owner, operator and developer of industrial real estate and distribution facilities, and Uniti Group Inc., which provides wireless infrastructure solutions for the communications industry, were also top positive contributors to the REIT sleeve’s performance during this time period.

Preferred Securities Sleeve: The Preferred Securities portion of the Fund outperformed the S&P Preferred Stock Index* during the December 17, 2019 through October 31, 2020 time period. The principal investment technique of the preferred securities sleeve is to employ an enhanced index management strategy, which seeks to modestly outperform the S&P Preferred Stock Index* over time, while maintaining similar risk characteristics to the S&P Preferred Stock Index*. The preferred securities sleeve invests in a diversified portfolio of preferred securities issued by U.S. and foreign companies, which may include traditional preferred securities, hybrid preferred securities and floating rate preferred securities. The preferred securities sleeve may invest in both investment grade

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and below investment grade securities but anticipates investing predominantly in investment grade securities. We expect the preferred securities sleeve to invest a substantial portion of its assets in the Financials sector, which is comprised of the banking, brokerage and insurance industries. We select securities from the S&P Preferred Stock Index* by applying certain constraints, such as credit quality and position size limits, and by employing a statistical technique known as optimization. Because the preferred securities sleeve uses an enhanced index strategy, not all of the securities in the S&P Preferred Stock Index* are included in the preferred securities sleeve, and the preferred securities sleeve’s holdings may be underweight or overweight particular securities, sectors or industries within the S&P Preferred Stock Index*. The preferred securities sleeve may engage in active trading of its portfolio securities.

During the December 17, 2019 through October 31, 2020 time period, the weighting of the preferred securities sleeve roughly mirrored that of the S&P Preferred Stock Index*, with the highest percentage of holdings in the Financials sector. The preferred securities sleeve was overweight relative to the S&P Preferred Stock Index* in the Financials, Consumer Discretionary, Energy, Industrials and Utilities sectors. The Industrials and Utilities sectors outperformed the S&P Preferred Stock Index* most during this time frame and had the second and third highest contribution to return in the preferred securities sleeve. Financials had the most significant contribution to return in the preferred securities sleeve and also outperformed the S&P Preferred Stock Index* during the same time period. Conversely, positioning in the Consumer Discretionary, Consumer Staples and Information Technology sectors detracted from relative results during this time frame. This was due mainly to the preferred securities sleeve not owning select holdings in each sector that performed strongly and aided S&P Preferred Stock Index* performance.

On a macro level, the preferred securities sleeve was buoyed by the volatility surrounding the COVID-19 pandemic and its effect on the stock and bond markets. The erosion of the economy due to COVID-19 whipsawed U.S. Treasury bond levels to multi-years lows, and the U.S. Federal Reserve stepped in to lower interest rates to near zero in an effort to mitigate the adverse effects of the pandemic on the economy. While performance fluctuated throughout the time period, the low interest rate and low bond rate environment helped support the performance of preferred securities overall, as preferred securities tend to perform better when rates are low.

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Past performance is no guarantee of future results. Diversification does not guarantee a profit or protect against a loss.

Preferred securities are subject to bond market volatility risk, credit risk and interest rate fluctuation risk. In addition, preferred securities are subordinated to other securities in the issuer’s capital structure and are subject to the risk that the issuer will fail to make dividends or other distributions because other claims on the issuer’s assets take priority. Preferred securities may be less liquid than many other types of securities and may be subject to the risk of being redeemed prior to their scheduled date. Real estate securities are subject to the risk that property values may fall due to increasing vacancies or declining rents. The price of real estate securities also may decline because of the failure of borrowers to pay their loans and poor management. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates, as well as risks normally associated with debt financing. Income and real estate values also may be adversely affected by such factors as applicable laws, interest rate levels and the availability of financing. The Global Dividend Stocks and REIT sleeves each employ a disciplined strategy and will not deviate from their strategy (except to the extent necessary to comply with federal tax laws or other applicable laws). If either sleeve is committed to a strategy that is unsuccessful, the Fund may not meet its overall investment goal. Because the Global Dividend Stocks sleeve generally will not use certain hedging techniques available to the Preferred and REIT sleeves to reduce stock market exposure, this portion of the Fund may be more susceptible to general market declines than the other sleeves. International investing involves special risks, such as currency fluctuations and economic and political instability, greater market volatility and limited liquidity. Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies, and may have fewer resources and a greater risk of business failure than do large companies.

* The MSCI ACWI Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across 23 Developed Markets countries and 26 Emerging Markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. The S&P Preferred Stock Index is comprised of U.S. exchange-traded preferred stocks that meet minimum price, liquidity, trading volume, maturity and other requirements determined by S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc. The FTSE NAREIT All Equity REITs Index is a free-float adjusted, market capitalization-weighted index of all tax-qualified U.S. equity REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property. Please note that an investor cannot invest directly in an index.

** The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

† The Morningstar All Taxable Fixed Income Index was the benchmark used for the Closed-End Fund sleeve of the Fund prior to December 17, 2019. It is an index that tracks the weighted average of the market price of closed-end funds that invest in taxable fixed-income securities.

†† The BofA Merrill Lynch Capital Securities Index is a sub-set of the BofA Merrill Lynch U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and callable securities. The BofA Merrill Lynch U.S. Corporate Index tracks the performance of U.S. dollar-denominated investment-grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must be rated investment-grade (based on an average of Moody’s, S&P and Fitch) and must have an investment-grade-rated country of risk (based on an average of Moody’s, S&P and Fitch foreign-currency long-term sovereign debt ratings). The BofA Merrill Lynch Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment-grade (based on an average of Moody’s, S&P and Fitch) and must have an investment-grade-rated country of risk (based on an average of Moody’s, S&P and Fitch foreign-currency long-term sovereign debt ratings).

Indices are not managed and an investor cannot invest directly in an index.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

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Since inception, $10,000 invested in AIG Income Explorer Fund Class A shares would be valued at $12,298. The same amount invested in securities mirroring the performance of the Blended Benchmark (New) (MSCI ACWI Value Index (Net) (45%), S&P U.S. Preferred Stock Index (35%) and FTSE NAREIT All Equity REITs Index (20%)), MSCI ACWI Index (Net), Blended Benchmark (Old) (MSCI World Index (Net) (60%), and Bloomberg Barclays U.S. Aggregate Bond Index (40%)), and the MSCI World Index (Net) would be valued at $14,518, $17,738 $16,263, and $18,237, respectively.

AIG Income Explorer Fund#	Class A		Class C		Class W
	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 Year Return	-15.30%	-10.14%	-11.45%	-10.59%	-10.03%	-10.03%
5 Year Return	2.69%	21.15%	3.27%	17.44%	4.11%	22.34%
10 Year Return	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception*	2.86%	30.53%	3.05%	24.62%	3.89%	32.33%
†	Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
*	Inception Date - Class A: 07/02/13; Class C: 07/02/13; Class I: 07/02/13
#	For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ended October 31, 2020, the AIG Income Explorer Fund Class A returned -15.30%, compared to -7.82% for the Blended Benchmark (MSCI ACWI Value Index (Net) (45%), S&P U.S. Preferred Stock Index (35%) and FTSE NAREIT All Equity REITs Index (20%)), 4.89% for the MSCI ACWI Index (Net). (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund’s daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.aig.com/funds.

(1)	The MSCI World Index (Net) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets consisting of 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Israel, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.
(2)	The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers components for government and corporate securities, mortgage pass-through securities and asset-backed securities.
(3)	The MSCI ACWI Value captures large- and mid-cap securities exhibiting overall value style characteristics across 23 Developed Markets countries and 26 Emerging Markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.
(4)	The S&P Preferred Stock Index is comprised of U.S. exchange-traded preferred stocks that meet minimum price, liquidity, trading volume, maturity and other requirements determined by S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc.
(5)	The FTSE NAREIT All Equity REITs Index is a free-float adjusted, market capitalization-weighted index of all tax-qualified U.S. equity REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property.
(6)

The MSCI ACWI Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index is comprised of 23 developed and 26 emerging market country indices. The developed market country indices included are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain,

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Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties.

Indices are not managed and an investor cannot invest directly into an index.

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AIG Small-Cap Fund

For the annual period ended October 31, 2020, Class A shares of the AIG Small-Cap Fund returned -5.68% (before maximum sales charge). The Fund underperformed its benchmark, the Russell 2000® Index*, which returned -0.14% for the same period.

The Fund seeks to achieve its investment objective of long-term growth of capital primarily by strategically allocating its assets between a small-cap index strategy and an actively-managed micro-cap growth strategy. The small-cap index strategy provides broad exposure to small-cap stocks by tracking the Russell 2000® Index, and the micro-cap strategy is actively managed to enhance alpha potential relative to the Russell Microcap® Index**.

SunAmerica Asset Management, LLC (“SunAmerica”) is the Fund’s investment adviser, managing the overall asset allocations and the index strategy. Cadence Capital Management, LLC (“Cadence”) is the portfolio manager of the micro-cap growth strategy. The Fund will generally allocate approximately 40-60% of its assets to each strategy.

Below, SunAmerica discusses its portion of the Fund’s performance during the annual period. SunAmerica manages the small-cap index sleeve of the Fund.

Our portion of the Fund lagged the return of the Russell 2000® Index during the annual period. U.S. small-cap stocks underperformed the mid-cap and large-cap segments of the U.S. equity market during the annual period, as measured by the Russell indices. Within the small-cap universe, as within all market capitalization segments, growth stocks significantly outperformed value stocks during the annual period, and there was great dispersion among the performance of the sectors of the Russell 2000® Index. Health Care and Consumer Staples were the best relative performers in terms of total return, each sector posting a robust double-digit gain. Consumer Discretionary and Information Technology also were strong performers. Conversely, Energy was by far the weakest sector in the Russell 2000® Index during the annual period, followed by Real Estate, Utilities and Financials, each posting a double-digit negative return during the annual period.

Among individual holdings, notable laggards included Invesco Mortgage Capital, Inc. and Blackstone Mortgage Trust, Inc., Class A, each of the Real Estate industry of the Financials sector; Brink’s Co. of the Commercial Services & Supplies industry of the Industrials sector; Radian Group, Inc. of the Insurance industry of the Financials sector; and ALLETE, Inc. of the Utilities industry of the Utilities sector. The top positive contributors to the Russell 2000® Index and to our portion of the Fund’s relative performance during the annual period included Teladoc Health, Inc. and Quidel Corp., each of the Health Care Equipment & Services industry of the Health Care sector; MyoKardia, Inc. and Immunomedics, Inc., each of the Pharmaceuticals and Biotechnology industry of the Health Care sector; and Chegg, Inc. of the Commercial Services & Supplies industry of the Industrials sector.

Each sector and stock in the Russell 2000® Index was represented in our portion of the Fund with approximately the same weighting as in the Index and therefore had a similar effect.

Below, Cadence discusses its portion of the Fund’s performance during the annual period. Cadence manages the micro-cap sleeve of the Fund.

Our portion of the Fund underperformed the return of the Russell 2000® Index during the annual period, driven by the poor performance of valuation, one of the underpinnings of our strategy’s conservative growth investment approach. Our portion of the Fund also underperformed the Russell Microcap® Index, which returned 3.15% during the annual period. Growth stocks outperformed value stocks by a historic margin across the capitalization spectrum during the annual period. Also, weak stock selection in Health Care, Industrials, Information Technology and Consumer Discretionary detracted significantly from relative results, more than offsetting the positive contribution made by underweighting several poorly performing sectors, including Financials, Real Estate and Energy.

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More specifically, relative to the Russell 2000® Index, stock selection in Health Care was the largest detractor from our portion of the Fund’s results during the annual period. The Health Care Equipment and Services industry, long an area of attractive returns for the portfolio, experienced significantly diverse stock-by-stock performance. An orthopedic operator with a strong market position saw its shares fall due to a decline in patient visits amidst the COVID-19 pandemic. A radiology outpatient services business suffered similarly. These detractors were only partially offset by several holdings that experienced double-digit and triple-digit gains during the annual period. Winners ranged from a testing company benefiting from COVID-19 protocols to a health care information technology company executing a merger and acquisition strategy successfully. Stock selection within the Pharmaceuticals and Biotechnology industry also disappointed. A pain drug stock was hurt by a decline in elective procedures, despite being a beneficiary of the shift away from more addictive opioids. Also, not owning several biotechnology stocks that enjoyed significant gains during the annual period, many due to speculation over a role in the cure of COVID-19, hurt. However, our portion of the Fund did not invest in these stocks because many were larger than our sleeve’s micro-cap size target, and most did not have earnings.

On the positive side, our portion of the Fund was underweight Financials, one of the worst performing sectors in the Russell 2000® Index during the annual period. Within the sector, our portion of the Fund also benefited from strong stock selection in the Banks and Thrifts industry. The decline in interest rates during the annual period weighed on banks’ net interest margins, and credit concerns also loomed over bank stock performance due to the consequences of the pandemic. However, several of the bank stocks held by our portion of the Fund experienced robust share price gains.

An underweight to Real Estate also buoyed our portion of the Fund’s relative results. Real estate was one of the weakest sectors in the Russell 2000® Index during the annual period, as investors feared rising vacancies and rent defaults would depress future earnings. Stock selection within the sector also proved effective. For example, the portfolio held an apartment real estate investment trust (REIT) with properties in the Sun Belt markets, which experienced above-average occupancy and rent collection rates. While the REIT’s shares declined, they still substantially outperformed the Real Estate sector within the Russell 2000® Index and were cushioned by an attractive dividend yield.

In short, the underperformance of valuation and the strong performance of loss-making companies, or those businesses yet to make a profit, were headwinds to our portion of the Fund’s investment approach. Further, small-cap stocks have significantly trailed large-cap stocks in recent years, but we believe a re-opening of global economies with progress in combatting COVID-19 should broaden economic activity and lead inflows into the undervalued small-cap segment of the equity markets. The realization of such a scenario would benefit the micro-cap segment of the equity markets as well, in our view.

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COMPARISONS: FUNDS vs. INDICES — (unaudited) (continued)

Past performance is no guarantee of future results. Diversification does not guarantee a profit or protect against a loss.

* The Russell 2000® Index measures the performance of approximately 2,000 small-cap companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000® Index serves as a benchmark for small-cap stocks in the United States. The weighted average market capitalization for companies in the Russell 2000® Index is about US$1.3 billion.

** The Russell Microcap® Index is a capitalization weighted index of 2,000 small-cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000® Index, plus 1,000 smaller U.S.-based listed stocks. The Russell Microcap® Index is recalculated annually to prevent growing stocks from distorting index performance, and to include new entrants. The Russell Microcap® Index represents just 3% of the overall U.S. equity market by capitalization.

Indices are not managed and an investor cannot invest directly in an index.

A portion of the Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

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COMPARISONS: FUNDS vs. INDICES — (unaudited) (continued)

Since inception, $10,000 invested in AIG Small-Cap Fund Class A shares would be valued at $13,487. The same amount invested in securities mirroring the performance of the Russell® 2000 Index would be valued at $15,442.

AIG Small-Cap Fund#	Class A		Class C		Class W
	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 Year Return	-11.10%	-5.68%	-7.20%	-6.29%	-5.48%	-5.48%
5 Year Return	4.27%	30.76%	4.81%	26.49%	5.71%	31.98%
10 Year Return	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception*	4.54%	43.14%	4.78%	36.95%	5.67%	45.00%
†	Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
*	Inception Date - Class A: 02/06/14; Class C: 02/06/14; Class W: 02/06/14
#	For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ended October 31, 2020, the AIG Small-Cap Fund Class A returned -11.10%, compared to -0.14% for the Russell® 2000 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund’s daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.aig.com/funds.

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The Russell 2000® Index measures the performance of approximately 2,000 small-cap companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000® Index serves as a benchmark for small-cap stocks in the United States. The weighted average market capitalization for companies in the Russell 2000® Index is about US$1.3 billion. Indices are not managed and an investor cannot invest directly into an index.

124

Harborside 5

185 Hudson Street, Suite 3300

Jersey City, NJ 07311

Directors/Trustees

Richard W. Grant

Peter A. Harbeck

Dr. Judith L. Craven

Stephen J. Gutman

Eileen A. Kamerick

Officers

John T. Genoy, President and Chief Executive Officer

Sharon French, Executive Vice President

Timothy Pettee, Vice President

James Nichols, Vice President

Gregory N. Bressler, Secretary

Gregory R. Kingston, Treasurer

Shawn Parry, Vice President and Assistant Treasurer

Donna McManus, Vice President and Assistant Treasurer

Kathleen Fuentes, Chief Legal Officer and Assistant Secretary

Christopher C. Joe, Chief Compliance Officer

Matthew J. Hackethal, Anti-Money Laundering Compliance Officer

Investment Adviser

SunAmerica Asset Management, LLC

Harborside 5

185 Hudson Street, Suite 3300

Jersey City, NJ 07311

Distributor

AIG Capital Services, Inc.

Harborside 5

185 Hudson Street, Suite 3300

Jersey City, NJ 07311

Shareholder Servicing Agent

AIG Fund Services, Inc.

Harborside 5

185 Hudson Street, Suite 3300

Jersey City, NJ 07311

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

303 W 11th Street

Kansas City, MO 64105

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to securities held in a Fund’s portfolio, which is available in the Trust’s Statement of Additional Information, may be obtained without charge upon request, by calling (800) 858-8850. The information is also available from the EDGAR database on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

PROXY VOTING RECORD ON FUND PORTFOLIO SECURITIES

Information regarding how the Trust voted proxies related to securities held in the Funds during the most recent twelve month period ended June 30 is available, once filed with the U.S. Securities and Exchange Commission, without charge, upon request, by calling (800) 858-8850 or on the U.S. Securities and Exchange Commission website at http://www.sec.gov.

DISCLOSURE OF QUARTERLY PORTFOLIO HOLDINGS

The Trust is required to file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Forms N-PORT are available on the U.S. Securities and Exchange Commission website at http://www.sec.gov.

DELIVERY OF SHAREHOLDER DOCUMENTS

The Funds have adopted a policy that allows them to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report (the “shareholder documents”) to shareholders with multiple accounts residing at the same “household.” This practice is called householding and reduces Fund expenses, which benefits you and other shareholders. Unless the Funds receive instructions to the contrary, you will only receive one copy of the shareholder documents. The Funds will continue to household the shareholder documents indefinitely, until we are instructed otherwise. If you do not wish to participate in householding please contact Shareholder Services at (800) 858-8850 ext. 6010 or send a written request with your name, the name of your fund(s) and your account number(s) to AIG Funds, P.O. Box 219186, Kansas City MO, 64121-9186. We will resume individual mailings for your account within thirty (30) days of receipt of your request.

This report is submitted solely for the general information of shareholders of the Funds. Distribution of this report to persons other than shareholders of the Funds is authorized only in connection with a currently effective prospectus, setting forth details of the Funds, which must precede or accompany this report.

Go Paperless!!

Did you know that you have the option to

receive your shareholder reports online?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.

Why Choose Electronic Delivery?

It’s Quick — Fund documents will be received faster than via traditional mail.

It’s Convenient — Elimination of bulky documents from personal files.

It’s Cost Effective — Reduction of your Fund’s printing and mailing costs.

To sign up for electronic delivery, follow

these simple steps:

1	Go to www.aig.com/funds

2	Click on the link to “Go Paperless!!”

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.aig.com/funds at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note - this option is only available to accounts opened through the Funds.

For information on receiving this report online, see inside back cover.

AIG Funds are advised by SunAmerica Asset Management, LLC (SAAMCo) and distributed by AIG Capital Services, Inc. (ACS), Member FINRA. Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311, 800-858-8850. SAAMCo and ACS are members of American International Group, Inc. (AIG).

Investors should carefully consider a Fund’s investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the AIG Funds Sales Desk at 800-858-8850, ext. 6003, or at aig.com/funds. Read the prospectus carefully before investing.

HWANN - 10/20

Item 2.	Code of Ethics

SunAmerica Specialty Series (“the registrant”) has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (the “Code”). During the fiscal year ended October 31, 2020, there were no reportable waivers or implicit waivers to a provision of the Code that applies to the registrant’s Principal Executive and Principal Accounting Officers (the “Covered Officers”).

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Eileen A. Kamerick, a Trustee of the registrant, qualifies as an audit committee financial expert, as defined in Item 3 (b) of Form N-CSR. Ms. Kamerick is considered to be “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)—(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountants were as follows:

	2019	2020
(a) Audit Fees	$257,467	$260,042
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$0	$0
(d) All Other Fees	$0	$0

Audit Fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings.

Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant’s principal accountant were as follows:

	2019	2020
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$0	$0
(d) All Other Fees	$0	$0

(e)

(1) The registrant’s audit committee pre-approves all audit services provided by the registrant’s principal accountant for the registrant and all non-audit services provided by the registrant’s principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser (“Adviser Affiliates”) that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant’s audit committee charter.

(2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provide ongoing services to the registrant for 2019 and 2020 were $0 and $0, respectively.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

Included in Item 1 to the Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a - 101), or this Item 10.

Item 11.	Controls and Procedures.

(a)

An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

(b)

There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the most recent fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)	(1) Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(3) Not applicable.

(4) Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Specialty Series

By:	/s/ John T. Genoy
John T. Genoy President

Date: January 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John T. Genoy
John T. Genoy President

Date: January 7, 2021

By:	/s/ Gregory R. Kingston
Gregory R. Kingston Treasurer

Date: January 7, 2021